UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00487

SECURITY LARGE CAP VALUE FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of principal executive offices) (Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SECURITY LARGE CAP VALUE FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

Annual Report

September 30, 2009

•	Rydex | SGI Equity Fund®

•	All Cap Value Series
•	Alpha Opportunity Series
•	Equity Series
•	Global Series
•	Global Institutional Series
•	Mid Cap Value Series
•	Mid Cap Value Institutional Series
•	Select 25 Series
•	Small Cap Growth Series
•	Small Cap Value Series

•	Rydex | SGI Large Cap Value Fund

•	Large Cap Value Fund

•	Large Cap Value Institutional Series

•	Rydex | SGI Mid Cap Growth Fund

Rydex | SGI Equity Fund

Rydex | SGI Large Cap Value Fund

Rydex | SGI Mid Cap Growth Fund

September 30, 2009

Annual Report

This page left blank intentionally.

Managers’ Commentary

November 16, 2009

To Our Shareholders:

From its inception on October 3, 2008 through the fiscal year ended September 30, 2009, the Rydex| SGI Equity Fund All Cap Value Series gained 2.10%1 while the Series’ benchmark, the Russell 2000 Value Index, was down –5.48% during the same period.

Our strategy is to buy companies, across the market capitalization spectrum, trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each idea. We construct the portfolios based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

Industrials, Materials, and Health Care Top Performers

The Series’ industrials holdings, a large overweight position consisting of 19% of portfolio assets, gained approximately 2% compared to a 19% loss for the Index. Leading performers included McDermott International, Inc., URS Corporation (up around 40%), and United Technologies Corporation.

The materials sector contributed to portfolio performance though superior stock selection that allowed holdings to increase by approximately 55% versus a loss of about 5% for the benchmark. Leaders in the sector for the Series were Schweitzer-Mauduit International, Inc., which gained more than 200%, Eagle Materials, Inc., and Rohm & Hass Company.

Health care was an underweight position in the portfolio, but good stock picking led to a gain of approximately 23% for the sector while the Index lost 2%. Schering-Plough Corporation gained about 64% for the Series while Hospira, Inc. and Medco Health Solutions, Inc. contributed positive returns.

Financials and Utilities Disappoint

The largest drag on portfolio performance was due to cash. While in a fully invested position of around 6% during the fiscal year, the lack of any returns from the asset class hurt overall returns.

The financials sector was a large underweight position but fared no better in performance than the Index, each losing about 24%. Capital One Financial Corporation lost nearly 80%. Berkshire Hathaway, Inc. (Cl B), which was not a security in the Index, had a 3% average weighting during the fiscal year but was down more than 25%. Other detractors in the sector included JPMorgan Chase & Company and Wilmington Trust Corporation

The utilities sector in the Series had a nearly even weight and return with the Index, losing approximately 7%. The Series took a solid position of about 2.5% in Edison International but the security gave up 10% of its value for the period. Other securities holding down performance were Great Plains Energy, Inc. and Allete, Inc.

Market Outlook

While there are indications that the economy may be stabilizing from a macroeconomic standpoint, the economy and markets remain uncertain with contradictory information. Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies.

We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

James P. Schier, Portfolio Manager

Mark A. Mitchell, Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	All Cap Value Series
September 30, 2009	(unaudited)

PERFORMANCE

All Cap Value Series vs. Russell 3000 Value Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of All Cap Value Series on October 3, 2008 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 3000 Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	Since Inception (10-03-08)
A Shares	2.10%
A Shares with sales charge	(3.77%)
C Shares	1.30%
C Shares with CDSC	0.30%
Institutional Class	2.40%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	10.46%
Consumer Staples	9.30
Energy	10.01
Financials	13.44
Health Care	6.31
Industrials	18.65
Information Technology	9.86
Materials	3.38
Telecommunication Services	1.08
Utilities	5.95
Exchange Traded Funds	6.79
Cash & Other Assets, Less Liabilities	4.77

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	All Cap Value Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
All Cap Value Series - Class A
Actual	$1,000.00	$1,391.01	$8.09
Hypothetical	1,000.00	1,018.30	6.83
All Cap Value Series - Class C
Actual	1,000.00	1,383.88	12.55
Hypothetical	1,000.00	1,014.54	10.61
All Cap Value Series - Institutional Class
Actual	1,000.00	1,393.20	6.60
Hypothetical	1,000.00	1,019.55	5.57

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 39.10%, 38.39% and 39.32%, for Class A, C and Institutional Class shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.35%, 2.10% and 1.10% for Class A, C, and Institutional Class shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	All Cap Value Series

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 2.8%
GeoEye, Inc. *	336	$9,005
Orbital Sciences Corporation *	430	6,437
Precision Castparts Corporation	36	3,667
United Technologies Corporation	620	37,777

		56,886

Air Freight & Logistics - 2.3%
FedEx Corporation	617	46,411

Apparel Retail - 0.9%
Brown Shoe Company, Inc.	721	5,782
Chico’s FAS, Inc. 1,*	797	10,362
Talbots, Inc.	223	2,058

		18,202

Apparel, Accessories & Luxury Goods - 0.6%
Fossil, Inc. 1,*	149	4,239
Maidenform Brands, Inc. *	517	8,303

		12,542

Asset Management & Custody Banks - 0.6%
Bank of New York Mellon Corporation	107	3,102
Fifth Street Finance Corporation	762	8,329

		11,431

Biotechnology - 0.0%
Combinatorx, Inc. *	521	729

Building Products - 1.0%
Trex Company, Inc. *	289	5,260
USG Corporation *	934	16,046

		21,306

Coal & Consumable Fuels - 0.4%
Evergreen Energy, Inc. *	5,429	3,366
USEC, Inc. 1,*	835	3,916

		7,282

Communications Equipment - 0.4%
Symmetricom, Inc. 2,*	1,745	9,039

Computer & Electronics Retail - 0.2%
Conn’s, Inc. *	289	3,263

Computer Hardware - 1.7%
Hewlett-Packard Company	733	34,605

Construction & Engineering - 1.0%
Insituform Technologies, Inc. *	649	12,422
URS Corporation *	183	7,988

		20,410

Construction & Farm Machinery & Heavy Trucks - 0.2%
Force Protection, Inc. *	700	3,822

Construction Materials - 0.8%
Eagle Materials, Inc. [1]	517	14,776

Consumer Finance - 0.3%
First Marblehead Corporation *	2,329	5,124

	Shares	Value
COMMON STOCKS - 95.2% (continued)
Data Processing & Outsourced Services - 5.1%
Affiliated Computer Services, Inc. *	210	$11,376
Computer Sciences Corporation *	593	31,257
Western Union Company	3,250	61,489

		104,122

Department Stores - 3.0%
JC Penney Company, Inc.	1,821	61,458

Diversified Banks - 1.5%
U.S. Bancorp	477	10,427
Wells Fargo & Company	726	20,459

		30,886

Diversified Chemicals - 0.7%
Dow Chemical Company	546	14,234

Drug Retail - 1.9%
CVS Caremark Corporation	1,088	38,885

Electric Utilities - 3.6%
Allete, Inc. [1]	263	8,829
American Electric Power Company, Inc.	17	527
Edison International	1,360	45,668
Empire District Electric Company	87	1,574
Great Plains Energy, Inc.	507	9,100
Northeast Utilities	212	5,033
Westar Energy, Inc.	190	3,707

		74,438

Electrical Components & Equipment - 0.2%
Power-One, Inc. 2,*	2,307	4,499

Electronic Manufacturing Services - 2.0%
Maxwell Technologies, Inc. *	839	15,463
Tyco Electronics, Ltd.	1,132	25,221

		40,684

Environmental & Facilities Services - 0.5%
Covanta Holding Corporation *	550	9,350

Exchange Traded Funds - 6.8%
iShares Russell 1000 Value Index Fund	1,260	69,917
iShares S&P 500 Value Index Fund	1,350	69,107

		139,024

Forest Products - 0.5%
Louisiana-Pacific Corporation 1,*	1,560	10,405

Gas Utilities - 0.3%
Atmos Energy Corporation	216	6,087

Health Care Equipment - 2.7%
Aspect Medical Systems, Inc. *	381	4,564
Covidien plc	328	14,190
Hologic, Inc. *	409	6,683
Hospira, Inc. *	609	27,162

		52,599

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	All Cap Value Series

	Shares	Value
COMMON STOCKS - 95.2% (continued)
Health Care Services - 1.4%
Amedisys, Inc. *	115	$5,017
Medco Health Solutions, Inc. *	244	13,496
Mednax, Inc. *	149	8,183
Providence Service Corporation *	81	944
RehabCare Group, Inc. *	72	1,562

		29,202

Highways & Railtracks - 0.0%
Quixote Corporation [2]	204	508

Home Furnishings - 0.5%
Leggett & Platt, Inc.	567	11,000

Home Improvement Retail - 2.3%
Lowe’s Companies, Inc.	2,219	46,466

Human Resources & Employment Services - 0.2%
Administaff, Inc.	182	4,781

Hypermarkets & Super Centers - 2.4%
Wal-Mart Stores, Inc.	980	48,108

Independent Power Producers & Energy Traders - 1.0%
NRG Energy, Inc. *	729	20,551

Industrial Conglomerates - 2.8%
General Electric Company	1,047	17,192
McDermott International, Inc. *	1,598	40,380

		57,572

Industrial Machinery - 2.1%
Dover Corporation	357	13,837
Harsco Corporation	149	5,276
Parker Hannifin Corporation	442	22,914

		42,027

Insurance Brokers - 0.8%
AON Corporation	359	14,607
Arthur J Gallagher & Company	107	2,608

		17,215

Integrated Oil & Gas - 3.8%
Chevron Corporation	450	31,694
ConocoPhillips	440	19,870
Exxon Mobil Corporation	390	26,758

		78,322

Integrated Telecommunication Services - 1.1%
Windstream Corporation	2,172	22,002

IT Consulting & Other Services - 0.3%
Satyam Computer Services, Ltd. ADR	894	5,883

Managed Health Care - 1.5%
Aetna, Inc.	1,129	31,420

Movies & Entertainment - 1.8%
Time Warner, Inc.	1,297	37,328

	Shares	Value
COMMON STOCKS - 95.2% (continued)
Multi-Line Insurance - 0.8%
American Financial Group, Inc.	610	$15,555

Multi-Utilities - 1.0%
Alliant Energy Corporation	389	10,833
Black Hills Corporation	150	3,776
SCANA Corporation [1]	172	6,003

		20,612

Office Services & Supplies - 0.1%
United Stationers, Inc. *	47	2,238

Oil & Gas Equipment & Services - 2.4%
Global Industries, Ltd. *	2,584	24,548
Halliburton Company	929	25,194

		49,742

Oil & Gas Exploration & Production - 1.7%
Chesapeake Energy Corporation	569	16,160
Goodrich Petroleum Corporation *	183	4,723
Gulfport Energy Corporation *	240	2,098
PetroHawk Energy Corporation *	520	12,589

		35,570

Oil & Gas Storage & Transportation - 1.7%
Southern Union Company	483	10,042
Williams Companies, Inc.	1,340	23,945

		33,987

Other Diversified Financial Services - 1.3%
JPMorgan Chase & Company	610	26,730

Packaged Foods & Meats - 3.2%
Del Monte Foods Company	900	10,422
Hormel Foods Corporation [1]	369	13,107
JM Smucker Company	381	20,197
Ralcorp Holdings, Inc. *	100	5,847
TreeHouse Foods, Inc. 1,*	493	17,585

		67,158

Paper Packaging - 0.7%
Bemis Company, Inc.	334	8,654
Sonoco Products Company	221	6,086

		14,740

Paper Products - 0.6%
Schweitzer-Mauduit International, Inc.	235	12,775

Personal Products - 0.5%
Elizabeth Arden, Inc. *	859	10,110

Pharmaceuticals - 0.7%
Schering-Plough Corporation	539	15,227

Property & Casualty Insurance - 5.5%
Alleghany Corporation *	33	8,549
Berkshire Hathaway, Inc. (Cl.B) *	17	56,490
Employers Holdings, Inc.	439	6,796
Hanover Insurance Group, Inc.	544	22,484
W.R. Berkley Corporation	816	20,628

		114,947

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	All Cap Value Series

	Shares	Value
COMMON STOCKS - 95.2% (continued)
Railroads - 1.5%
Union Pacific Corporation	510	$29,759

Regional Banks - 2.6%
Associated Banc-Corporation	509	5,813
Fifth Third Bancorp	500	5,065
First Horizon National Corporation *	360	4,758
Old National Bancorp	713	7,986
Regions Financial Corporation	4,750	29,497

		53,119

Research & Consulting Services - 3.7%
Equifax, Inc.	2,160	62,941
ICF International, Inc. *	149	4,518
Navigant Consulting, Inc. *	715	9,653

		77,112

Restaurants - 0.5%
Burger King Holdings, Inc.	578	10,167

Semiconductors - 0.4%
IXYS Corporation [2]	884	7,523

Specialty Chemicals - 0.1%
Zoltek Companies, Inc. *	214	2,247

Specialty Stores - 0.7%
Cabela’s, Inc. *	1,023	13,647

Tobacco - 1.3%
Philip Morris International, Inc.	532	25,930

Trucking - 0.2%
Saia, Inc. *	302	4,856

TOTAL COMMON STOCKS (cost $1,800,547)		$1,948,635

Total Investments - 95.2% [3] (cost $1,800,547)		$1,948,635
Cash & Other Assets, Less Liabilities - 4.8%		97,581

Total Net Assets - 100.0%		$2,046,216

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $1,801,574.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Security is segregated as collateral for open written option contracts.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $21,569 (cost $21,127), or 1.1% of total net assets.
[3]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

All Cap Value Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$1,948,635
Cash	170,987
Receivables:
Fund shares sold	100
Securities sold	332
Dividends	2,302
Security Investors	3,181
Prepaid expenses	17,908

Total assets	2,143,445

Liabilities:
Payable for:
Securities purchased	82,856
Written options, at value (premiums received, $2,233)	1,610
Management fees	1,128
Custodian fees	265
Transfer agent/maintenance fees	344
Administration fees	431
Professional fees	7,400
12b-1 distribution plan fees	591
Directors’ fees	163
Other	2,441

Total liabilities	97,229

Net assets	$2,046,216

Net assets consist of:
Paid in capital	$1,917,712
Undistributed net investment income	3,576
Accumulated net realized loss on sale of investments	(23,783)
Net unrealized appreciation in value of investments	148,711

Net assets	$2,046,216

Class A:
Capital shares outstanding (unlimited number of shares authorized)	129,256
Net assets	$1,319,277
Net asset value and redemption price per share	$10.21

Maximum offering price per share (net asset value divided by 94.25%)	$10.83

Class C:
Capital shares outstanding (unlimited number of shares authorized)	42,982
Net assets	$435,612
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.13

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	28,464
Net assets	$291,327
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.24

* Investments, at cost	$1,800,547

Statement of Operations

For the Period Ended September 30, 2009*

Investment Income:
Dividends	$17,025
Interest	144

Total investment income	17,169

Expenses:
Management fees	6,241
Transfer agent/maintenance fees	977
Administration fees	1,553
Custodian fees	4,340
Directors’ fees	223
Professional fees	8,373
Reports to shareholders	2,281
Registration fees	39,483
Other expenses	2,986
12b-1 distribution fees - Class A	1,027
12b-1 distribution fees - Class C	2,597

Total expenses	70,081
Less:
Reimbursement of expenses - Class A	(22,184)
Reimbursement of expenses - Class C	(17,634)
Reimbursement of expenses - Institutional Class	(16,670)

Net expenses	13,593

Net investment income	3,576

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	(23,783)

Net realized loss	(23,783)

Net unrealized appreciation (depreciation) during the period on:
Investments	148,088
Options written	623

Net unrealized appreciation	148,711

Net realized and unrealized gain	124,928

Net increase in net assets resulting from operations	$128,504

*	For the period from October 3, 2008 (commencement of operations) to September 30, 2009.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	All Cap Value Series

Period Ended September 30, 2009*
Increase (decrease) in net assets from operations:
Net investment income	$3,576
Net realized loss during the period on investments	(23,783)
Net unrealized appreciation during the period on investments	148,711

Net increase in net assets resulting from operations	128,504

Capital share transactions:
Proceeds from sale of shares
Class A	1,271,992
Class C	418,597
Institutional Class	284,637
Cost of shares redeemed
Class A	(56,559)
Class C	(955)

Net increase from capital share transactions	1,917,712

Net increase in net assets	2,046,216

Net assets:
Beginning of period	—

End of period	$2,046,216

Undistributed net investment income at end of period	$3,576

Capital share activity:
Shares sold
Class A	134,995
Class C	43,096
Institutional Class	28,464
Shares redeemed
Class A	(5,739)
Class C	(114)

*	For the period October 3, 2008 (commencement of operations) to September 30, 2009.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each period	All Cap Value Series

Class A	Year Ended September 30, 2009 [a]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income [b]	0.04
Net gain on securities (realized and unrealized)	0.17

Total from investment operations	0.21

Net asset value, end of period	$10.21

Total Return [c]	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,319

Ratios to average net assets:
Net investment income	0.51%
Total expenses [d]	6.75%
Net expenses [e]	1.35%
Net expenses prior to custodian earning credits and net of expense waivers	1.35%

Portfolio turnover rate	17%

Class C	Year Ended September 30, 2009[a]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss [b]	(0.02)
Net gain on securities (realized and unrealized)	0.15

Total from investment operations	0.13

Net asset value, end of period	$10.13

Total Return [c]	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$436

Ratios to average net assets:
Net investment loss	(0.18%)
Total expenses [d]	8.89%
Net expenses [e]	2.10%
Net expenses prior to custodian earning credits and net of expense waivers	2.10%

Portfolio turnover rate	17%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each period	All Cap Value Series

Institutional Class	Year Ended September 30, 2009[a]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income [b]	0.07
Net gain on securities (realized and unrealized)	0.17

Total from investment operations	0.24

Net asset value, end of period	$10.24

Total Return [c]	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$291

Ratios to average net assets:
Net investment income	0.82%
Total expenses [d]	8.19%
Net expenses [e]	1.10%
Net expenses prior to custodian earning credits and net of expense waivers	1.10%

Portfolio turnover rate	17%

[a]	The All Cap Value Series was initially capitalized on October 3, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Managers’ Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Alpha Opportunity Series returned –8.55%1 compared to –6.91% for the Series’ benchmark, the S&P 500 Index.

The Series pursues its objective by investing approximately 37.5% of its total assets according to a long/short strategy in domestic equity securities and 37.5% of its total assets according to a long/short strategy in non-U.S. securities. The manager invests the remaining 25% of total assets in a portfolio of equity securities, equity derivative securities, and fixed income securities intended to track the S&P 500 Index.

The Series pursues its domestic long/short strategy using fundamental and technical analysis to identify quality securities trading at attractive valuations. The domestic strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities. The Series pursues its global long/short strategy using quantitative and qualitative techniques to identify long and short investment opportunities.

Domestic Strategy Performance

For the domestic strategy, contributors to performance included the utilities and telecommunications sectors. Investments in utility companies Calpine Corporation and Dominion Reserves, Inc. added positive returns. In the telecommunications sector, leading holdings included MetroPCS Communications, Inc. and Vivo Participacoes S/A.

Sector detractors in the domestic strategy included industrials, financials, and consumer discretionary. Air transportation companies Southwest Airlines Company and Delta Air Lines, Inc. lowered performance in the industrials sector. Other laggards included Watson Wyatt Worldwide, Inc. (Cl A) and Granite City Construction, Inc. In the financials sector, holdings contributing negatively to performance were Wells Fargo & Company, JPMorgan Chase & Company, and Prudential Financial, Inc. Holdings in the consumer discretionary sector that hurt returns included Urban Outfitters, Inc., Lowe’s Companies, Best Buy Company, Inc., and 99 Cents Only Stores.

Global Strategy Performance

For the global strategy, top performing sectors included consumer discretionary, health care, and consumer staples. Leading securities in the consumer discretionary sector included Volkswagen AG, Shanda Interactive Entertainment, Ltd., and Marvel Entertainment. In the health care sector, Sequenom, Inc., Basilea Pharmaceutica AG, and XenoPort, Inc. added to overall returns. Philip Morris International, Inc. and Wal-Mart Stores, Inc. led holdings in the consumer staples sector.

The financials and information technology sectors hurt performance in the global strategy part of the portfolio. As in the United States, financial companies have been hit hard all around the globe. Financial holdings in the portfolio dragging down returns included Mizuho Financial Group, Inc., Erste Group Bank AG, Anglo Irish Bank, and UBI Banca. Negative contributors in the information technology sector included Cree, Inc., Baidu, Inc., VMware, Inc., ZTE Corporation, and Riverbed Technology, Inc.

Due to a previous brokerage relationship with Lehman Brothers International Europe (“LBIE”) (which was placed into administration on September 15, 2008), the Series has certain short sale positions that it is currently unable to settle and certain long positions held by its custodian that are pledged to LBIE which the Series currently cannot access. As a result, the Series is currently unable to actively pursue the global long/short portion of its investment strategy. The Series is unable to determine when it will resume its full investment program.

Market Outlook

There are signs that the economy may be stabilizing from a macroeconomic perspective. In September, the Federal Open Market Committee reported data indicating a slowly improving economy. Moody’s Investor Service lowered their outlook for corporate bond defaults, which will make owning riskier assets more rewarding as the implied default rate declines. Fixed income factors suggests improving economic growth as the yield curve remains historically steep and monetary policy continues to be accommodative.

We thank you for your investment and appreciate the trust and confidence you have placed in us.

Sincerely,

Bill Jenkins, Portfolio Manager

  (Mainstream Investment Advisers)

Charles Craig, Portfolio Manager

  (Mainstream Investment Advisers)

David Whittall, Portfolio Manager

  (Security Global Investors, LLC

Scott Klimo, Portfolio Manager

  (Security Global Investors, LLC)

Mark Kress, Portfolio/Risk Manager

  (Security Global Investors, LLC)

Yon Perullo, Portfolio/Risk Manager

  (Security Global Investors, LLC)

Christi Fletcher, Portfolio Manager

  (Security Investors, LLC)

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Alpha Opportunity Series
September 30, 2009	(unaudited)

PERFORMANCE

Alpha Opportunity Series vs. S&P 500 Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	Since Inception
A Shares	(8.55%)	3.14%	6.15%
			(7-07-03)
A Shares with sales charge	(13.80%)	1.92%	5.15%
			(7-07-03)
B Shares	(9.15%)	2.36%	5.36%
			(7-07-03)
B Shares with CDSC	(13.69%)	2.11%	5.36%
			(7-07-03)
C Shares	(9.48%)	2.31%	5.32%
			(7-07-03)
C Shares with CDSC	(10.39%)	2.31%	5.32%
			(7-07-03)
Institutional Shares	—	—	17.30%
			(11-07-08)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09*

Consumer Discretionary	(2.95%)
Consumer Staples	8.88
Energy	2.06
Financials	(1.95)
Health Care	2.08
Industrials	7.29
Information Technology	13.35
Materials	4.98
Telecommunication Services	0.20
Utilities	(0.53)
Exchange Traded Funds	3.54
U.S. Government Sponsored Agencies	9.65
Repurchase Agreement	10.79
Short Term Investments	15.83
Cash & Other Assets, Less Liabilities	26.78

Total Net Assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Alpha Opportunity Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Alpha Opportunity Series - Class A
Actual	$1,000.00	$1,329.19	$11.39
Hypothetical	1,000.00	1,015.29	9.85
Alpha Opportunity Series - Class B
Actual	1,000.00	1,324.55	15.73
Hypothetical	1,000.00	1,011.53	13.62
Alpha Opportunity Series - Class C
Actual	1,000.00	1,323.43	15.73
Hypothetical	1,000.00	1,011.53	13.62
Alpha Opportunity Series - Class Institutional
Actual	1,000.00	1,329.93	9.93
Hypothetical	1,000.00	1,016.55	8.59

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 32.92%, 32.45%, 32.34% and 32.99%, for Class A, B, C and Institutional Class shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.95%, 2.70%, 2.70% and 1.70% for Class A, B, C and Institutional Class shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

15

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - 87.6%
Aerospace & Defense - 2.3%
Lockheed Martin Corporation [1,2]	3,753	$293,034
Northrop Grumman Corporation [1,2]	1,100	56,925

		349,959

Agricultural Products - 1.6%
AgFeed Industries, Inc. *	2,930	15,646
Archer-Daniels-Midland Company [3]	8,176	238,903

		254,549

Airlines - 0.5%
Airtran Holdings, Inc. *	13,007	81,294

Aluminum - 0.6%
Alcoa, Inc.	2,248	29,494
Century Aluminum Company *	6,336	59,241

		88,735

Apparel Retail - 3.8%
Gap, Inc. [1,2]	6,000	128,400
Gymboree Corporation 1,2,*	3,000	145,140
Ltd. Brands, Inc. [1,2]	5,100	86,649
Ross Stores, Inc. [1,2]	2,100	100,317
TJX Companies, Inc. [1,2]	3,600	133,740

		594,246

Apparel, Accessories & Luxury Goods - 0.2%
Phillips-Van Heusen Corporation [1,2]	800	34,232

Automobile Manufacturers - 0.2%
Ford Motor Company *	4,088	29,474

Biotechnology - 0.7%
Amgen, Inc. 1,2,*	1,800	108,414

Coal & Consumable Fuels - 0.6%
Alpha Natural Resources, Inc. *	2,453	86,100

Communications Equipment - 1.3%
ADC Telecommunications, Inc. *	4,701	39,206
Cisco Systems, Inc. *	409	9,628
Harmonic, Inc. 1,2,*	11,000	73,480
JDS Uniphase Corporation *	4,088	29,066
Oplink Communications, Inc. *	2,591	37,621
Opnext, Inc. *	2,084	6,106

		195,107

Computer & Electronics Retail - 1.2%
Best Buy Company, Inc.	2,656	99,653
RadioShack Corporation [1,2]	5,100	84,507

		184,160

Computer Hardware - 0.3%
International Business Machines Corporation	409	48,920

Computer Storage & Peripherals - 0.4%
Logitech International S.A. *	381	7,003
Seagate Technology	2,044	31,089

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Computer Storage & Peripherals - 0.4% (continued)
Western Digital Corporation *	1,022	$37,334

		75,426

Construction & Engineering - 2.0%
Fluor Corporation [3]	4,291	218,197
Insituform Technologies, Inc. *	1,022	19,561
KBR, Inc.	3,065	71,384

		309,142

Construction & Farm Machinery & Heavy Trucks - 4.1%
Joy Global, Inc. [1,2]	9,080	444,375
Lindsay Corporation	613	24,140
Trinity Industries, Inc. [1,2]	10,200	175,338

		643,853

Construction Materials - 1.3%
Eagle Materials, Inc.	817	23,350
Martin Marietta Materials, Inc.	1,021	94,003
Texas Industries, Inc.	613	25,746
Vulcan Materials Company	1,226	66,290

		209,389

Diversified Banks - 0.7%
Banco Latinoamericano de Comercio Exterior S.A.	586	8,333
Barclays plc ADR	3,662	86,570

		94,903

Diversified Metals & Mining - 2.6%
Brush Engineered Materials, Inc. *	1,680	41,093
General Moly, Inc. *	3,950	12,443
Horsehead Holding Corporation *	5,986	70,156
iPath Dow Jones-UBS Copper Subindex Total Return ETN [1]	7,154	276,931
Titanium Metals Corporation	409	3,922

		404,545

Diversified Real Estate Activities - 0.5%
St. Joe Company *	2,509	73,062

Drug Retail - 1.1%
CVS Caremark Corporation [3]	4,701	168,014

Electrical Components & Equipment - 1.7%
AO Smith Corporation [1,2]	2,800	106,680
General Cable Corporation *	2,453	96,035
GrafTech International, Ltd. *	4,088	60,094

		262,809

Electronic Components - 0.7%
AVX Corporation	2,003	23,896
Corning, Inc.	5,314	81,357

		105,253

Electronic Manufacturing Services - 0.1%
Flextronics International, Ltd. *	1,226	9,146
Sanmina-SCI Corporation *	564	4,850

		13,996

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Environmental & Facilities Services - 0.4%
Industrial Services of America, Inc. *	109	$943
Metalico, Inc. *	14,074	58,688

		59,631

Exchange Traded Funds - 4.8%
iPath Dow Jones-UBS Commodity Index Total Return ETN	3,242	125,012
iShares Dow Jones US Regional Banks Index Fund	3,474	72,815
PowerShares DB Agriculture Fund	1,226	31,214
PowerShares DB Base Metals Fund	4,497	82,205
Regional Bank HOLDERs Trust *	876	70,150
SPDR KBW Regional Banking ETF	3,680	78,458
United States Oil Fund, LP 1,*	7,758	280,761

		740,615

Fertilizers & Agricultural Chemicals - 0.4%
Potash Corporation of Saskatchewan, Inc.	732	66,129

Food Retail - 0.5%
Safeway, Inc. [1,2]	3,900	76,908

Forest Products - 0.1%
Weyerhaeuser Company	408	14,953

General Merchandise Stores - 0.6%
Family Dollar Stores, Inc. [1,2]	3,700	97,680

Gold - 0.8%
Iamgold Corporation	732	10,350
Jaguar Mining, Inc. *	3,310	29,526
Newmont Mining Corporation	1,634	71,929

		111,805

Health Care Distributors - 0.8%
Owens & Minor, Inc. [1,2]	2,700	122,175

Health Care Equipment - 0.7%
Baxter International, Inc. [1,2]	1,800	102,618

Health Care Facilities - 0.4%
Kindred Healthcare, Inc. 1,2,*	3,900	63,297

Health Care Services - 0.8%
Lincare Holdings, Inc. 1,2,*	3,800	118,750

Health Care Technology - 0.9%
athenahealth, Inc. *	3,653	140,166

Home Entertainment Software - 4.9%
Shanda Interactive Entertainment, Ltd. ADR 1,2,*	15,100	773,120

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Human Resources & Employment Services - 0.6%
Watson Wyatt Worldwide, Inc. [1,2]	2,200	$95,832

Hypermarkets & Super Centers - 0.7%
Wal-Mart Stores, Inc. [1,2]	2,200	107,998

Independent Power Producers & Energy Traders - 1.1%
Constellation Energy Group, Inc. [1,2]	5,100	165,087

Industrial Conglomerates - 0.4%
General Electric Company [1,2]	4,200	68,964

Industrial Machinery - 0.6%
LB Foster Company *	427	13,058
Watts Water Technologies, Inc. [1,2]	2,800	84,700

		97,758

Integrated Oil & Gas - 1.7%
ConocoPhillips [1,2]	2,726	123,106
StatoilHydro ASA ADR	732	16,499
Suncor Energy, Inc.	3,662	126,558

		266,163

Integrated Telecommunication Services - 1.8%
AT&T, Inc. [1,2]	10,600	286,306

Internet Software & Services - 0.2%
Open Text Corporation *	732	27,326

Investment Banking & Brokerage - 0.4%
Lazard, Ltd.	576	23,795
Nomura Holdings, Inc. ADR	3,834	23,464

		47,259

IT Consulting & Other Services - 0.0%
Yucheng Technologies, Ltd. *	732	5,248

Life & Health Insurance - 0.4%
MetLife, Inc.	818	31,141
Sun Life Financial, Inc.	1,095	34,208

		65,349

Life Sciences Tools & Services - 2.1%
Charles River Laboratories International, Inc. 1,2,*	2,000	73,960
Life Technologies Corporation 1,2,*	2,800	130,340
Millipore Corporation 1,2,*	1,800	126,594

		330,894

Managed Health Care - 0.7%
Centene Corporation *	3,065	58,051
WellCare Health Plans, Inc. 1,2,*	2,300	56,695

		114,746

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Marine - 0.6%
Kirby Corporation *	2,655	$97,757

Movies & Entertainment - 1.7%
Marvel Entertainment, Inc.1,2,*	5,400	267,948

Multi-Line Insurance - 0.3%
Genworth Financial, Inc.[1,2]	4,000	47,800

Oil & Gas Equipment & Services - 0.5%
Cameron International Corporation *	409	15,468
FMC Technologies, Inc. *	362	18,911
Matrix Service Company *	1,226	13,327
National Oilwell Varco, Inc. *	204	8,799
Oceaneering International, Inc. *	409	23,210

		79,715

Oil & Gas Exploration & Production - 2.2%
Anadarko Petroleum Corporation[1,2]	2,755	172,820
Encore Acquisition Company *	3,474	129,928
Georesources, Inc. *	1,835	20,277
Gran Tierra Energy, Inc. *	5,018	20,875

		343,900

Paper Packaging - 0.6%
Bemis Company, Inc.	613	15,883
Rock-Tenn Company	1,637	77,119
Temple-Inland, Inc.	204	3,350

		96,352

Paper Products - 0.1%
International Paper Company	612	13,605

Personal Products - 0.6%
China-Biotics, Inc. *	732	11,712
Herbalife, Ltd. [1,2]	2,500	81,850

		93,562

Pharmaceuticals - 4.2%
Forest Laboratories, Inc.1,2,*	3,400	100,096
Johnson & Johnson [1,2]	7,452	453,752
Viropharma, Inc. 1,2,*	9,900	95,238

		649,086

Precious Metals & Minerals - 0.5%
E-TRACS UBS Long Platinum ETN *	5,410	84,450

Property & Casualty Insurance - 1.8%
ACE, Ltd.	409	21,865
Amtrust Financial Services, Inc.[1,2]	6,000	68,460
Berkshire Hathaway, Inc. (CI.B) *	36	119,628
Travelers Companies, Inc.	1,225	60,307

		270,260

Railroads - 0.3%
Genesee & Wyoming, Inc. *	1,398	42,387

Regional Banks - 0.5%
East West Bancorp, Inc.	2,453	20,360

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Regional Banks - 0.5% (continued)
First Horizon National Corporation *	3,511	$46,449
Republic Bancorp, Inc.	595	11,876

		78,685

Reinsurance - 0.8%
Endurance Specialty Holdings, Ltd.[1,2]	3,000	109,410
Validus Holdings, Ltd.	613	15,815

		125,225

Restaurants - 0.7%
BJ’s Restaurants, Inc. *	1,839	27,567
Jack in the Box, Inc.1,2,*	4,000	81,960

		109,527

Semiconductor Equipment - 0.8%
Amkor Technology, Inc.1,2,*	9,200	63,295
Applied Materials, Inc.	2,044	27,390
Teradyne, Inc. *	2,931	27,112
Veeco Instruments, Inc. *	44	1,026

		118,823

Semiconductors - 5.3%
Atmel Corporation3,*	42,133	176,538
Cypress Semiconductor Corporation *	6,950	71,794
Fairchild Semiconductor International, Inc. *	3,268	33,432
Intel Corporation[3]	8,649	169,261
Linear Technology Corporation	3,269	90,322
LSI Corporation *	13,584	74,576
ON Semiconductor Corporation *	9,820	81,015
Skyworks Solutions, Inc. *	2,453	32,478
Taiwan Semiconductor Manufacturing Company, Ltd. ADR	3,397	37,231
Texas Instruments, Inc.	2,249	53,279
TriQuint Semiconductor, Inc. *	3,039	23,461

		843,387

Specialized REIT’s - 0.4%
Potlatch Corporation	2,044	58,152

Specialty Chemicals - 0.1%
OM Group, Inc. *	409	12,430

Steel - 0.5%
Cliffs Natural Resources, Inc.	1,022	33,072
Steel Dynamics, Inc.	2,044	31,355
Universal Stainless & Alloy Products, Inc. *	1,079	19,692

		84,119

Systems Software - 3.4%
CA, Inc.[1,2]	19,362	425,770
Symantec Corporation1,2,*	5,900	97,173

		522,943

Technology Distributors - 1.0%
Arrow Electronics, Inc.1,2,*	2,600	73,190
Avnet, Inc.1,2,*	3,100	80,507

		153,697

Tobacco - 5.0%
Altria Group, Inc.[1,2]	16,700	297,427

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - 87.6% (continued)
Tobacco - 5.0% (continued)
Philip Morris International, Inc. [1,2]	9,800	$477,653

		775,080

Trucking - 0.4%
Con-Way, Inc.[1,2]	1,700	65,144
Quality Distribution, Inc. *	1,225	4,128

		69,272

TOTAL COMMON STOCKS (cost $14,695,794)		$13,620,521

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS &
NOTES - 9.7%
Federal Home Loan Bank 0.04%, 10/28/2009 [3,4]	$1,500,000	$1,499,955

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $1,499,955)		$1,499,955

	Principal Amount	Value
SHORT TERM INVESTMENTS - 15.8%
State Street General Account U.S.
Government Fund [4]	$2,458,882	$2,458,882

TOTAL SHORT TERM INVESTMENTS (cost $2,458,882)		$2,458,882

	Principal Amount	Value
REPURCHASE AGREEMENT - 10.8%
State Street, 0.01%, dated 9/30/09, matures 10/1/09; repurchase amount $516,826 (Collateralized by U.S. Treasury Note, 12/24/09 with a value of $529,841) [4]	$516,826	$516,826
State Street, 0.01%, dated 9/30/09, matures 10/01/09; repurchase amount $1,160,190 (Collateralized by U.S. Treasury Note, 3/18/10 with a value of $1,184,052) [4]	1,160,190	1,160,190

TOTAL REPURCHASE AGREEMENT (cost $1,677,016)		$1,677,016

Total Investments - 123.9% [5] (cost $20,331,647)		$19,256,374
Liabilities, Less Cash & Other Assets - (23.9)%		(3,718,876)

Total Net Assets - 100.0%		$15,537,498

Schedule of Securities Sold Short

	Shares	Value
COMMON STOCKS - (27.2)%
Advertising - (0.5)%
Focus Media Holding, Ltd. ADR 6,7,*	(2,130)	$(63,900)

Airlines - 0.0%
UAL Corporation *	(619)	(5,707)

Alternative Carriers - (0.4)%
Clearwire Corporation 6,7,*	(2,530)	(28,665)

	Shares	Value
COMMON STOCKS - (27.2)% (continued)
Alternative Carriers - (0.4)% (continued)
Global Crossing, Ltd. 6,7,*	(1,800)	$(28,746)

		(57,411)

Auto Parts & Equipment - (0.1)%
BorgWarner, Inc.	(465)	(14,071)

Biotechnology - (4.4)%
Acorda Therapeutics, Inc. 6,7,*	(2,800)	(74,900)
Alnylam Pharmaceuticals, Inc. 6,7,*	(2,900)	(85,288)
AMAG Pharmaceuticals, Inc. 6,7,*	(1,900)	(82,953)
Cepheid, Inc. 6,7,*	(5,300)	(81,620)
Exelixis, Inc. 6,7,*	(4,500)	(28,845)
Genzyme Corporation *	(619)	(35,116)
Gilead Sciences, Inc. *	(310)	(14,440)
Regeneron Pharmaceuticals, Inc. 6,7,*	(3,180)	(69,038)
Rigel Pharmaceuticals, Inc. 6,7,*	(3,050)	(78,324)
Savient Pharmaceuticals, Inc. 6,7,*	(2,420)	(48,013)
Vertex Pharmaceuticals, Inc. 6,7,*	(2,600)	(71,942)

		(670,479)

Building Products - (0.9)%
USG Corporation6,7,*	(4,940)	(141,877)

Communications Equipment - (0.3)%
Nokia Oyj ADR	(310)	(4,532)
Riverbed Technology, Inc. 6,7,*	(3,280)	(43,624)

		(48,156)

Computer Storage & Peripherals - (0.4)%
Intermec, Inc. 6,7,*	(2,740)	(54,307)
Lexmark International, Inc. *	(465)	(10,016)

		(64,323)

Department Stores - (0.2)%
Sears Holdings Corporation *	(575)	(37,553)

Diversified Banks - (3.6)%
Wells Fargo & Company [6,7]	(12,384)	(539,688)

Diversified Metals & Mining - (0.2)%
Ivanhoe Mines, Ltd. 6,7,*	(4,440)	(37,030)

Diversified Real Estate Activities - 0.0%
Consolidated-Tomoka Land Company	(83)	(3,179)

Electric Utilities - (1.6)%
Korea Electric Power Corporation ADR [6,7]	(18,310)	(247,734)

Exchange Traded Funds - (1.2)%
iShares Barclays 20+ Year Treasury Bond Fund	(1,859)	(183,409)
United States Natural Gas Fund, LP *	(619)	(7,267)
		(190,676)
Health Care Equipment - (0.4)%
Intuitive Surgical, Inc.6,7,*	(200)	(56,100)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - (27.2)% (continued)
Health Care Equipment - (0.4)% (continued)
Palomar Medical Technologies, Inc. *	(480)	$(7,781)

		(63,881)

Health Care Supplies - (0.5)%
Align Technology, Inc. 6,7,*	(6,100)	(74,420)

Health Care Technology - (0.6)%
athenahealth, Inc. 6,7,*	(2,500)	(89,625)
IMS Health, Inc.	(443)	(6,800)

		(96,425)

Home Entertainment Software - (0.2)%
Electronic Arts, Inc. 6,7,*	(900)	(36,720)

Integrated Oil & Gas - (0.1)%
Exxon Mobil Corporation	(155)	(10,635)
Hess Corporation	(155)	(8,286)

		(18,921)

Integrated Telecommunication Services - (0.2)%
Frontier Communications Corporation	(2,478)	(18,684)
Qwest Communications International, Inc.	(1,394)	(5,311)
Verizon Communications, Inc.	(465)	(14,076)

		(38,071)

Internet Software & Services - (1.6)%
Baidu, Inc. ADR 6,7,*	(200)	(53,726)
Equinix, Inc. 6,7,*	(1,000)	(79,940)
SAVVIS, Inc. 6,7,*	(5,700)	(84,018)
VeriSign, Inc. 6,7,*	(1,200)	(30,756)

		(248,440)

Leisure Products - (1.9)%
Callaway Golf Company	(889)	(6,765)
Pool Corporation [6,7]	(11,639)	(288,065)

		(294,830)

Life Sciences Tools & Services - (1.1)%
Luminex Corporation 6,7,*	(2,500)	(63,725)
Pharmaceutical Product Development, Inc.	(996)	(21,852)
Sequenom, Inc. 6,7,*	(3,810)	(78,524)

		(164,101)

Oil & Gas Exploration & Production - (0.7)%
BPZ Resources, Inc. 6,7,*	(5,700)	(107,160)

Oil & Gas Refining & Marketing - (0.1)%
Sunoco, Inc.	(458)	(13,031)
Valero Energy Corporation	(155)	(3,005)
Western Refining, Inc. *	(465)	(2,999)

		(19,035)

Pharmaceuticals - (0.9)%
Auxilium Pharmaceuticals, Inc. 6,7,*	(1,540)	(56,703)
Sepracor, Inc. 6,7,*	(1,400)	(24,500)
XenoPort, Inc. 6,7,*	(1,376)	(63,062)

		(144,265)

	Shares	Value
COMMON STOCKS - (27.2)% (continued)
Publishing - (0.1)%
Interactive Data Corporation	(774)	$(20,286)

Regional Banks - (0.7)%
PrivateBancorp, Inc. [6,7]	(2,390)	(102,770)

Research & Consulting Services - (0.3)%
Dun & Bradstreet Corporation	(465)	(35,024)
Huron Consulting Group, Inc. *	(465)	(12,011)

		(47,035)

Restaurants - (0.1)%
Burger King Holdings, Inc.	(465)	(8,180)
Ruby Tuesday, Inc. *	(310)	(2,610)

		(10,790)

Semiconductor Equipment - (0.2)%
Varian Semiconductor Equipment Associates, Inc. 6,7,*	(1,260)	(33,037)

Semiconductors - (1.1)%
Cree, Inc. 6,7,*	(4,000)	(109,840)
Rambus, Inc. 6,7,*	(3,600)	(55,224)

		(165,064)

Soft Drinks - (0.6)%
Hansen Natural Corporation 6,7,*	(3,250)	(96,233)

Specialty Chemicals - (0.3)%
Zoltek Companies, Inc. 6,7,*	(2,700)	(49,221)

Systems Software - (0.7)%
Red Hat, Inc. 6,7,*	(2,610)	(46,589)
VMware, Inc. 6,7,*	(2,400)	(68,592)

		(115,181)

Wireless Telecommunication Services - (1.0)%
Leap Wireless International, Inc. 6,7,*	(1,500)	(65,100)
MetroPCS Communications, Inc. *	(619)	(5,794)
SBA Communications Corporation 6,7,*	(2,400)	(69,096)
Telephone & Data Systems, Inc.	(619)	(19,195)

		(159,185)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $4,185,233)		$(4,226,856)

	Shares	Value
FOREIGN STOCKS - (23.5)%
Airlines - (0.2)%
Ryanair Holdings plc 6,7,*	(9,600)	$(35,971)

Airport Services - (1.2)%
Beijing Capital International Airport Company, Ltd. [6,7]	(218,000)	(188,550)

Apparel, Accessories & Luxury Goods - (0.1)%
C C Land Holdings, Ltd. [6,7]	(50,000)	(13,945)

Automobile Manufacturers - (3.4)%
Volkswagen AG 6,7	(1,300)	(539,375)

Biotechnology - (1.5)%
Basilea Pharmaceutica 6,7,*	(500)	(83,364)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

	Shares	Value
FOREIGN STOCKS - (23.5)% (continued)
Biotechnology - (1.5)% (continued)
Intercell AG 6,7,*	(1,900)	$(74,840)
Zeltia S.A. [6,7]	(8,000)	(54,559)

		(212,763)

Broadcasting - (0.1)%
Tokyo Broadcasting System Holdings, Inc. [6,7]	(1,300)	(21,836)

Cable & Satellite - (0.4)%
Sky Deutschland AG 6,7,*	(4,000)	(65,668)

Casinos & Gaming - (1.0)%
bwin Interactive Entertainment AG 6,7,*	(1,600)	(45,582)
Genting Singapore plc 6,7,*	(124,900)	(41,123)
PartyGaming plc [6,7]	(15,200)	(57,210)

		(143,915)

Coal & Consumable Fuels - (0.5)%
Aquila Resources, Ltd. 6,7,*	(2,500)	(21,907)
Riversdale Mining, Ltd. 6,7,*	(6,700)	(50,985)

		(72,892)

Construction & Engineering - (0.2)%
Ausenco, Ltd. [6,7]	(2,100)	(22,659)
China Communications Construction Company, Ltd. [6,7]	(15,000)	(15,536)

		(38,195)

Construction & Farm Machinery & Heavy Trucks - (0.1)%
China National Materials Company, Ltd. [6,7]	(34,400)	(17,537)

Construction Materials - (0.3)%
Anhui Conch Cement Company, Ltd. [6,7]	(4,500)	(20,259)
China National Building Material Company, Ltd. [6,7]	(14,700)	(19,911)

		(40,169)

Department Stores - (1.5)%
Marui Group Company, Ltd. [6,7]	(29,100)	(219,528)

Diversified Banks - (2.6)%
Aozora Bank, Ltd. [6,7]	(16,300)	(26,250)
Erste Group Bank AG [6,7]	(5,200)	(319,535)
Mizuho Financial Group, Inc. [6,7]	(11,000)	(45,462)
Mizuho Trust & Banking Company, Ltd. [6,7]	(17,700)	(24,682)

		(415,929)

Diversified Metals & Mining - (0.5)%
Fushan International Energy Group, Ltd. 6,7,*	(66,000)	(23,727)
Western Areas NL 6,7,*	(6,200)	(44,456)

		(68,183)

Diversified Real Estate Activities - (0.1)%
Franshion Properties China, Ltd. [6,7]	(79,400)	(22,104)

	Shares	Value
FOREIGN STOCKS - (23.5)% (continued)
Electrical Components & Equipment - (0.2)%
Toyo Tanso Company, Ltd. [6,7]	(500)	$(27,007)

Gold - (1.0)%
Agnico-Eagle Mines, Ltd. [6,7,8]	(1,800)	(119,001)
Sino Gold Mining, Ltd. 6,7,*	(8,600)	(35,368)

		(154,369)

Highways & Railtracks - (3.0)%
Brisa Auto-Estradas de Portugal S.A. [6,7]	(44,400)	(461,804)

Household Appliances - (2.5)%
Electrolux AB [6,7]	(30,100)	(395,761)

Industrial Machinery - (0.4)%
Japan Steel Works, Ltd. [6,7]	(1,500)	(20,809)
Meyer Burger Technology AG 6,7,*	(200)	(49,879)

		(70,688)

Internet Software & Services - (0.2)%
Access Company, Ltd. 6,7,*	(17)	(32,755)

Investment Banking & Brokerage - (0.2)%
Monex Group, Inc. [6,7]	(78)	(27,384)

Marine Ports & Services - (0.1)%
China Merchants Holdings International Company, Ltd. [6,7]	(3,100)	(11,047)

Oil & Gas Equipment & Services - (0.5)%
Modec, Inc. [6,7]	(900)	(23,195)
Sevan Marine ASA 6,7,*	(5,900)	(30,951)
Trican Well Service, Ltd. [6,7]	(2,000)	(34,043)

		(88,189)

Oil & Gas Exploration & Production - (1.0)%
Arrow Energy, Ltd. 6,7,*	(8,900)	(22,965)
Imperial Energy Corporation plc 6,7,*	(3,900)	(77,681)
Queensland Gas Company, Ltd. 6,7,*	(12,800)	(49,787)

		(150,433)

Precious Metals & Minerals - (0.4)%
Silver Wheaton Corporation 6,7,*	(6,100)	(64,046)

Real Estate Operating Companies - (0.3)%
Aeon Mall Company, Ltd. [6,7]	(1,700)	(52,093)

TOTAL FOREIGN STOCKS SOLD SHORT (proceeds $3,495,580)		$(3,652,136)

TOTAL SECURITIES SOLD SHORT - (50.7%) (proceeds $7,680,813)		$(7,878,992)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Alpha Opportunity Series

INVESTMENT CONCENTRATION

At September 30, 2009, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
United States	89.5%	$13,920,651
Cayman Islands	4.8	768,433
Bermuda	0.7	106,329
Canada	0.3	39,977
Taiwan	0.2	37,231
Singapore	0.1	9,146
United Kingdom	0.1	8,889
Panama	0.1	8,333
Virgin Islands (UK)	0.0	5,248
Finland	0.0	(4,532)
Norway	(0.1)	(14,452)
Ireland	(0.2)	(35,971)
Isle Of Man	(0.3)	(41,123)
Spain	(0.4)	(54,559)
Hong Kong	(0.4)	(56,878)
Gibraltar	(0.4)	(57,210)
Switzerland	(0.7)	(104,375)
Republic of Korea	(1.6)	(247,734)
Australia	(1.6)	(248,127)
China	(1.7)	(261,792)
Sweden	(2.5)	(395,761)
Austria	(2.8)	(439,957)
Portugal	(3.0)	(461,804)
Japan	(3.1)	(497,537)
Germany	(3.8)	(605,043)

Total Investments	73.2	$11,377,382

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $20,383,910.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Security is segregated as collateral for open short positions.
[2]

Security is deemed illiquid. The total market value of illiquid securities is $7,704,854 (cost $8,705,066), or 49.6% of total net assets. The securities were liquid at time of purchase. This security is deemed illiquid due to the Series exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. See Note 9 in the Notes to Financial Statements for additional information.

[3]	Security is segregated as collateral for open futures contracts.
[4]	Value determined based on Level 2 inputs established by ASC 820.
[5]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.
[6]	Security is fair valued by the Valuation Committee at September 30, 2009. The total market value of fair valued securities amounts to $(7,341,377) (cost $(7,166,693)), or (47.2%) of total net assets.
[7]	Value determined based on Level 3 inputs established by ASC 820.
[8]	Security was acquired through a private placement.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Alpha Opportunity Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$17,579,358
Repurchase agreement, at value*	1,677,016
Cash	551,277
Cash denominated in a foreign currency, at value***	525
Restricted cash	708,516
Restricted cash denominated in a foreign currency, at value****	3,568,782
Receivables:
Securities sold	766,559
Dividends	17,036
Security Investors	46,941
Foreign taxes recoverable	582
Prepaid expenses	18,264

Total assets	24,934,856

Liabilities:
Securities sold short, at value**	7,878,992
Payable for:
Securities purchased	1,372,961
Fund shares redeemed	35,607
Variation margin	6,280
Dividends on short sales	2,861
Management fees	16,057
Custodian fees	12,000
Transfer agent/maintenance fees	3,180
Administration fees	6,697
Professional fees	51,607
12b-1 distribution plan fees	5,014
Directors’ fees	1,546
Other	4,556

Total liabilities	9,397,358

Net assets	$15,537,498

Net assets consist of:
Paid in capital	$30,306,936
Accumulated net investment loss	(29,427)
Accumulated net realized loss on sale of investments and foreign currency transactions	(13,686,600)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(1,053,411)

Net assets	$15,537,498

Class A:
Capital shares outstanding (unlimited number of shares authorized)	1,139,719
Net assets	$9,751,774
Net asset value and redemption price per share	$8.56

Maximum offering price per share (net asset value divided by 94.25%)	$9.08

Class B:
Capital shares outstanding (unlimited number of shares authorized)	203,440
Net assets	$1,634,834
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.04

Class C:
Capital shares outstanding (unlimited number of shares authorized)	248,922
Net assets	$1,995,793
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.02

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	183,744
Net assets	$2,155,097
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.73

* Investments, at cost	$20,331,647
** Securities sold short, proceeds	7,680,813
*** Cash denominated in a foreign currency, at cost	498
****Restricted cash denominated in a foreign currency, at cost	3,383,982

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign withholding tax of $3,109)	$249,600
Interest	32,653

Total investment income	282,253

Expenses:
Management fees	239,679
Transfer agent/maintenance fees	103,234
Administration fees	44,418
Custodian fees	54,144
Directors’ fees	2,374
Professional fees	179,304
Reports to shareholders	19,832
Registration fees	43,385
Other expenses	5,601
Dividends on short sales	4,601
12b-1 distribution fees - Class A	30,975
12b-1 distribution fees - Class B	20,379
12b-1 distribution fees - Class C	24,759

Total expenses	772,685
Less:
Reimbursement of expenses - Class A	(225,945)
Reimbursement of expenses - Class B	(37,104)
Reimbursement of expenses - Class C	(47,666)
Reimbursement of expenses - Class Institutional	(49,636)
Earnings credits applied	(6,363)

Net expenses	405,971

Net investment loss	(123,718)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(7,731,216)
Securities sold short	41,332
Foreign currency transactions	(133,577)
Futures	(2,673,119)

Net realized loss	(10,496,580)

Net unrealized appreciation (depreciation) during the year on:
Investments	2,556,098
Securities sold short	(273,059)
Futures	942,667
Translation of assets and liabilities in foreign currencies	272,683

Net unrealized appreciation	3,498,389

Net loss	(6,998,191)

Net decrease in net assets resulting from operations	$(7,121,909)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Alpha Opportunity Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(123,718)	$(630,670)
Net realized loss during the year on investments and foreign currency transactions	(10,496,580)	(1,900,322)
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	3,498,389	(5,203,245)

Net decrease in net assets resulting from operations	(7,121,909)	(7,734,237)

Distributions to shareholders from:
Net realized gain
Class A	—	(4,624,275)
Class B	—	(730,879)
Class C	—	(959,211)
Return of capital
Class A	—	(508,721)
Class B	—	(80,405)
Class C	—	(105,524)

Total distributions to shareholders	—	(7,009,015)

Capital share transactions:
Proceeds from sale of shares
Class A	1,524,278	20,613,127
Class B	4,268	5,409,786
Class C	7,933	3,698,851
Institutional Class	4,980,476	—
Distributions reinvested
Class A	—	5,033,793
Class B	—	802,594
Class C	—	960,779
Cost of shares redeemed
Class A	(16,913,028)	(9,305,440)
Class B	(2,762,142)	(2,099,606)
Class C	(2,096,985)	(1,872,076)
Institutional Class	(3,025,562)	—

Net increase (decrease) from capital share transactions	(18,280,762)	23,241,808

Net increase (decrease) in net assets	(25,402,671)	8,498,556

Net assets:
Beginning of year	40,940,169	32,441,613

End of year	$15,537,498	$40,940,169

Accumulated net investment loss at end of year	$(29,427)	$(35,571)

Capital share activity:
Shares sold
Class A	208,127	1,869,043
Class B	292	505,963
Class C	796	335,936
Institutional Class	502,702	—
Shares reinvested
Class A	—	463,090
Class B	—	77,545
Class C	—	92,829
Shares redeemed
Class A	(2,335,782)	(863,491)
Class B	(404,666)	(210,696)
Class C	(308,317)	(186,349)
Institutional Class	(318,958)	—

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

Class A	2009	2008 [a]		2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$9.37	$13.94		$12.23	$12.37	$11.79

Income (loss) from investment operations:
Net investment loss [b]	(0.04)	(0.16)		(0.01)	(0.06)	(0.10)
Net gain (loss) on securities (realized and unrealized)	(0.77)	(1.68)		2.99	0.93	1.50

Total from investment operations	(0.81)	(1.84)		2.98	0.87	1.40

Less distributions:
Distributions from realized gains	—	(2.57)		(1.27)	(1.01)	(0.82)
Return of capital	—	(0.16)		—	—	—

Total distributions	—	(2.73)		(1.27)	(1.01)	(0.82)

Net asset value, end of period	$8.56	$9.37		$13.94	$12.23	$12.37

Total Return [c]	(8.64%)	(15.99%)		26.10%	7.39%	12.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,752	$30,615		$25,072	$20,595	$14,622

Ratios to average net assets:
Net investment loss	(0.50%)	(1.44%)		(0.08%)	(0.50%)	(0.83%)
Total expenses [d]	3.82%	3.41	% [e]	2.88%	3.20%	2.94%
Net expenses [f]	1.95%	3.16	% [g]	2.68%	3.01%	2.86%
Net expenses prior to custodian earning credits and net of expense waivers	1.98%	3.32	% [h]	2.88%	3.10%	2.86%
Net expenses prior to performance fee adjustment[i]	N/A	2.75	% [j]	2.77%	2.82%	2.78%

Portfolio turnover rate	422%	1,248%		1,697%	1,302%	1,502%

Class B	2009	2008[a]		2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$8.87	$13.42		$11.90	$12.15	$11.68

Income (loss) from investment operations:
Net investment loss [b]	(0.09)	(0.23)		(0.09)	(0.15)	(0.18)
Net gain (loss) on securities (realized and unrealized)	(0.74)	(1.59)		2.88	0.91	1.47

Total from investment operations	(0.83)	(1.82)		2.79	0.76	1.29

Less distributions:
Distributions from realized gains	—	(2.57)		(1.27)	(1.01)	(0.82)
Return of capital	—	(0.16)		—	—	—

Total distributions	—	(2.73)		(1.27)	(1.01)	(0.82)

Net asset value, end of period	$8.04	$8.87		$13.42	$11.90	$12.15

Total Return [c]	(9.36%)	(16.66%)		25.14%	6.56%	11.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,635	$5,391		$3,154	$4,846	$4,106

Ratios to average net assets:
Net investment loss	(1.24%)	(2.18%)		(0.77%)	(1.24%)	(1.60%)
Total expenses [d]	4.57%	4.16%[e]		3.59%	3.95%	3.69%
Net expenses [f]	2.70%	3.89%[g]		3.39%	3.76%	3.61%
Net expenses prior to custodian earning credits and net of expense waivers	2.73%	4.04%[h]		3.59%	3.85%	3.61%
Net expenses prior to performance fee adjustment[i]	N/A	3.49%[j]		3.51%	3.57%	3.53%

Portfolio turnover rate	422%	1,248%		1,697%	1,302%	1,502%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

Class C	2009	2008[a]	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$8.87	$13.43	$11.90	$12.15	$11.68

Income (loss) from investment operations:
Net investment loss [b]	(0.09)	(0.23)	(0.10)	(0.15)	(0.18)
Net gain (loss) on securities (realized and unrealized)	(0.76)	(1.60)	2.90	0.91	1.47

Total from investment operations	(0.85)	(1.83)	2.80	0.76	1.29

Less distributions:
Distributions from realized gains	—	(2.57)	(1.27)	(1.01)	(0.82)
Return of capital	—	(0.16)	—	—	—

Total distributions	—	(2.73)	(1.27)	(1.01)	(0.82)

Net asset value, end of period	$8.02	$8.87	$13.43	$11.90	$12.15

Total Return [c]	(9.58%)	(16.63%)	25.24%	6.56%	11.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,996	$4,935	$4,216	$5,576	$7,813

Ratios to average net assets:
Net investment loss	(1.24%)	(2.21%)	(0.77%)	(1.18%)	(1.58%)
Total expenses [d]	4.67%	4.16%[e]	3.60%	3.95%	3.68%
Net expenses [f]	2.70%	3.93%[g]	3.40%	3.75%	3.61%
Net expenses prior to custodian earning credits and net of expense waivers	2.73%	4.09%[h]	3.60%	3.83%	3.61%
Net expenses prior to performance fee adjustment[i]	N/A	3.51%[j]	3.51%	3.57%	3.53%

Portfolio turnover rate	422%	1,248%	1,697%	1,302%	1,502%

Institutional Class	Period Ended September 30, 2009 [k]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss [b]	(0.01)
Net gain on securities (realized and unrealized)	1.74

Total from investment operations	1.73

Net asset value, end of period	$11.73

Total Return [c]	17.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,155

Ratios to average net assets:
Net investment loss	(0.07%)
Total expenses [d]	3.94%
Net expenses [f]	1.70%
Net expenses prior to custodian earning credits and net of expense waivers	1.73%
Net expenses prior to performance fee adjustment [i]	N/A

Portfolio turnover rate	422%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

[a]

Security Global Investors, LLC (SGI) became the sub-adviser of 37.5% of the assets of the Alpha Opportunity Series effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, SI paid Mainstream sub-advisory fees for 60% of the assets. SI managed the remaining 40% of the assets.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]

The Series has restated its financial highlights in order to properly present the Series’ total expense ratios. The effect of this restatement was to increase the ratios of total expenses to average net assets by 0.45% for Class A, 1.03% for Class B and 0.14% for Class C.

[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]

The Series has restated this ratio in order to properly present the Series’ net expense ratios. The effect of this restatement was to increase the ratios of net expenses to average net assets by 0.41% for Class A, 0.96% for Class B and 0.13% for Class C.

[h]

The Series has restated this ratio in order to properly present the Series’ net expense ratios prior to custodian earning credits and net of expense waivers. The effect of this restatement was to increase the ratios of net expenses prior to custodian earning credits and net of expense waivers to average net assets by 0.44% for Class A, 1.00% for Class B and 0.14% for Class C.

[i]	Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fees adjustments, as applicable.
[j]

The Series has restated this ratio in order to properly present the Series’ net expense ratios prior to performance fee adjustment. The effect of this restatement was to increase the ratios of net expenses prior to performance fee adjustment to average net assets by 0.36% for Class A, 0.87% for Class B and 0.11% for Class C.

[k]

The Institutional Class of Alpha Opportunity Series was initially capitalized on November 7, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

The Rydex|SGI Equity Fund Equity Series returned –4.32%1 for the year ended September 30, 2009, besting the benchmark S&P 500 Index’s return of –6.91% and the Series’ peer group median performance of –5.75%.

The Series pursues its objective by investing approximately 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The manager will rebalance the Series if either strategy equals or exceeds 60% of total assets. The manager uses a blended approach, investing in growth stocks and value stocks and may invest in a limited number of industries and sectors.

The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trend. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, earnings, growth potential, and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.

Health Care and Financials Top Performers

The health care sector, while an underweight position, led Series performance with a 7% gain versus a 4% loss for the Index. Schering-Plough Corporation, a 1.26% position, surged more than 50% during the period. Teva Pharmaceutical Industries, Ltd., a security not in the Index, was a 1.95% weight in the Series and gained over 10%, well above the –4% overall return in the benchmark. Other significant holdings that contributed to performance in the sector were Hospira, Inc. and Medco Health Solutions, Inc.

Ironically, it was the worst performing sector in the Index that provided the next biggest lift for the Series. A slight underweight to the Index, security selection allowed the Series to hold losses in the sector to 18% compared to a 23% decline for the benchmark. Limited exposure to Bank of America Corporation, which plummeted approximately 50% during the period, helped to bolster relative performance for the Series. Holding U.S. Bancorp during a period of limited losses over the year benefited the Series. A solid weighting in JPMorgan Chase & Company, which lost only 4% against the 23% loss in the overall sector, provided a boost in relative performance.

Energy and Information Technology Disappoint

Security selection was a drag on Series performance in the energy sector, declining 20% against a 14% loss in the Index. The largest detractor was Nabors Industries, Ltd. as it lost over 50% of its value. Other holdings hurting returns in the sector were Sasol, Ltd. and Williams Companies, Inc.

Holdings in the information technology sector gained 13% compared to a 9% gain for the benchmark but it was an underweight position, consisting of 14% of total assets rather than the 17% composition of the Index. Holding Corning, Inc. at the wrong time during the year resulted in a loss of approximately 20% instead of the flat performance that would have occurred had it been held during the entire period. Further, the Series had a double weight in Corning, relative to the benchmark, compounding the effect. Other securities that hurt sector performance were Cisco Systems, Inc. and Research In Motion, Ltd., which both declined more than 30%.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. During these uncertain times and volatile market conditions, we are confident in our ability to find these companies by consistently applying our disciplined process to individual stock evaluations.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Equity Series
September 30, 2009	(unaudited)

PERFORMANCE

Equity Series vs. S&P 500 Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index on market performance.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	(4.32%)	(1.86%)	(3.22%)
A Shares with sales charge	(9.82%)	(3.02%)	(3.79%)
B Shares	(4.96%)	(2.61%)	(3.85%)
B Shares with CDSC	(9.69%)	(2.86%)	(3.85%)
C Shares	(4.60%)	(2.55%)	(4.00%)
C Shares with CDSC	(5.55%)	(2.55%)	(4.00%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	13.97%
Consumer Staples	10.06
Energy	9.44
Financials	10.27
Health Care	8.78
Industrials	18.77
Information Technology	17.93
Materials	4.12
Telecommunication Services	0.54
Utilities	2.21
Exchange Traded Funds	1.00
Cash & Other Assets, Less Liabilitities	2.91

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Equity Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Equity Series - Class A
Actual	$1,000.00	$1,345.51	$8.53
Hypothetical	1,000.00	1,017.80	7.33
Equity Series - Class B
Actual	1,000.00	1,341.37	12.91
Hypothetical	1,000.00	1,014.04	11.11
Equity Series - Class C
Actual	1,000.00	1,345.72	12.94
Hypothetical	1,000.00	1,014.04	11.11

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 34.55%, 34.14% and 34.57%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.45%, 2.20% and 2.20% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Equity Series

	Shares	Value
COMMON STOCKS - 97.1%
Advertising - 1.5%
Omnicom Group, Inc.	74,910	$2,767,175

Aerospace & Defense - 6.2%
Goodrich Corporation	52,150	2,833,831
Honeywell International, Inc.	77,770	2,889,156
ITT Corporation	59,230	3,088,844
Precision Castparts Corporation	1,359	138,441
United Technologies Corporation	39,600	2,412,828

		11,363,100

Air Freight & Logistics - 1.7%
FedEx Corporation	42,800	3,219,416

Asset Management & Custody Banks - 0.2%
Bank of New York Mellon Corporation	10,900	315,991

Building Products - 1.4%
USG Corporation*	151,800	2,607,924

Coal & Consumable Fuels - 1.3%
Peabody Energy Corporation	66,040	2,458,009

Communications Equipment - 2.1%
Qualcomm, Inc.	86,225	3,878,401

Computer Hardware - 3.4%
Apple, Inc.*	22,515	4,173,605
Hewlett-Packard Company	48,200	2,275,522

		6,449,127

Construction Materials - 0.2%
Vulcan Materials Company	7,900	427,153

Consumer Finance - 0.2%
First Marblehead Corporation *	133,960	294,712

Data Processing & Outsourced Services - 2.3%
Western Union Company	232,200	4,393,224

Department Stores - 3.2%
JC Penney Company, Inc.	84,300	2,845,125
Kohl’s Corporation *	54,850	3,129,193

		5,974,318

Diversified Banks - 2.0%
U.S. Bancorp	87,775	1,918,761
Wells Fargo & Company	66,764	1,881,410

		3,800,171

Diversified Chemicals - 0.7%
Dow Chemical Company	49,600	1,293,072

Diversified Metals & Mining - 1.6%
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	43,710	2,998,943

Drug Retail - 3.1%
CVS Caremark Corporation	160,455	5,734,662

Electric Utilities - 1.6%
American Electric Power Company, Inc.	655	20,298

	Shares	Value
COMMON STOCKS - 97.1% (continued)
Electric Utilities - 1.6% (continued)
Edison International	86,500	$2,904,670

		2,924,968

Electronic Components - 1.5%
Corning, Inc.	177,395	2,715,917

Electronic Manufacturing Services - 1.0%
Tyco Electronics, Ltd.	85,600	1,907,168

Exchange Traded Funds - 1.0%
iShares Russell 1000 Value Index Fund	17,100	948,879
iShares S&P 500 Value Index Fund	18,300	936,777

		1,885,656

Footwear - 1.8%
Nike, Inc. (Cl.B)	50,930	3,295,171

General Merchandise Stores - 1.6%
Target Corporation	64,850	3,027,198

Health Care Equipment - 3.7%
Covidien plc	104,360	4,514,614
Hospira, Inc. *	49,500	2,207,700

		6,722,314

Health Care Services - 1.0%
Medco Health Solutions, Inc. *	33,900	1,875,009

Home Entertainment Software - 1.3%
Activision Blizzard, Inc. *	195,525	2,422,555

Home Improvement Retail - 1.3%
Lowe’s Companies, Inc.	118,200	2,475,108

Household Products - 1.1%
Colgate-Palmolive Company	26,600	2,029,048

Hypermarkets & Super Centers - 2.6%
Costco Wholesale Corporation	42,500	2,399,550
Wal-Mart Stores, Inc.	48,100	2,361,229

		4,760,779

Independent Power Producers & Energy Traders - 0.6%
NRG Energy, Inc. *	41,500	1,169,885

Industrial Conglomerates - 4.1%
3M Company	39,400	2,907,720
General Electric Company	106,600	1,750,372
McDermott International, Inc. *	117,100	2,959,117

		7,617,209

Industrial Gases - 1.6%
Air Products & Chemicals, Inc.	37,570	2,914,681

Industrial Machinery - 1.1%
Parker Hannifin Corporation	38,300	1,985,472

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Equity Series

	Shares	Value
COMMON STOCKS - 97.1% (continued)
Insurance Brokers - 0.7%
AON Corporation	32,900	$1,338,701

Integrated Oil & Gas - 3.1%
Chevron Corporation	29,900	2,105,857
ConocoPhillips	14,400	650,304
Exxon Mobil Corporation	45,700	3,135,476

		5,891,637

Integrated Telecommunication Services - 0.5%
Windstream Corporation	98,400	996,792

Internet Retail - 1.8%
Amazon.com, Inc. *	34,960	3,263,866

Internet Software & Services - 2.3%
Google, Inc. *	8,470	4,199,850

IT Consulting & Other Services - 1.9%
Cognizant Technology Solutions Corporation *	89,840	3,473,214

Managed Health Care - 0.7%
Aetna, Inc.	49,600	1,380,368

Movies & Entertainment - 1.0%
Time Warner, Inc.	61,700	1,775,726

Oil & Gas Drilling - 2.0%
Transocean, Ltd. *	42,450	3,630,749

Oil & Gas Equipment & Services - 1.1%
Halliburton Company	74,300	2,015,016

Oil & Gas Exploration & Production - 1.0%
Chesapeake Energy Corporation	64,400	1,828,960

Oil & Gas Storage & Transportation - 0.9%
Williams Companies, Inc.	93,900	1,677,993

Other Diversified Financial Services - 4.1%
Bank of America Corporation	171,000	2,893,320
JPMorgan Chase & Company	105,055	4,603,510

		7,496,830

Pharmaceuticals - 3.4%
Pfizer, Inc.	171,920	2,845,276
Schering-Plough Corporation	30,800	870,100
Teva Pharmaceutical Industries, Ltd. ADR	51,045	2,580,835

		6,296,211

Property & Casualty Insurance - 2.3%
Berkshire Hathaway, Inc. *	42	4,242,000

	Shares	Value
COMMON STOCKS - 97.1% (continued)
Railroads - 2.8%
Burlington Northern Santa Fe Corporation	35,450	$2,829,974
Union Pacific Corporation	42,000	2,450,700

		5,280,674

Regional Banks - 0.8%
Fifth Third Bancorp	41,000	415,330
Regions Financial Corporation	182,200	1,131,462

		1,546,792

Research & Consulting Services - 1.5%
Equifax, Inc.	93,700	2,730,418

Restaurants - 1.8%
Darden Restaurants, Inc.	97,625	3,331,941

Semiconductors - 2.1%
Intel Corporation	194,350	3,803,430

Soft Drinks - 2.0%
PepsiCo, Inc.	64,640	3,791,782

Tobacco - 1.3%
Altria Group, Inc.	47,700	849,537
Philip Morris International, Inc.	30,600	1,491,444

		2,340,981

TOTAL COMMON STOCKS (cost $178,807,357)		$180,037,467

Total Investments - 97.1% [1] (cost $178,807,357)		$180,037,467
Cash & Other Assets, Less Liabilities - 2.9%		5,394,618

Total Net Assets - 100.0%		$185,432,085

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $179,632,503.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Equity Series

Statement of Assets & Liabilities

September 30, 2009

Assets:
Investments, at value*	$180,037,467
Cash	6,554,249
Receivables:
Fund shares sold	3,024
Dividends	216,890
Prepaid expenses	15,676

Total assets	186,827,306

Liabilities:
Payable for:
Securities purchased	1,004,391
Fund shares redeemed	85,093
Management fees	113,344
Custodian fees	1,631
Transfer agent/maintenance fees	21,232
Administration fees	14,517
Professional fees	34,911
12b-1 distribution plan fees	43,942
Directors’ fees	10,464
Other	65,696

Total liabilities	1,395,221

Net assets	$185,432,085

Net assets consist of:
Paid in capital	$225,546,285
Accumulated net realized loss on sale of investments	(41,344,310)
Net unrealized appreciation in value of investments	1,230,110

Net assets	$185,432,085

Class A:
Capital shares outstanding (unlimited number of shares authorized)	43,288,028
Net assets	$175,403,707
Net asset value and redemption price per share	$4.05

Maximum offering price per share (net asset value divided by 94.25%)	$4.30

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,328,208
Net assets	$7,784,245
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.34

Class C:
Capital shares outstanding (unlimited number of shares authorized)	620,442
Net assets	$2,244,133
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.62

* Investments, at cost	$178,807,357

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$2,897,092
Interest	12,491

Total investment income	2,909,583

Expenses:
Management fees	1,232,832
Transfer agent/maintenance fees	460,788
Administration fees	156,586
Custodian fees	9,008
Directors’ fees	18,364
Professional fees	47,044
Reports to shareholders	54,737
Registration fees	36,734
Other expenses	18,762
12b-1 distribution fees - Class A	387,160
12b-1 distribution fees - Class B	73,367
12b-1 distribution fees - Class C	21,767

Total expenses	2,517,149

Net investment income	392,434

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(40,059,945)
Options written	132,192

Net realized loss	(39,927,753)

Net unrealized appreciation (depreciation) during the year on:
Investments	25,674,075

Net unrealized appreciation	25,674,075

Net loss	(14,253,678)

Net decrease in net assets resulting from operations	$(13,861,244)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Equity Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment income	$392,434	$282,642
Net realized gain (loss) during the year on investments	(39,927,753)	2,814,005
Net unrealized appreciation (depreciation) during the year on investments	25,674,075	(86,550,394)

Net decrease in net assets resulting from operations	(13,861,244)	(83,453,747)

Distributions to shareholders from:
Net investment income
Class A	(392,434)	—
Net realized gain
Class A	—	(44,791,174	)*
Class B	—	(3,131,399	)*
Class C	—	(750,579	)*
Return of capital
Class A	(596,632)	(259,129	) *
Class B	(33,423)	(18,116	) *
Class C	(9,223)	(4,342	) *

Total distributions to shareholders	(1,031,712)	(48,954,739)

Capital share transactions:
Proceeds from sale of shares
Class A	5,175,096	9,417,273
Class B	913,069	3,123,443
Class C	584,733	474,151
Distributions reinvested
Class A	906,902	41,061,178
Class B	32,949	3,104,258
Class C	9,093	741,250
Cost of shares redeemed
Class A	(22,903,493)	(44,578,317)
Class B	(2,826,140)	(7,922,053)
Class C	(1,012,475)	(1,393,138)

Net increase (decrease) from capital share transactions	(19,120,266)	4,028,045

Net decrease in net assets	(34,013,222)	(128,380,441)

Net assets:
Beginning of year	219,445,307	347,825,748

End of year	$185,432,085	$219,445,307

Undistributed net investment income at end of year	$—	$282,642

Capital share activity:
Shares sold
Class A	1,556,038	1,742,458
Class B	331,911	703,547
Class C	194,316	99,582
Shares reinvested
Class A	279,047	7,806,369
Class B	12,204	707,120
Class C	3,114	156,382
Shares redeemed
Class A	(6,925,030)	(8,392,906)
Class B	(1,023,385)	(1,784,812)
Class C	(341,567)	(295,676)

*	Subsequent to September 30, 2008, a reclassification was required that resulted in a recharacterization of distributions for the September 30, 2008 reporting period. See Note 7 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Equity Series

Class A	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$4.26	$6.84	$6.85	$6.58	$6.50

Income (loss) from investment operations:
Net investment income (loss) [a]	0.01	0.01	—	(0.01)	0.04
Net gain (loss) on securities (realized and unrealized)	(0.20)	(1.61)	0.69	0.52	0.49

Total from investment operations	(0.19)	(1.60)	0.69	0.51	0.53

Less distributions:
Dividends from net investment income	(0.01)	—	—	(0.04)	—
Distributions from realized gains	—	(0.97)[f]	(0.70)	(0.20)	(0.45)
Return of capital	(0.01)	(0.01)[f]	—	—	—

Total distributions	(0.02)	(0.98)	(0.70)	(0.24)	(0.45)

Net asset value, end of period	$4.05	$4.26	$6.84	$6.85	$6.58

Total Return [b]	(4.32%)	(26.12%)	10.33%	7.88%	8.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,404	$205,908	$322,850	$371,006	$375,280

Ratios to average net assets:
Net investment income (loss)	0.28%	0.15%	0.02%	(0.08%)	0.57%
Total expenses [c]	1.49%	1.36%	1.34%	1.34%	1.30%
Net expenses [d]	1.49%	1.36%	1.34%	1.34%	1.30%
Net expenses prior to custodian earning credits and net of expense waivers	1.49%	1.36%	1.34%	1.34%	1.30%

Portfolio turnover rate	69%	111%[e]	20%	34%	32%

Class B	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$3.53	$5.89	$6.04	$5.83	$5.85

Income (loss) from investment operations:
Net investment loss [a]	(0.01)	(0.03)	(0.04)	(0.05)	(0.01)
Net gain (loss) on securities (realized and unrealized)	(0.17)	(1.35)	0.59	0.46	0.44

Total from investment operations	(0.18)	(1.38)	0.55	0.41	0.43

Less distributions:
Distributions from realized gains	—	(0.97)[f]	(0.70)	(0.20)	(0.45)
Return of capital	(0.01)	(0.01)[f]	—	—	—

Total distributions	(0.01)	(0.98)	(0.70)	(0.20)	(0.45)

Net asset value, end of period	$3.34	$3.53	$5.89	$6.04	$5.83

Total Return [b]	(4.96%)	(26.69%)	9.33%	7.16%	7.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,784	$10,621	$19,928	$27,842	$39,962

Ratios to average net assets:
Net investment loss	(0.46%)	(0.61%)	(0.74%)	(0.83%)	(0.16%)
Total expenses [c]	2.24%	2.11%	2.09%	2.09%	2.05%
Net expenses [d]	2.24%	2.11%	2.09%	2.09%	2.05%
Net expenses prior to custodian earning credits and net of expense waivers	2.24%	2.11%	2.09%	2.09%	2.05%

Portfolio turnover rate	69%	111%[e]	20%	34%	32%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Equity Series

Class C	2009	2008		2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$3.81	$6.28		$6.39	$6.16	$6.16

Income (loss) from investment operations:
Net investment loss [a]	(0.01)	(0.03)		(0.05)	(0.05)	(0.01)
Net gain (loss) on securities (realized and unrealized)	(0.17)	(1.46)		0.64	0.48	0.46

Total from investment operations	(0.18)	(1.49)		0.59	0.43	0.45

Less distributions:
Distributions from realized gains	—	(0.97	) [f]	(0.70)	(0.20)	(0.45)
Return of capital	(0.01)	(0.01	) [f]	—	—	—

Total distributions	(0.01)	(0.98)		(0.70)	(0.20)	(0.45)

Net asset value, end of period	$3.62	$3.81		$6.28	$6.39	$6.16

Total Return[b]	(4.60%)	(26.79%)		9.45%	7.10%	7.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,244	$2,915		$5,048	$5,794	$5,706

Ratios to average net assets:
Net investment loss	(0.47%)	(0.60%)		(0.73%)	(0.83%)	(0.18%)
Total expenses [c]	2.24%	2.11%		2.09%	2.09%	2.05%
Net expenses [d]	2.24%	2.11%		2.09%	2.09%	2.05%
Net expenses prior to custodian earning credits and net of expense waivers	2.24%	2.11%		2.09%	2.09%	2.05%

Portfolio turnover rate	69%	111%[e]		20%	34%	32%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the series.
[f]	Subsequent to September 30, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the September 30, 2008 reporting period.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Managers’ Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Global Series Class A shares underperformed its benchmark, the MSCI World Index, –2.71%1 to –2.29%.

At the core of the investment management team’s philosophy is the idea that excess return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers Scott Klimo and David Whittall lead the global equities team. In addition to the team’s extensive experience, competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk management module, and a well-defined and disciplined investment process.

Financials, Information Technology, and Materials Top Performers

The Series positioned the financials sector as an underweight to the Index, consisting of 11% of assets rather than 18%. Returns in the sector for the portfolio were 3%, compared to an 8% loss for the benchmark. Leading holdings included National City Corporation, AllianceBernstein Holding L.P., Citigroup, Inc., and Standard Chartered PLC.

Superior stock selection in the information technology sector boosted Series performance. The sector was an even weight against the benchmark but outperformed with a 42% versus 9% gain. An investment in Apple, Inc. surged more than 120% during the period. Top holdings in the sector included Netease. com, Inc., Check Point Software Technologies, Ltd., and Google, Inc.

Holdings in the materials sector added to overall performance during the fiscal year even as it was approximately half the weight of the Index. Randgold Resources, Ltd. and Agnico-Eagle Mines, Ltd. were leading holdings for the period.

Industrials, Consumer Discretionary, and Energy Disappoint

Industrials holdings declined 15% against a 2% loss for the Index making it the worst performing sector for the Series on a relative basis. Both Aveng, Ltd. and Foster Wheeler AG were down more than 60% over the period. Also bringing down Series performance in the sector were Lockhead Martin Corporation and Joy Global, Inc.

The Series held an over weight position in consumer discretionary securities, totaling 12% of portfolio assets against 10% in the Index. Securities in the Series lost 3% while holdings in the Index gained 6%, a disparity of 9%. The sector was one of the better performing in the Index during the year. Jarden Corporation and RadioShack Corporation both lost more than 50%. Other detractors in the sector were Ubisoft Entertainment S.A. and Harley-Davidson, Inc.

Energy holdings dropped more than 30% for the Series against the 4% loss for the Index. Bumi Resources declined over 70% while Consol Energy, Inc. and Anadarko Petroleum Corporation also contributed to the negative performance.

Market Outlook

From a sector perspective, financials remains our largest exposure, although it is now slightly below market weight as various positions have achieved price targets. Among other major sectors, we have a slight overweight in consumer non-durables, software & services and global hardware. We are underweight health care, materials & processing, utilities and producer manufacturing.

Geographically, we have normalized our exposures in Europe. Japan remains an equal weight relative to the benchmark, while Asia Ex-Japan is slightly overweight. As a result, the increased exposure to Europe has come out of North America. Currently, we do not have any significant regional biases. Europe’s periphery—primarily Portugal, Ireland, Italy, Greece and Spain—remains weak. Japanese exporters will have to deal with the effects of the strengthening Yen as companies struggle with anemic demand. In the U.S., we have seen improvements in various economic indicators. Nonetheless, the employment situation remains precarious and may hit double-digit unemployment by the end of the year.

We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Series.

Sincerely,

Scott Klimo, David Whittall Portfolio Managers

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Investments in international securities entail greater risks than investment in domestic securities.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Global Series
September 30, 2009	(unaudited)

PERFORMANCE

Global Series vs. Morgan Stanley Capital International World Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	(2.71%)	4.28%	5.18%
A Shares with sales charge	(8.29%)	3.05%	4.56%
B Shares	(2.45%)	4.38%	4.96%
B Shares with CDSC	(7.25%)	4.15%	4.96%
C Shares	(3.39%)	3.52%	4.37%
C Shares with CDSC	(4.35%)	3.52%	4.37%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	8.94%
Consumer Staples	14.79
Energy	11.23
Financials	19.49
Health Care	7.84
Industrials	6.93
Information Technology	19.07
Materials	2.70
Telecommunication Services	2.12
Utilities	3.06
Exchange Traded Funds	1.89
Short Term Investments	2.54
Liabilities, Less Cash & Other Assets	(0.60)

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Global Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Global Series - Class A
Actual	$1,000.00	$1,317.04	$10.69
Hypothetical	1,000.00	1,015.84	9.30
Global Series - Class B
Actual	1,000.00	1,318.66	9.24
Hypothetical	1,000.00	1,017.10	8.04
Global Series - Class C
Actual	1,000.00	1,312.12	15.01
Hypothetical	1,000.00	1,012.08	13.06

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 31.70%, 31.87% and 31.21%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.84%, 1.59% and 2.59% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Series

	Shares	Value
COMMON STOCKS - 48.7%
Airlines - 1.9%
Allegiant Travel Company *	56,388	$2,147,819

Asset Management & Custody
Banks - 0.5%
AllianceBernstein Holding, LP	20,800	567,424

Cable & Satellite - 3.5%
Comcast Corporation	107,500	1,815,675
Time Warner Cable, Inc.	47,000	2,025,229

		3,840,904

Communications Equipment - 1.4%
Cisco Systems, Inc. *	67,611	1,591,563

Computer Hardware - 2.6%
Apple, Inc. *	15,748	2,919,207

Construction & Farm Machinery & Heavy Trucks - 0.5%
Trinity Industries, Inc.	35,437	609,162

Drug Retail - 0.6%
CVS Caremark Corporation	18,100	646,894

Education Services - 2.8%
Apollo Group, Inc. *	10,000	736,700
ITT Educational Services, Inc. *	22,090	2,438,957

		3,175,657

Electric Utilities - 0.7%
Allegheny Energy, Inc.	28,000	742,560

Electrical Components & Equipment - 1.7%
Suntech Power Holdings Company, Ltd. ADR *	62,895	956,004
Thomas & Betts Corporation *	32,700	983,616

		1,939,620

Exchange Traded Funds - 1.9%
iShares Russell 2000 Index Fund	35,600	2,144,188

Food Retail - 0.4%
Kroger Company	20,800	429,312

Gold - 1.7%
Randgold Resources, Ltd. ADR	26,902	1,879,912

Health Care Services - 2.9%
Express Scripts, Inc. *	34,540	2,679,613
Medco Health Solutions, Inc. *	10,100	558,631

		3,238,244

Home Entertainment Software - 0.8%
Shanda Interactive Entertainment, Ltd. ADR *	18,300	936,960

Household Products - 1.4%
Kimberly-Clark Corporation	27,170	1,602,487

	Shares	Value
COMMON STOCKS - 48.7% (continued)
Independent Power Producers & Energy Traders - 0.4%
Mirant Corporation *	25,200	$414,036

Integrated Oil & Gas - 1.3%
Occidental Petroleum Corporation	19,100	1,497,440

Internet Software & Services - 2.1%
Netease.com ADR *	50,594	2,311,134

Investment Banking & Brokerage - 2.6%
Goldman Sachs Group, Inc.	15,782	2,909,412

Life Sciences Tools & Services - 2.2%
Life Technologies Corporation *	53,840	2,506,252

Multi-Line Insurance - 1.0%
Hartford Financial Services Group, Inc.	44,500	1,179,250

Oil & Gas Exploration & Production - 1.5%
Forest Oil Corporation *	86,400	1,690,848

Oil & Gas Refining & Marketing - 0.8%
World Fuel Services Corporation	19,700	946,979

Other Diversified Financial Services - 1.6%
JPMorgan Chase & Company	40,840	1,789,609

Packaged Foods & Meats - 0.3%
American Italian Pasta Company *	14,000	380,520

Personal Products - 0.6%
Bare Escentuals, Inc. *	60,500	719,345

Pharmaceuticals - 0.4%
Watson Pharmaceuticals, Inc. *	12,100	443,344

Property & Casualty Insurance - 3.1%
ACE, Ltd.	51,552	2,755,970
Aspen Insurance Holdings, Ltd.	18,100	479,107
Tower Group, Inc.	13,200	321,948

		3,557,025

Specialized Finance - 0.4%
PHH Corporation *	25,100	497,984

Systems Software - 1.9%
Check Point Software
Technologies *	77,595	2,199,818

Tobacco - 3.2%
Altria Group, Inc.	86,152	1,534,367

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Series

	Shares	Value
COMMON STOCKS - 48.7% (continued)
Tobacco - 3.2% (continued)
Philip Morris International, Inc.	42,852	$2,088,606

		3,622,973

TOTAL COMMON STOCKS (cost $46,696,871)		$55,077,882

	Shares	Value
FOREIGN STOCKS - 49.4%
Aerospace & Defense - 2.3%
BAE Systems plc	406,043	$2,266,573
MTU Aero Engines Holding AG	7,849	371,689

		2,638,262

Automobile Manufacturers - 1.7%
Honda Motor Company, Ltd.	67,100	2,066,628

Casinos & Gaming - 0.9%
William Hill plc	367,227	1,034,632

Communications Equipment - 2.2%
Tandberg ASA	105,100	2,516,330

Construction & Engineering - 0.5%
Imtech N.V.	19,999	509,962

Diversified Banks - 4.6%
DBS Group Holdings, Ltd.	245,000	2,309,647
Standard Chartered plc	118,763	2,928,508

		5,238,155

Diversified Real Estate Activities - 0.7%
Tokyu Land Corporation	200,000	799,777

Electric Utilities - 1.3%
Endesa S.A.	19,215	634,923

Kyushu Electric Power Company, Inc.	35,832	812,232

		1,447,155

Electronic Components - 1.7%
Hosiden Corporation	22,300	302,301
LG Innotek Company, Ltd.	14,649	1,582,800

		1,885,101

Fertilizers & Agricultural Chemicals - 1.0%
Syngenta AG	5,129	1,178,438

Food Retail - 1.0%
Empire Company, Ltd.	13,498	551,039
Metro, Inc.	16,300	532,677

		1,083,716

Home Entertainment Software - 1.8%
UBISOFT Entertainment *	106,291	2,012,740

Integrated Oil & Gas - 2.9%
BG Group plc	129,587	2,249,005
ENI SpA	14,923	372,993
Repsol YPF S.A.	26,398	718,137

		3,340,135

Integrated Telecommunication Services - 2.1%
China Unicom Hong Kong, Ltd.	1,314,000	1,861,629
Telstra Corporation, Ltd.	187,961	542,267

		2,403,896

	Shares	Value
FOREIGN STOCKS - 49.4% (continued)
Internet Software & Services - 1.7%
Gree, Inc.	36,020	$1,961,992

IT Consulting & Other Services - 2.4%
Atos Origin S.A.	52,540	2,652,564

Life & Health Insurance - 0.6%
CNP Assurances	7,071	720,500

Life Sciences Tools & Services - 1.7%
Lonza Group AG	17,539	1,912,483

Multi-Line Insurance - 1.3%
Allianz AG	8,051	1,005,800
RSA Insurance Group plc	222,009	475,062

		1,480,862

Multi-Utilities - 0.8%
United Utilities Group plc	117,742	858,957

Office Electronics - 0.5%
Neopost S.A.	6,674	598,985

Oil & Gas Exploration & Production - 3.7%
CNOOC, Ltd.	808,000	1,086,362
Oil Search, Ltd.	533,941	3,038,440

		4,124,802

Oil & Gas Refining & Marketing - 1.0%
Neste Oil Oyj	34,980	646,005
Nippon Mining Holdings, Inc.	95,000	467,725

		1,113,730

Packaged Foods & Meats - 6.6%
Marine Harvest *	3,426,641	2,487,346
Parmalat SpA	839,854	2,321,628
Toyo Suisan Kaisha, Ltd.	99,088	2,682,081

		7,491,055

Pharmaceuticals - 0.7%
Stada Arzneimittel AG	28,325	774,290

Property & Casualty Insurance - 1.6%
Lancashire Holdings, Ltd.	217,222	1,773,878

Regional Banks - 0.7%
Seven Bank, Ltd.[3]	307	759,165

Specialized Finance - 0.7%
Bolsas y Mercados Espanoles S.A.	9,751	379,709
Osaka Securities Exchange
Company, Ltd.	89	404,478

		784,187

Tobacco - 0.7%
Japan Tobacco, Inc.	224	768,499

TOTAL FOREIGN STOCKS (cost $50,088,765)		$55,930,876

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Series

	Principal Amount	Value
SHORT TERM INVESTMENTS - 2.5%
State Street General Account U.S. Government Fund[1]	$2,875,778	$2,875,778

TOTAL SHORT TERM INVESTMENTS (cost $2,875,778)		$2,875,778

Total Investments - 100.6% [2] (cost $99,661,414)		$113,884,536
Liabilities, Less Cash & Other Assets - (0.6%)		(686,537)

Total Net Assets - 100.0%		$113,197,999

INVESTMENT CONCENTRATION

At September 30, 2009, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
United States	41.0%	$46,434,755
Japan	9.7	11,024,878
United Kingdom	8.7	9,812,737
France	5.3	5,984,789
Switzerland	5.1	5,846,891
Norway	4.4	5,003,676
Cayman Islands	3.7	4,204,098
Papua New Guinea	2.7	3,038,440
Hong Kong	2.6	2,947,991
Italy	2.4	2,694,621
Singapore	2.0	2,309,647
Bermuda	2.0	2,252,985
Israel	1.9	2,199,818
Germany	1.9	2,151,779
Jersey	1.7	1,879,912
Spain	1.5	1,732,769
Republic of Korea	1.4	1,582,800
Canada	1.0	1,083,716
Finland	0.6	646,005
Australia	0.5	542,267
Netherlands	0.5	509,962

Total Investments	100.6	$113,884,536

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $99,994,266.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Value determined based on Level 2 inputs established by ASC 820.
[2]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.
[3]	Security is a PFIC (Passive Foreign Investment Company).

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Global Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$113,884,536
Cash denominated in a foreign currency, at value***	733,933
Receivables:
Fund shares sold	30,920
Securities sold	1,578,340
Dividends	250,672
Foreign taxes recoverable	34,932
Prepaid expenses	22,048

Total assets	116,535,381

Liabilities:
Cash overdraft	470,356
Payable for:
Securities purchased	2,482,172
Fund shares redeemed	180,980
Management fees	91,927
Custodian fees	12,008
Transfer agent/maintenance fees	12,853
Administration fees	15,621
Professional fees	28,050
12b-1 distribution plan fees	23,660
Directors’ fees	6,331
Other	13,424

Total liabilities	3,337,382

Net assets	$113,197,999

Net assets consist of:
Paid in capital	$154,951,293
Accumulated net investment loss	(308,767)
Accumulated net realized loss on sale of investments and foreign currency transactions	(55,676,572)
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	14,232,045

Net assets	$113,197,999

Class A:
Capital shares outstanding (unlimited number of shares authorized)	9,745,595
Net assets	$97,204,647
Net asset value and redemption price per share	$9.97

Maximum offering price per share (net asset value divided by 94.25%)	$10.58

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,283,860
Net assets	$11,155,113
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.69

Class C:
Capital shares outstanding (unlimited number of shares authorized)	558,950
Net assets	$4,838,239
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.66

* Investments, at cost	$99,661,414
*** Cash denominated in a foreign currency, at cost	727,525

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign withholding tax of $118,839)	$2,399,853
Interest	1,342

Total investment income	2,401,195

Expenses:
Management fees	950,941
Transfer agent/maintenance fees	279,019
Administration fees	146,768
Custodian fees	57,476
Directors’ fees	12,196
Professional fees	41,062
Reports to shareholders	24,896
Registration fees	38,408
Other expenses	14,333
12b-1 distribution fees - Class A	197,363
12b-1 distribution fees - Class C	50,450
Total expenses	1,812,912
Less:
Earnings credits applied	(443)

Net expenses	1,812,469

Net investment income	588,726

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(31,986,400)
Foreign currency transactions	(320,431)

Net realized loss	(32,306,831)

Net unrealized appreciation (depreciation) during the year on:
Investments	30,272,692
Translation of assets and liabilities in foreign currencies	(44,264)

Net unrealized appreciation	30,228,428

Net loss	(2,078,403)

Net decrease in net assets resulting from operations	$(1,489,677)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Global Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment income	$588,726	$520,278
Net realized loss during the year on investments and foreign currency transactions	(32,306,831)	(17,073,963)
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	30,228,428	(24,868,797)

Net decrease in net assets resulting from operations	(1,489,677)	(41,422,482)

Distributions to shareholders from:
Net investment income
Class A	(163,957)	(256,485)
Class B	(75,171)	(137,990)
Net realized gain
Class A	—	(47,919,890)
Class B	—	(10,546,794)
Class C	—	(4,424,426)
Return of capital
Class A	(535,384)	—
Class B	(101,453)	—
Class C	(46,236)	—

Total distributions to shareholders	(922,201)	(63,285,585)

Capital share transactions:
Proceeds from sale of shares
Class A	34,945,358	29,605,642
Class B	2,542,896	4,778,339
Class C	988,149	2,736,093
Distributions reinvested
Class A	692,086	47,766,576
Class B	175,483	10,521,908
Class C	45,624	4,347,344
Cost of shares redeemed
Class A	(26,643,873)	(52,959,002)
Class B	(5,753,043)	(13,096,148)
Class C	(3,334,066)	(4,307,780)

Net increase from capital share transactions	3,658,614	29,392,972

Net increase (decrease) in net assets	1,246,736	(75,315,095)

Net assets:
Beginning of year	111,951,263	187,266,358

End of year	$113,197,999	$111,951,263

Accumulated net investment loss at end of year	$(308,767)	$(337,933)

Capital share activity:
Shares sold
Class A	4,245,498	2,084,793
Class B	355,824	352,156
Class C	136,231	213,727
Shares reinvested
Class A	84,093	3,504,518
Class B	24,543	884,938
Class C	6,354	363,187
Shares redeemed
Class A	(3,160,197)	(4,030,409)
Class B	(787,666)	(1,109,871)
Class C	(453,603)	(362,050)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Series

Class A	2009	2008	2007 [a]	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$10.35	$20.69	$19.65	$17.47	$13.93

Income (loss) from investment operations:
Net investment income (loss)[b]	0.05	0.05	0.06	(0.03)	(0.02)
Net gain (loss) on securities (realized and unrealized)	(0.35)	(3.63)	3.60	2.21	3.56

Total from investment operations	(0.30)	(3.58)	3.66	2.18	3.54

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	—	—	—
Distributions from realized gains	—	(6.72)	(2.62)	—	—
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.08)	(6.76)	(2.62)	—	—

Net asset value, end of period	$9.97	$10.35	$20.69	$19.65	$17.47

Total Return [c]	(2.71%)	(25.16%)	20.07%	12.48%	25.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,205	$88,782	$145,158	$119,176	$127,970

Ratios to average net assets:
Net investment income (loss)	0.63%	0.33%	0.29%	(0.17%)	(0.14%)
Total expenses[d]	1.89%	1.73%	1.69%	1.75%	1.73%
Net expenses[e]	1.89%	1.72%	1.69%	1.75%	1.73%
Net expenses prior to custodian earning credits and net of expense waivers	1.89%	1.73%	1.69%	1.75%	1.73%

Portfolio turnover rate	368%	280%[f]	162%[f]	28%	31%

Class B	2009[g]	2008[g]	2007[a,g]	2006[g]	Year Ended September 30, 2005[g]
Per Share Data
Net asset value, beginning of period	$9.05	$18.96	$18.17	$16.12	$12.93

Income (loss) from investment operations:
Net investment income (loss) [b]	0.07	0.07	0.09	0.02	(0.12)
Net gain (loss) on securities (realized and unrealized)	(0.32)	(3.17)	3.32	2.03	3.31

Total from investment operations	(0.25)	(3.10)	3.41	2.05	3.19

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	—	—	—
Distributions from realized gains	—	(6.72)	(2.62)	—	—
Return of capital	(0.07)	—	—	—	—

Total distributions	(0.11)	(6.81)	(2.62)	—	—

Net asset value, end of period	$8.69	$9.05	$18.96	$18.17	$16.12

Total Return [c]	(2.45%)	(24.91%)	20.36%	12.72%	24.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,155	$15,303	$29,659	$27,494	$28,999

Ratios to average net assets:
Net investment income (loss)	0.90%	0.55%	0.50%	0.11%	(0.80%)
Total expenses [d]	1.65%	1.48%	1.44%	1.50%	2.38%
Net expenses [e]	1.65%	1.47%	1.44%	1.50%	2.38%
Net expenses prior to custodian earning credits and net of expense waivers	1.65%	1.48%	1.44%	1.50%	2.38%

Portfolio turnover rate	368%	280%[f]	162%[f]	28%	31%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Series

Class C	2009	2008	2007[a]	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$9.04	$19.00	$18.37	$16.46	$13.22

Income (loss) from investment operations:
Net investment loss [b]	(0.01)	(0.05)	(0.09)	(0.15)	(0.13)
Net gain (loss) on securities (realized and unrealized)	(0.31)	(3.18)	3.34	2.06	3.37

Total from investment operations	(0.32)	(3.23)	3.25	1.91	3.24

Less distributions:
Distributions from realized gains	—	(6.73)	(2.62)	—	—
Return of capital	(0.06)	—	—	—	—

Total distributions	(0.06)	(6.73)	(2.62)	—	—

Net asset value, end of period	$8.66	$9.04	$19.00	$18.37	$16.46

Total Return [c]	(3.39%)	(25.69%)	19.14%	11.60%	24.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,838	$7,866	$12,449	$10,361	$8,841

Ratios to average net assets:
Net investment loss	(0.11%)	(0.44%)	(0.48%)	(0.87%)	(0.90%)
Total expenses [d]	2.65%	2.49%	2.44%	2.51%	2.48%
Net expenses [e]	2.65%	2.47%	2.44%	2.50%	2.48%
Net expenses prior to custodian earning credits and net of expense waivers	2.65%	2.49%	2.44%	2.51%	2.48%

Portfolio turnover rate	368%	280%[f]	162%[f]	28%	31%

[a]

Security Global Investors, LLC (SGI) became the sub-advisor of the Global Series effective August 1, 2007. Prior to August 1, 2007, Security Investors (SI) paid Oppenheimer Funds for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]	Significant variation in the portfolio turnover rate is due to the re-alignment of the Series’ portfolio following the appointment of SGI as sub-advisor.
[g]

Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

The accompanying notes are an integral part of the financial statements

Managers’ Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Global Institutional Series outperformed its benchmark, the MSCI World Index, –0.90%1 to –2.29%.

At the core of the investment management team’s philosophy is the idea that excess return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers Scott Klimo and David Whittall lead the global equities team. In addition to the team’s extensive experience, competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk management module, and a well-defined and disciplined investment process.

Financials, Information Technology, and Materials Top Performers

The Series positioned the financials sector as an underweight to the Index, consisting of 11% of assets rather than 18%. Returns in the sector for the portfolio was 2%, compared to a 8% loss for the benchmark. Leading holdings included National City Corporation, AllianceBernstein Holding, L.P., Citigroup, Inc., and Standard Chartered PLC.

Superior stock selection in the information technology sector boosted Series performance. The sector was an even weight against the benchmark but outperformed with a 41% versus 9% gain. An investment in Apple, Inc. surged more than 120% during the period. Top holdings in the sector included Netease.com, Inc., Check Point Software Technologies, Ltd., and Google, Inc.

Holdings in the materials sector added to overall performance during the fiscal year even as it was approximately half the weight of the Index. Randgold Resources, Ltd. and Agnico-Eagle Mines, Ltd. were leading holdings for the period.

Industrials, Consumer Discretionary, and Energy Disappoint

Industrials holdings declined 15% against a 2% loss for the Index making it the worst performing sector for the Series on a relative basis. Both Aveng, Ltd. and Foster Wheeler AG were down more than 60% over the period. Also bringing down Series performance in the sector were Lockhead Martin Corporation and Joy Global, Inc.

The Series held an overweight position in consumer discretionary securities, totaling 12% of portfolio assets against 10% in the Index. Securities in the Series lost –3% while holdings in the Index gained 6%, a disparity of 9%. The sector was one of the better performing in the Index during the year. Jarden Corporation and RadioShack Corporation both lost more than 50%. Other detractors in the sector were Ubisoft Entertainment S.A. and Harley-Davidson, Inc.

Energy holdings dropped more than 30% for the Series against the 4% loss for the Index. Bumi Resources declined over 70% while Consol Energy, Inc. and Anadarko Petroleum Corporation also contributed to the negative performance.

Market Outlook

From a sector perspective, financials remains our largest exposure, although it is now slightly below market weight as various positions have achieved price targets. Among other major sectors, we have a slight overweight in consumer non-durables, software & services and global hardware. We are underweight health care, materials & processing, utilities and producer manufacturing.

Geographically, we have normalized our exposures in Europe. Japan remains an equal weight relative to the benchmark, while Asia Ex-Japan is slightly overweight. As a result, the increased exposure to Europe has come out of North America. Currently, we do not have any significant regional biases. Europe’s periphery—primarily Portugal, Ireland, Italy, Greece and Spain—remains weak. Japanese exporters will have to deal with the effects of the strengthening Yen as companies struggle with anemic demand. In the U.S., we have seen improvements in various economic indicators. Nonetheless, the employment situation remains precarious and may hit double-digit unemployment by the end of the year.

We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Series.

Sincerely,

Scott Klimo, David Whittall
Portfolio Managers

[1]

Performance figures are based on Class I shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced. Investments in international securities entail greater risks than investment in domestic securities.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Global Institutional Series
September 30, 2009	(unaudited)

PERFORMANCE

Global Institutional Series vs. Morgan Stanley Capital International World Index

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Global Institutional Series on July 11, 2008 (date of inception), and reflects the fees and expenses of the Series and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns

Periods Ended 9-30-09	1 Year	Since Inception (7-11-08)
Global Institutional Series	(0.90%)	(11.68%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	8.81%
Consumer Staples	14.45
Energy	10.97
Financials	19.29
Health Care	7.75
Industrials	6.81
Information Technology	18.94
Materials	2.68
Telecommunication Services	2.06
Utilities	3.03
Exchange Traded Funds	3.93
Cash & Other Assets, Less Liabilities	1.28

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Global Institutional Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009[1]	Expenses Paid During Period[2]
Global Institutional Series
Actual	$1,000.00	$1,331.26	$6.72
Hypothetical	1,000.00	1,019.30	5.82

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 33.13%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.15%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Institutional Series

	Shares	Value
COMMON STOCKS - 50.6%
Airlines - 1.9%
Allegiant Travel Company *	2,443	$93,054

Asset Management & Custody Banks - 0.5%
AllianceBernstein Holding, LP	900	24,552

Cable & Satellite - 3.3%
Comcast Corporation	4,500	76,005
Time Warner Cable, Inc.	2,053	88,463

		164,468

Communications Equipment - 1.4%
Cisco Systems, Inc. *	2,953	69,514

Computer Hardware - 2.6%
Apple, Inc. *	687	127,349

Construction & Farm Machinery & Heavy Trucks - 0.5%
Trinity Industries, Inc.	1,464	25,166

Drug Retail - 0.5%
CVS Caremark Corporation	736	26,305

Education Services - 2.8%
Apollo Group, Inc. *	433	31,899
ITT Educational Services, Inc. *	945	104,338

		136,237

Electric Utilities - 0.7%
Allegheny Energy, Inc.	1,223	32,434

Electrical Components & Equipment - 1.7%
Suntech Power Holdings Company, Ltd. ADR *	2,745	41,724
Thomas & Betts Corporation *	1,419	42,684

		84,408

Exchange Traded Funds - 4.0%
iShares Russell 2000 Index Fund	3,200	192,735

Food Retail - 0.4%
Kroger Company	857	17,688

Gold - 1.7%
Randgold Resources, Ltd. ADR	1,160	81,061

Health Care Services - 2.9%
Express Scripts, Inc. *	1,499	116,293
Medco Health Solutions, Inc. *	439	24,281

		140,574

Home Entertainment Software - 0.8%
Shanda Interactive Entertainment, Ltd. ADR *	798	40,858

Household Products - 1.4%
Kimberly-Clark Corporation	1,180	69,596

	Shares	Value
COMMON STOCKS - 50.6% (continued)
Independent Power Producers & Energy Traders - 0.4%
Mirant Corporation *	1,100	$18,073

Integrated Oil & Gas - 1.3%
Occidental Petroleum Corporation	839	65,778

Internet Software & Services - 2.1%
Netease.com ADR *	2,222	101,501

Investment Banking & Brokerage - 2.6%
Goldman Sachs Group, Inc.	689	127,017

Life Sciences Tools & Services - 2.2%
Life Technologies Corporation *	2,315	107,763

Multi-Line Insurance - 1.0%
Hartford Financial Services Group, Inc.	1,920	50,880

Oil & Gas Exploration & Production - 1.5%
Forest Oil Corporation *	3,809	74,542

Oil & Gas Refining & Marketing - 0.8%
World Fuel Services Corporation	805	38,696

Other Diversified Financial Services - 1.6%
JPMorgan Chase & Company	1,778	77,912

Packaged Foods & Meats - 0.3%
American Italian Pasta Company *	610	16,580

Personal Products - 0.6%
Bare Escentuals, Inc. *	2,627	31,235

Pharmaceuticals - 0.4%
Watson Pharmaceuticals, Inc. *	534	19,566

Property & Casualty Insurance - 3.1%
ACE, Ltd.	2,246	120,071
Aspen Insurance Holdings, Ltd.	731	19,350
Tower Group, Inc.	574	14,000

		153,421

Specialized Finance - 0.4%
PHH Corporation *	1,100	21,824

Systems Software - 2.0%
Check Point Software Technologies *	3,386	95,993

Tobacco - 3.2%
Altria Group, Inc.	3,776	67,251

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Institutional Series

	Shares	Value
COMMON STOCKS - 50.6% (continued)
Tobacco - 3.2% (continued)
Philip Morris International, Inc.	1,872	$91,240

		158,491

TOTAL COMMON STOCKS (cost $2,117,114)		$2,485,271

	Shares	Value
FOREIGN STOCKS - 48.1%
Aerospace & Defense - 2.2%
BAE Systems plc	16,989	$94,834
MTU Aero Engines Holding AG	338	16,006

		110,840

Automobile Manufacturers - 1.7%
Honda Motor Company, Ltd.	2,900	89,318

Casinos & Gaming - 0.9%
William Hill plc	15,214	42,864

Communications Equipment - 2.1%
Tandberg ASA	4,400	105,346

Construction & Engineering - 0.4%
Imtech N.V.	820	20,909

Diversified Banks - 4.6%
DBS Group Holdings, Ltd.	10,600	99,928
Standard Chartered plc	5,094	125,611

		225,539

Diversified Real Estate Activities - 0.7%
Tokyu Land Corporation	8,000	31,991

Electric Utilities - 1.3%
Endesa S.A.	819	27,062
Kyushu Electric Power Company, Inc.	1,491	33,798

		60,860

Electronic Components - 1.6%
Hosiden Corporation	1,000	13,556
LG Innotek Company, Ltd.	611	66,018

		79,574

Fertilizers & Agricultural Chemicals - 1.0%
Syngenta AG	221	50,777

Food Retail - 0.9%
Empire Company, Ltd.	520	21,228
Metro, Inc.	700	22,876

		44,104

Home Entertainment Software - 1.8%
UBISOFT Entertainment *	4,582	86,765

Integrated Oil & Gas - 2.8%
BG Group plc	5,422	94,100
ENI SpA	606	15,147
Repsol YPF S.A.	1,127	30,660

		139,907

Integrated Telecommunication Services - 2.0%
China Unicom Hong Kong, Ltd.	56,000	79,339
Telstra Corporation, Ltd.	7,642	22,047

		101,386

	Shares	Value
FOREIGN STOCKS - 48.1% (continued)
Internet Software & Services - 1.8%
Gree, Inc.	1,586	$86,389

IT Consulting & Other Services - 2.3%
Atos Origin S.A.	2,196	110,869

Life & Health Insurance - 0.6%
CNP Assurances	292	29,753

Life Sciences Tools & Services - 1.7%
Lonza Group AG	738	80,473

Multi-Line Insurance - 1.2%
Allianz AG	333	41,601
RSA Insurance Group plc	9,278	19,853

		61,454

Multi-Utilities - 0.8%
United Utilities Group plc	5,116	37,322

Office Electronics - 0.5%
Neopost S.A.	290	26,027

Oil & Gas Exploration & Production - 3.6%
CNOOC, Ltd.	33,000	44,369
Oil Search, Ltd.	23,259	132,357

		176,726

Oil & Gas Refining & Marketing - 0.9%
Neste Oil Oyj	1,394	25,744
Nippon Mining Holdings, Inc.	3,500	17,232

		42,976

Packaged Foods & Meats - 6.3%
Marine Harvest *	147,648	107,175
Parmalat SpA	35,519	98,186
Toyo Suisan Kaisha, Ltd.	3,911	105,861

		311,222

Pharmaceuticals - 0.7%
Stada Arzneimittel AG	1,170	31,983

Property & Casualty Insurance - 1.6%
Lancashire Holdings, Ltd.	9,342	76,289

Regional Banks - 0.7%
Seven Bank, Ltd.[2]	13	32,147

Specialized Finance - 0.7%
Bolsas y Mercados Espanoles S.A.	412	16,043
Osaka Securities Exchange Company, Ltd.	4	18,179

		34,222

Tobacco - 0.7%
Japan Tobacco, Inc.	10	34,308

TOTAL FOREIGN STOCKS (cost $2,127,660)		$2,362,340

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Global Institutional Series

Value
Total Investments - 98.7% [1] (cost $4,244,774)	$4,847,611
Cash & Other Assets, Less Liabilities - 1.3%	62,751

Total Net Assets - 100.0%	$4,910,362

INVESTMENT CONCENTRATION

At September 30, 2009, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
United States	40.4%	$1,984,713
Japan	9.5	462,779
United Kingdom	8.5	414,584
France	5.2	253,414
Switzerland	5.1	251,321
Norway	4.3	212,521
Cayman Islands	3.7	184,083
Papua New Guinea	2.7	132,357
Hong Kong	2.5	123,708
Italy	2.3	113,333
Singapore	2.0	99,928
Israel	2.0	95,993
Bermuda	2.0	95,639
Germany	1.8	89,590
Jersey	1.7	81,061
Spain	1.5	73,765
Republic of Korea	1.3	66,018
Canada	0.9	44,104
Finland	0.5	25,744
Australia	0.4	22,047
Netherlands	0.4	20,909

Total Investments	98.7	$4,847,611

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $4,273,322.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.
[2]	Security is a PFIC (Passive Foreign Investment Company).

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Global Institutional Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value *	$4,847,611
Cash denominated in a foreign currency, at value **	25,860
Receivables:
Fund shares sold	22,061
Securities sold	820,523
Dividends	12,440
Security Investors	5,715
Foreign taxes recoverable	1,252
Prepaid expenses	7,762

Total assets	5,743,224

Liabilities:
Cash overdraft	563,319
Payable for:
Fund shares redeemed	32,046
Securities purchased	211,026
Management fees	4,503
Administration fees	2,408
Custodian fees	9,008
Directors’ fees	365
Professional fees	7,400
Other fees	2,787

Total liabilities	832,862

Net assets	$4,910,362

Net assets consist of:
Paid in capital	$6,566,132
Undistributed net investment income	41,584
Accumulated net realized loss on sale of investments	(2,300,294)
Net unrealized appreciation in value of investments	602,940

Net assets	$4,910,362

Capital shares authorized	unlimited
Capital shares outstanding	573,905
Net asset value per share (net assets divided by shares outstanding)	$8.56

* Investments, at cost	$4,244,774
** Cash denominated in a foreign currency, at cost	25,838

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign withholding tax $6,566)	$140,212
Interest	205

Total investment income	140,417

Expenses:
Management fees	54,932
Administration fees	12,913
Transfer agent/maintenance fees	350
Custodian fees	40,626
Directors’ fees	717
Professional fees	13,462
Reports to shareholders	3,107
Registration fees	23,256
Other	2,530

Total expenses	151,893
Reimbursement of expenses	(88,806)

Net expenses	63,087

Net investment income	77,330

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,914,629)
Foreign currency transactions	(21,394)

Net realized loss	(1,936,023)

Net unrealized appreciation (depreciation) during the year on:
Investments	1,379,427
Translation of assets and liabilities in foreign currencies	(3,071)

Net unrealized appreciation	1,376,356

Net realized and unrealized loss	(559,667)

Net decrease in net assets resulting from operations	$(482,337)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Global Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008*
Increase (decrease) in net assets from operations:
Net investment income	$77,330	$14,698
Net realized loss during the year on investments and foreign currency transactions	(1,936,023)	(393,406)
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	1,376,356	(773,416)

Net decrease in net assets resulting from operations	(482,337)	(1,152,124)

Distributions to shareholders from:
Net investment income	(21,309)	—

Total distributions to shareholders	(21,309)	—

Capital share transactions:
Proceeds from sale of shares	1,489,252	8,934,232
Dividends reinvested	20,899	—
Cost of shares redeemed	(3,478,142)	(400,109)

Net increase (decrease) from capital share transactions	(1,967,991)	8,534,123

Net increase (decrease) in net assets	(2,471,637)	7,381,999

Net assets:
Beginning of year	7,381,999	—

End of year	$4,910,362	$7,381,999

Undistributed net investment income at end of year	$41,584	$6,957

Capital share activity:
Shares sold	214,539	893,198
Shares reinvested	2,998	—
Shares redeemed	(495,421)	(41,409)

Total capital share activity	(277,884)	851,789

*	For the period July 11, 2008 (commencement of operations) to September 30, 2008.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008 [a]
Per Share Data
Net asset value, beginning of period	$8.67	$10.00

Income (loss) from investment operations:
Net investment income [b]	0.17	0.02
Net loss on securities (realized and unrealized)	(0.25)	(1.35)

Total from investment operations	(0.08)	(1.33)

Less distributions:
Dividends from net investment income	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$8.56	$8.67

Total Return	(0.90%)	(13.30%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,910	$7,382

Ratios to average net assets:
Net investment income	2.34%	0.87%
Total expenses [c]	2.76%	1.97%
Net expenses [d]	1.15%	1.15%
Net expenses prior to custodian earnings credits and net of expense waivers	1.15%	1.15%

Portfolio turnover rate	379%	325%

[a]	The Global Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Mid Cap Value Series gained 6.90%1 exceeding the –8.33% return of the Series’ benchmark, the Russell 2500 Value Index, and the –4.21% median return of the peer group.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside / downside profile associated with each company.

Information Technology and Energy Top Performers

Superior stock selection in the information technology and energy sectors allowed the Mid Cap Value Series to outperform its benchmark during an annual period that witnessed extreme lows in mid-March followed by a strong rebound. In addition to solid stock-picking in the sectors, all were overweight positions in the portfolio.

Portfolio holdings in the information technology sector rose approximately 40% compared to a 7% gain for the Index while being a 4% overweight position. The leading securities in the sector, Satyam Computer Services, Ltd., Computer Sciences Corporation, and Maxwell Technologies, Inc., were all active bets that were not part of the Russell 2500 Value Index.

The portfolio had a double weight position in the energy sector while holdings outdistanced the benchmark with a 9% gain against a 22% loss, a spread of more than 30%. Global Industries, Ltd. led the portfolio with a gain of more than 30%. Petrohawk Energy Corporation and Southern Union Company were other energy holdings that benefited the Series.

Consumer Discretionary and Utilities Disappoint

The consumer discretionary sector was the biggest drag on Series performance during the period. The sector was a large underweight in the Series and its holdings could not keep pace with those in the Index. Brown Shoe Company, Inc. was down nearly 50% during the fiscal year while Talbots, Inc. and Oxford Industries, Inc. also pulled down performance.

The Series was slightly overweight the utilities sector but security selection detracted from overall returns. Series’ holdings that did not fair well in the sector include Great Plains Energy, Inc., Allete, Inc., and Pepco Holdings, Inc.

While the Series attempts to stay fully invested at all times, as it did during the year with less than 4% of total assets in cash, the almost non-existent returns on cash and cash equivalent assets hurt performance.

Market Outlook

The past fiscal year was one of the most difficult in more than a generation. In challenging times our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash. Our portfolio continues to emphasize companies that are financially resilient in a world where capital is available on a sporadic basis.

With many industries going through a process of business and capacity rationalization in a lower demand environment, financial flexibility provides an advantage to those companies that have opportunities to gain market share or acquire desirable assets from disadvantaged competitors.

On behalf of Security Global Investors, I would like to thank you for trusting your investments and goals with us. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Mid Cap Value Series
September 30, 2009	(unaudited)

PERFORMANCE

Mid Cap Value Series vs. Russell 2500 Value Index

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	6.90%	8.52%	12.48%
A Shares with sales charge	0.77%	7.24%	11.82%
B Shares	6.17%	7.72%	11.73%
B Shares with CDSC	1.59%	7.48%	11.73%
C Shares	6.13%	7.72%	11.55%
C Shares with CDSC	5.21%	7.72%	11.55%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	10.07%
Consumer Staples	4.86
Energy	9.17
Financials	12.94
Health Care	5.67
Industrials	17.53
Information Technology	13.05
Materials	8.81
Utilities	12.66
Exchange Traded Funds	1.88
Convertible Bonds	0.54
Commercial Paper	3.06
Liabilities, Less Cash & Other Assets	(0.24)

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Mid Cap Value Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Mid Cap Value
Series - Class A
Actual	$1,000.00	$1,459.64	$8.88
Hypothetical	1,000.00	1,017.85	7.28
Mid Cap Value
Series - Class B
Actual	1,000.00	1,454.66	13.48
Hypothetical	1,000.00	1,014.09	11.06
Mid Cap Value
Series - Class C
Actual	1,000.00	1,455.05	13.48
Hypothetical	1,000.00	1,014.09	11.06

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 45.96%, 45.47% and 45.51%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.44%, 2.19% and 2.19% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Series

	Shares	Value
COMMON STOCKS - 96.6%
Aerospace & Defense - 2.6%
GeoEye, Inc. *	587,647	$15,748,939
Orbital Sciences Corporation *	671,227	10,048,268

		25,797,207

Apparel Retail - 3.7%
Brown Shoe Company, Inc.	999,045	8,012,341
Chico’s FAS, Inc. 1,*	1,790,100	23,271,300
Talbots, Inc.	446,395	4,120,226

		35,403,867

Apparel, Accessories & Luxury Goods - 1.7%
Fossil, Inc. 1,*	236,700	6,734,115
Maidenform Brands, Inc. *	635,900	10,212,554

		16,946,669

Application Software - 0.4%
PLATO Learning, Inc. 2,*	845,700	3,653,424

Asset Management & Custody Banks - 0.4%
Fifth Street Finance Corporation	359,455	3,928,843

Auto Parts & Equipment - 0.0%
HydroGen Corporation 2,3,*	1,265,700	44,300

Biotechnology - 0.1%
Combinatorx, Inc. *	714,377	1,000,128

Building Products - 0.7%
Trex Company, Inc. *	359,900	6,550,180

Coal & Consumable Fuels - 0.9%
Evergreen Energy, Inc. *	4,775,700	2,960,934
USEC, Inc. 1,*	1,214,730	5,697,084

		8,658,018

Communications Equipment - 1.1%
EF Johnson Technologies, Inc. 2,*	870,000	1,165,800
Symmetricom, Inc. 2,*	1,910,270	9,895,199

		11,060,999

Construction & Engineering - 4.3%
Insituform Technologies, Inc. *	984,300	18,839,501
Quanta Services, Inc. *	437,100	9,673,023
URS Corporation *	338,300	14,766,795

		43,279,319

Construction & Farm Machinery & Heavy Trucks - 0.2%
Force Protection, Inc. *	436,000	2,380,560

Construction Materials - 1.1%
Eagle Materials, Inc. [1]	361,403	10,328,898

Consumer Finance - 0.2%
First Marblehead Corporation *	1,112,280	2,447,016

Data Processing & Outsourced Services - 5.3%
Affiliated Computer Services, Inc. *	315,200	17,074,384
Computer Sciences Corporation *	670,500	35,342,055

		52,416,439

	Shares	Value
COMMON STOCKS - 96.6% (continued)
Electric Utilities - 7.0%
Allete, Inc. [1]	424,757	$14,259,092
Empire District Electric Company	189,566	3,429,249
Great Plains Energy, Inc.	953,117	17,108,451
Northeast Utilities	542,060	12,868,504
Pepco Holdings, Inc.	408,400	6,076,992
Westar Energy, Inc.	739,800	14,433,498

		68,175,786

Electrical Components & Equipment - 1.4%
Power-One, Inc. 2,3,*	5,626,300	10,971,285
UQM Technologies, Inc. *	517,722	2,976,902

		13,948,187

Electronic Manufacturing Services - 2.7%
Maxwell Technologies, Inc. 3,*	1,446,000	26,649,780

Environmental & Facilities Services - 0.5%
Covanta Holding Corporation *	270,000	4,590,000

Exchange Traded Funds - 1.9%
iShares Russell 2000 Value Index Fund	97,600	5,517,328
iShares S&P MidCap 400	204,700	12,906,335

		18,423,663

Forest Products - 1.4%
Louisiana-Pacific Corporation 1,*	2,014,300	13,435,381

Gas Utilities - 1.4%
Atmos Energy Corporation	493,000	13,892,740

Health Care Equipment - 1.9%
Aspect Medical Systems, Inc. *	558,800	6,694,424
Hologic, Inc. *	715,801	11,696,188

		18,390,612

Health Care Facilities - 0.5%
Community Health Systems, Inc. 1,*	160,000	5,108,800

Health Care Services - 3.2%
Amedisys, Inc. *	138,400	6,038,392
Mednax, Inc. *	338,500	18,590,420
Providence Service Corporation *	48,701	567,854
RehabCare Group, Inc. *	268,530	5,824,416

		31,021,082

Highways & Railtracks - 0.1%
Quixote Corporation [2,3]	469,100	1,168,059

Home Furnishings - 1.3%
Leggett & Platt, Inc.	668,800	12,974,720

Human Resources & Employment Services - 0.6%
Administaff, Inc.	232,000	6,094,640

Industrial Conglomerates - 2.4%
McDermott International, Inc. *	921,300	23,281,251

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Series

	Shares	Value
COMMON STOCKS - 96.6% (continued)
Industrial Machinery - 1.0%
Harsco Corporation	230,800	$8,172,628
Thermoenergy Corporation 2,3,*	3,582,432	1,218,027

		9,390,655

Insurance Brokers - 0.5%
Arthur J Gallagher & Company	189,000	4,605,930

IT Consulting & Other Services - 1.0%
Satyam Computer Services, Ltd. ADR	1,482,112	9,752,297

Mortgage REIT’s - 0.5%
Bimini Capital Management, Inc. 2,3,*	1,474,400	412,832
Redwood Trust, Inc. [1]	285,027	4,417,919

		4,830,751

Multi-Line Insurance - 1.6%
American Financial Group, Inc. [1]	602,050	15,352,275

Multi-Utilities - 4.3%
Alliant Energy Corporation	547,300	15,242,305
Black Hills Corporation	199,138	5,012,303
NorthWestern Corporation	586,100	14,318,423
SCANA Corporation [1]	210,000	7,329,000

		41,902,031

Office Services & Supplies - 0.4%
United Stationers, Inc. *	77,729	3,700,678

Oil & Gas Drilling - 0.6%
Helmerich & Payne, Inc.	141,600	5,597,448

Oil & Gas Equipment & Services - 3.8%
Global Industries, Ltd. *	3,922,500	37,263,750

Oil & Gas Exploration & Production - 2.1%
Goodrich Petroleum Corporation *	159,569	4,118,476
Gulfport Energy Corporation *	664,000	5,803,360
PetroHawk Energy Corporation *	453,600	10,981,656

		20,903,492

Oil & Gas Storage & Transportation - 1.8%
Southern Union Company	833,660	17,331,791

Packaged Foods & Meats - 4.9%
Del Monte Foods Company	688,300	7,970,514
Hormel Foods Corporation [1]	360,700	12,812,064
JM Smucker Company	381,300	20,212,713
Ralcorp Holdings, Inc. *	113,200	6,618,804

		47,614,095

Paper Packaging - 3.5%
Bemis Company, Inc. [1]	802,800	20,800,548
Sonoco Products Company	503,200	13,858,128

		34,658,676

Paper Products - 1.8%
Schweitzer-Mauduit International, Inc.	329,000	17,884,440

	Shares	Value
COMMON STOCKS - 96.6% (continued)
Property & Casualty Insurance - 6.4%
Alleghany Corporation *	57,744	$14,958,583
Employers Holdings, Inc.	382,300	5,918,004
Hanover Insurance Group, Inc.	571,800	23,632,494
W.R. Berkley Corporation	759,800	19,207,744

		63,716,825

Regional Banks - 3.3%
Associated Banc-Corporation	638,810	7,295,210
Commerce Bancshares, Inc. [1]	311,745	11,609,384
First Horizon National Corporation *	137,205	1,815,226
Old National Bancorp	991,822	11,108,406

		31,828,226

Research & Consulting Services - 2.5%
ICF International, Inc. *	355,700	10,784,824
Navigant Consulting, Inc. *	1,031,500	13,925,250

		24,710,074

Restaurants - 1.5%
Burger King Holdings, Inc.	838,651	14,751,871

Semiconductor Equipment - 0.4%
Ultratech, Inc. *	316,200	4,183,326

Semiconductors - 2.1%
IXYS Corporation [2,3]	2,361,300	20,094,663

Specialty Chemicals - 1.0%
Landec Corporation *	741,716	4,746,982
Zoltek Companies, Inc. *	501,000	5,260,500

		10,007,482

Specialty Stores - 1.9%
Cabela’s, Inc. *	1,387,198	18,505,221

Trucking - 0.7%
Saia, Inc. *	417,270	6,709,702

TOTAL COMMON STOCKS (cost $916,959,116)		$946,346,267

	Shares	Value
WARRANTS - 0.0%
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011 [4]	677,450	6,861

TOTAL WARRANTS (cost $699,773)		$6,861

	Principal Amount	Value
CONVERTIBLE BONDS - 0.5%
Metals & Minerals - 0.5%
USEC, Inc.
3.00%, 2014[4]	$7,600,000	$5,263,000

TOTAL CONVERTIBLE BONDS (cost $7,600,000)		$5,263,000

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Series

	Principal Amount	Value
COMMERCIAL PAPER - 3.1%
Banking - 1.2%
JP Morgan Chase & Company
0.12%, 10/02/2009 [4]	$6,000,000	$5,999,980
0.15%, 10/05/2009 [4]	6,000,000	5,999,900

		11,999,880

Consumer Products - 0.6%
Procter & Gamble International Funding
0.10%, 10/07/2009 [4,5]	6,000,000	5,999,900

Food & Beverage - 1.3%
Nestle Capital Corporation
0.06%, 10/01/2009 [4,5]	6,000,000	6,000,000
0.06%, 10/06/2009 [4,5]	6,000,000	5,999,950

		11,999,950

TOTAL COMMERCIAL PAPER (cost $29,999,730)		$29,999,730

Total Investments - 100.2% [6] (cost $955,258,619)		$981,615,858
Liabilities, Less Cash & Other Assets - (0.2)%		(2,390,733)

Total Net Assets - 100.0%		$979,225,125

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $965,479,411.

ADR  American Depositary Receipt

*	Non-income producing security
[1]	Security is segregated as collateral for open written option contracts.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $48,623,589 (cost $99,945,666), or 5.0% of total net assets.
[3]	Investment in an affiliated issuer. See Note 8 in the Notes to Financial Statements.
[4]	Value determined based on Level 2 inputs established by ASC 820.
[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $17,999,850 (cost $17,999,850), or 1.8% of total net assets.
[6]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Mid Cap Value Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments in unaffiliated issues, at value*	$921,056,913
Investments in affiliated issues, at value**	60,558,945

Total investments	981,615,858
Receivables:
Fund shares sold	8,458,453
Securities sold	447,841
Interest	114,000
Dividends	858,467
Prepaid expenses	47,862

Total assets	991,542,481

Liabilities:
Cash overdraft	735,024
Payable for:
Securities purchased	6,292,099
Fund shares redeemed	1,059,432
Written options, at value (premiums received, $2,990,790)	2,423,825
Management fees	631,432
Custodian fees	8,090
Transfer agent/maintenance fees	153,238
Administration fees	75,229
Professional fees	80,000
12b-1 distribution plan fees	313,852
Directors’ fees	27,665
Other	517,470

Total liabilities	12,317,356

Net assets	$979,225,125

Net assets consist of:
Paid in capital	$1,036,616,163
Undistributed net investment income	1,105,623
Accumulated net realized loss on sale of investments	(85,420,865)
Net unrealized appreciation in value of investments	26,924,204

Net assets	$979,225,125

Class A:
Capital shares outstanding (unlimited number of shares authorized)	29,411,178
Net assets	$781,882,901
Net asset value and redemption price per share	$26.58

Maximum offering price per share (net asset value divided by 94.25%)	$28.20

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,556,002
Net assets	$58,221,298
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$22.78

Class C:
Capital shares outstanding (unlimited number of shares authorized)	5,927,892
Net assets	$139,120,926
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$23.47

* Investments in unaffiliated issues, at cost	$859,137,772
** Investments in affiliated issues, at cost	96,120,847

Total cost	$955,258,619

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends from securities of unaffiliated issuers	$13,101,243
Dividends from securities of affiliated issuers	242,704
Interest	625,466

Total investment income	13,969,413

Expenses:
Management fees	6,087,439
Transfer agent/maintenance fees	1,795,195
Administration fees	708,652
Custodian fees	29,595
Directors’ fees	67,390
Professional fees	165,152
Reports to shareholders	152,135
Registration fees	84,054
Other expenses	57,624
12b-1 distribution fees - Class A	1,506,971
12b-1 distribution fees - Class B	496,508
12b-1 distribution fees - Class C	925,985

Total expenses	12,076,700
Less:
Earnings credits applied	(7)

Net expenses	12,076,693

Net investment income	1,892,720

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(92,563,212)
Investment transactions of affiliated issuers	578,099
Options written	7,830,282

Net realized loss	(84,154,831)

Net unrealized appreciation (depreciation) during the year on:
Investments	154,686,736
Options written	1,257,425

Net unrealized appreciation	155,944,161

Net realized and unrealized gain	71,789,330

Net increase in net assets resulting from operations	73,682,050

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Mid Cap Value Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment income	$1,892,720	$4,667,997
Net realized gain (loss) during the year on investments	(84,154,831)	110,275,572
Net unrealized appreciation (depreciation) during the year on investments	155,944,161	(238,269,809)

Net increase (decrease) in net assets resulting from operations	73,682,050	(123,326,240)

Distributions to shareholders from:
Net investment income
Class A	(3,569,957)	(2,202,928)
Net realized gain
Class A	(68,549,175)	(121,470,120)
Class B	(6,651,443)	(20,681,946)
Class C	(11,126,589)	(34,476,081)

Total distributions to shareholders	(89,897,164)	(178,831,075)

Capital share transactions:
Proceeds from sale of shares
Class A	388,375,263	371,736,030
Class B	7,862,714	5,200,948
Class C	46,299,086	15,042,995
Distributions reinvested
Class A	67,810,290	112,053,902
Class B	6,316,674	19,668,106
Class C	10,539,574	32,802,694
Cost of shares redeemed
Class A	(325,079,843)	(301,963,588)
Class B	(16,824,893)	(31,210,126)
Class C	(25,735,329)	(55,705,793)

Net increase from capital share transactions	159,563,536	167,625,168

Net increase (decrease) in net assets	143,348,422	(134,532,147)

Net assets:
Beginning of year	835,876,703	970,408,850

End of year	$979,225,125	$835,876,703

Undistributed net investment income at end of year	$1,105,623	$2,696,501

Capital share activity:
Shares sold
Class A	18,036,421	12,267,686
Class B	420,635	184,126
Class C	2,271,053	518,567
Shares reinvested
Class A	3,546,564	3,657,110
Class B	383,293	730,073
Class C	620,705	1,185,925
Shares redeemed
Class A	(15,264,008)	(9,688,641)
Class B	(931,362)	(1,117,874)
Class C	(1,403,785)	(1,973,041)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Value Series

Class A	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$28.41	$40.79	$38.27	$36.34	$30.45

Income (loss) from investment operations:
Net investment income [a]	0.08	0.25	0.25	0.04	0.01
Net gain (loss) on securities (realized and unrealized)	0.82	(4.77)	4.59	3.96	8.16

Total from investment operations	0.90	(4.52)	4.84	4.00	8.17

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.23)	—	—
Distributions from realized gains	(2.59)	(7.72)	(2.09)	(2.07)	(2.28)

Total distributions	(2.73)	(7.86)	(2.32)	(2.07)	(2.28)

Net asset value, end of period	$26.58	$28.41	$40.79	$38.27	$36.34

Total Return [b]	6.90%	(12.48%)	12.96%	11.44%	27.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$781,883	$656,044	$687,484	$596,074	$373,031

Ratios to average net assets:
Net investment income	0.40%	0.79%	0.61%	0.10%	0.04%
Total expenses [c]	1.48%	1.37%	1.32%	1.36%	1.41%
Net expenses [d]	1.48%	1.37%	1.32%	1.36%	1.41%
Net expenses prior to custodian earning credits and net of expense waivers	1.48%	1.37%	1.32%	1.36%	1.41%

Portfolio turnover rate	31%	68%	44%	33%	19%

Class B	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$24.83	$36.78	$34.76	$33.43	$28.37

Income (loss) from investment operations:
Net investment loss [a]	(0.06)	—	(0.04)	(0.23)	(0.22)
Net gain (loss) on securities (realized and unrealized)	0.60	(4.23)	4.15	3.63	7.56

Total from investment operations	0.54	(4.23)	4.11	3.40	7.34

Less distributions:
Distributions from realized gains	(2.59)	(7.72)	(2.09)	(2.07)	(2.28)

Total distributions	(2.59)	(7.72)	(2.09)	(2.07)	(2.28)

Net asset value, end of period	$22.78	$24.83	$36.78	$34.76	$33.43

Total Return [b]	6.17%	(13.14%)	12.10%	10.60%	26.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,221	$66,641	$106,179	$108,784	$97,664

Ratios to average net assets:
Net investment loss	(0.34%)	(0.01%)	(0.10%)	(0.68%)	(0.72%)
Total expenses [c]	2.23%	2.12%	2.07%	2.11%	2.16%
Net expenses [d]	2.23%	2.12%	2.07%	2.11%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.23%	2.12%	2.07%	2.11%	2.16%

Portfolio turnover rate	31%	68%	44%	33%	19%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Value Series

Class C	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$25.49	$37.54	$35.43	$34.03	$28.85

Income (loss) from investment operations:
Net investment loss [a]	(0.07)	—	(0.05)	(0.22)	(0.21)
Net gain (loss) on securities (realized and unrealized)	0.64	(4.33)	4.25	3.69	7.67

Total from investment operations	0.57	(4.33)	4.20	3.47	7.46

Less distributions:
Distributions from realized gains	(2.59)	(7.72)	(2.09)	(2.07)	(2.28)

Total distributions	(2.59)	(7.72)	(2.09)	(2.07)	(2.28)

Net asset value, end of period	$23.47	$25.49	$37.54	$35.43	$34.03

Total Return [b]	6.13%	(13.15%)	12.13%	10.62%	26.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,121	$113,192	$176,746	$152,579	$93,887

Ratios to average net assets:
Net investment loss	(0.35%)	(0.01%)	(0.12%)	(0.65%)	(0.71%)
Total expenses [c]	2.22%	2.12%	2.07%	2.11%	2.16%
Net expenses [d]	2.22%	2.12%	2.07%	2.11%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.22%	2.12%	2.07%	2.11%	2.16%

Portfolio turnover rate	31%	68%	44%	33%	19%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Mid Cap Value Institutional Series gained 5.30%1 exceeding the -8.33% return of the Series’ benchmark, the Russell 2500 Value Index.

Our approach with the Mid Cap Value Institutional Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside / downside profile associated with each company.

Information Technology, Industrials, Energy, and Materials Top Performers

Outperforming the Index over the year by more than 13% was the result of consistent superior stock selection over all sectors with the exception of consumer discretionary. Leading sectors were information technology, industrials, energy, and materials.

The information technology sector led the Series’ returns with holdings in Maxwell Technologies, Inc., Computer Sciences Corporation, and EPIQ Systems, Inc. Satyam Computer Services, Ltd., which is not in the Russell 2500 Value Index, soared over 200% during the year. An overweight position, Series holdings in the sector returned approximately 50% against a 7% gain for the Index.

The industrials sector was overweight the Index 16% to 12% and outperformed with a gain of approximately 8% versus a loss of 9%. Holdings adding positive performance included Insituform Technologies, Inc., ICF International, Inc., and McDermott International, Inc.

Energy was a nearly double weight position for the portfolio and was able to gain about 5% against a 22% loss for the Index. Global Industries, Ltd. gained more than 30% during the year while Petrohawk Energy Corporation added to sector performance.

Stock selection in the materials sector boosted Series returns. While an even weight, the sector outperformed its benchmark, which was flat, by nearly 40%. With a 1.3% weighting, Schweitzer-Mauduit International, Inc. soared almost 200% while Louisiana-Pacific Corporation gained around 240%. Other leading holdings in the sector included Bemis Company, Inc. and Eagle Materials, Inc.

Consumer Discretionary Disappoints

Other than the cash position that was unable to generate any yield in a time of rising stock prices, the consumer discretionary sector was the only detractor for the portfolio during the fiscal year.

The Series had a position of nearly half that of the Index. Series holdings in the sector trailed those of the benchmark losing approximately 7% compared to 2%. Ironically, one of the Series’ best performing holdings, Florida based women’s apparel retailer Chico’s FAS, Inc. that gained close to 140%, was in the sector. However, it wasn’t enough to overcome the underperformance of Talbots, Inc., Brown Shoe Company, Inc., and Oxford Industries, Inc.

Market Outlook

The past fiscal year was one of the most difficult in more than a generation. In challenging times our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash. Our portfolio continues to emphasize companies that are financially resilient in a world where capital is available on a sporadic basis.

On behalf of Security Global Investors, I would like to thank you for trusting your investments and financial goals with us. We will continue to do our best to identify companies with the greatest potential for returns with a focus on risk management.

Sincerely,

James P. Schier
Portfolio Manager

[1]

Performance figures are based on Class I shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Mid Cap Value Institutional Series
September 30, 2009	(unaudited)

PERFORMANCE

Mid Cap Value Institutional Series vs. Russell 2500 Value Index

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Mid Cap Value Institutional Series on July 11, 2008 (date of Inception) and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 9-30-09	1 Year	Since Inception (7-11-08)
Mid Cap Value Institutional Series	5.30%	10.09%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	9.91%
Consumer Staples	5.18
Energy	8.94
Financials	13.34
Health Care	5.42
Industrials	17.70
Information Technology	11.85
Materials	8.98
Utilities	12.82
Exchange Traded Funds	4.80
Repurchase Agreement	1.83
Liabilities, Less Cash & Other Assets	(0.77)

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Mid Cap Value Institutional Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009[1]	Expenses Paid During Period[2]
Mid Cap Value Institutional Series
Actual	$1,000.00	$1,446.90	$5.52
Hypothetical	1,000.00	1,020.56	4.56

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 44.69%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.90%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 2.9%
GeoEye, Inc. *	206,951	$5,546,287
Orbital Sciences Corporation *	220,700	3,303,879

		8,850,166

Apparel Retail - 3.4%
Brown Shoe Company, Inc.	330,271	2,648,773
Chico’s FAS, Inc. 1,*	579,400	7,532,201
Talbots, Inc.	55,987	516,760

		10,697,734

Apparel, Accessories & Luxury Goods - 1.8%
Fossil, Inc. 1,*	77,500	2,204,875
Maidenform Brands, Inc. *	209,900	3,370,994

		5,575,869

Application Software - 0.2%
PLATO Learning, Inc. 2,*	179,700	776,304

Asset Management & Custody Banks - 0.4%
Fifth Street Finance Corporation	121,088	1,323,492

Biotechnology - 0.1%
Combinatorx, Inc. *	154,040	215,656

Building Products - 0.7%
Trex Company, Inc. *	129,200	2,351,440

Coal & Consumable Fuels - 1.0%
Evergreen Energy, Inc. *	1,712,200	1,061,564
USEC, Inc. 1,*	435,800	2,043,902

		3,105,466

Communications Equipment - 0.8%
EF Johnson Technologies, Inc. 2,*	120,000	160,800
Symmetricom, Inc. 2,*	467,900	2,423,722

		2,584,522

Construction & Engineering - 4.6%
Insituform Technologies, Inc. *	309,100	5,916,173
Quanta Services, Inc. *	159,900	3,538,587
URS Corporation *	113,600	4,958,640

		14,413,400

Construction & Farm Machinery & Heavy Trucks - 0.2%
Force Protection, Inc. *	145,000	791,700

Construction Materials - 1.1%
Eagle Materials, Inc. [1]	119,049	3,402,420

Consumer Finance - 0.0%
First Marblehead Corporation *	33,040	72,688

Data Processing & Outsourced Services - 5.7%
Affiliated Computer Services, Inc. *	103,600	5,612,012
Computer Sciences Corporation *	231,800	12,218,178

		17,830,190

Electric Utilities - 7.0%
Allete, Inc. [1]	147,854	4,963,459
Empire District Electric Company	6,600	119,394

	Shares	Value
COMMON STOCKS - 99.0% (continued)
Electric Utilities - 7.0% (continued)
Great Plains Energy, Inc.	326,735	$5,864,893
Northeast Utilities	179,100	4,251,834
Pepco Holdings, Inc.	135,500	2,016,240
Westar Energy, Inc.	246,100	4,801,411

		22,017,231

Electrical Components & Equipment - 0.8%
Power-One, Inc. 2,*	892,200	1,739,790
UQM Technologies, Inc. *	153,200	880,900

		2,620,690

Electronic Manufacturing Services - 1.8%
Maxwell Technologies, Inc. *	305,155	5,624,007

Environmental & Facilities Services - 0.7%
Covanta Holding Corporation *	124,000	2,108,000

Exchange Traded Funds - 4.8% iShares Russell Midcap Value
Index Fund	430,600	15,251,852

Forest Products - 1.5%
Louisiana-Pacific Corporation 1,*	694,200	4,630,314

Gas Utilities - 1.4%
Atmos Energy Corporation	161,800	4,559,524

Health Care Equipment - 1.7%
Aspect Medical Systems, Inc. *	118,900	1,424,422
Hologic, Inc. *	235,282	3,844,508

		5,268,930

Health Care Facilities - 0.3%
Community Health Systems, Inc. 1,*	33,800	1,079,234

Health Care Services - 3.3%
Amedisys, Inc. *	46,000	2,006,980
Mednax, Inc. *	110,500	6,068,660
Providence Service Corporation *	9,554	111,400
RehabCare Group, Inc. *	113,100	2,453,139

		10,640,179

Highways & Railtracks - 0.1%
Quixote Corporation [2]	96,100	239,289

Home Furnishings - 1.3%
Leggett & Platt, Inc.	216,200	4,194,280

Human Resources & Employment Services - 0.7%
Administaff, Inc.	90,100	2,366,927

Industrial Conglomerates - 2.3%
McDermott International, Inc. *	294,200	7,434,434

Industrial Machinery - 0.9%
Harsco Corporation	79,000	2,797,390

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 99.0% (continued)
Insurance Brokers - 0.5%
Arthur J Gallagher & Company	62,400	$1,520,688

IT Consulting & Other Services - 1.0%
Satyam Computer Services, Ltd. ADR	489,680	3,222,094

Mortgage REIT’s - 0.5%
Redwood Trust, Inc. [1]	93,900	1,455,450

Multi-Line Insurance - 1.6%
American Financial Group, Inc. [1]	200,700	5,117,850

Multi-Utilities - 4.4%
Alliant Energy Corporation	182,500	5,082,625
Black Hills Corporation	64,607	1,626,158
NorthWestern Corporation	203,200	4,964,176
SCANA Corporation [1]	69,700	2,432,530

		14,105,489

Office Services & Supplies - 0.5%
United Stationers, Inc. *	33,678	1,603,410

Oil & Gas Drilling - 0.3%
Helmerich & Payne, Inc.	27,500	1,087,075

Oil & Gas Equipment & Services - 3.7%
Global Industries, Ltd. *	1,238,359	11,764,411

Oil & Gas Exploration & Production - 2.1%
Goodrich Petroleum Corporation *	53,100	1,370,511
Gulfport Energy Corporation *	206,288	1,802,957
PetroHawk Energy Corporation *	144,900	3,508,029

		6,681,497

Oil & Gas Storage & Transportation - 1.8%
Southern Union Company	276,900	5,756,751

Packaged Foods & Meats - 5.2%
Del Monte Foods Company	226,100	2,618,238
Hormel Foods Corporation [1]	120,100	4,265,952
JM Smucker Company	134,500	7,129,845
Ralcorp Holdings, Inc. *	37,200	2,175,084
TreeHouse Foods, Inc. 1,*	7,500	267,525

		16,456,644

Paper Packaging - 3.8%
Bemis Company, Inc. [1]	286,000	7,410,260
Sonoco Products Company	174,100	4,794,714

		12,204,974

Paper Products - 1.4%
Schweitzer-Mauduit International, Inc.	84,400	4,587,984

Property & Casualty Insurance - 6.6%
Alleghany Corporation *	18,996	4,920,914
Employers Holdings, Inc.	125,700	1,945,836
Hanover Insurance Group, Inc.	185,200	7,654,316

	Shares	Value
COMMON STOCKS - 99.0% (continued)
Property & Casualty Insurance - 6.6% (continued)
W.R. Berkley Corporation	258,200	$6,527,296

		21,048,362

Regional Banks - 3.7%
Associated Banc-Corporation	210,230	2,400,827
Commerce Bancshares, Inc.	108,806	4,051,935
First Horizon National Corporation *	126,576	1,674,597
Old National Bancorp	328,645	3,680,824

		11,808,183

Research & Consulting Services - 2.7%
ICF International, Inc. *	123,494	3,744,338
Navigant Consulting, Inc. *	339,300	4,580,550

		8,324,888

Restaurants - 1.5%
Burger King Holdings, Inc.	276,900	4,870,671

Semiconductor Equipment - 0.4%
Ultratech, Inc. *	104,900	1,387,827

Semiconductors - 2.0%
IXYS Corporation [2]	728,800	6,202,088

Specialty Chemicals - 1.2%
Landec Corporation *	304,600	1,949,440
Zoltek Companies, Inc. *	164,200	1,724,100

		3,673,540

Specialty Stores - 1.9%
Cabela’s, Inc. *	458,157	6,111,814

Trucking - 0.7%
Saia, Inc. *	142,500	2,291,400

TOTAL COMMON STOCKS (cost $276,951,492)		$314,106,418

	Principal Amount	Value
REPURCHASE AGREEMENT - 1.8%
UMB Financial Corp, 0.05%, dated 9/30/09, matures 10/01/09; repurchase amount $5,791,008 (Collateralized by FFCB, 3.375%, 11/18/11 with a value of $5,791,327) [3]	$5,791,000	$5,791,000

TOTAL REPURCHASE AGREEMENT (cost $5,791,000)		$5,791,000

Total Investments - 100.8% [4] (cost $282,742,492)		$319,897,418
Liabilities, Less Cash & Other Assets - (0.8)%		(2,442,102)

Total Net Assets - 100.0%		$317,455,316

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $282,992,727.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Mid Cap Value Institutional Series

*	Non-income producing security
[1]	Security is segregated as collateral for open written option contracts.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $11,541,993 (cost $11,540,748), or 3.6% of total net assets.
[3]	Value determined based on Level 2 inputs established by ASC 820.
[4]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Mid Cap Value Institutional Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value *	$319,897,418
Cash	151
Receivables:
Fund shares sold	835,364
Securities sold	134,461
Dividends	283,356
Security Investors	18,742
Prepaid expenses	13,932

Total assets	321,183,424

Liabilities:
Payable for:
Fund shares redeemed	831,707
Securities purchased	2,048,799
Written options, at value (premiums received $600,562)	581,815
Management fees	194,548
Administration fees	24,930
Transfer agent/maintenance fees	3,494
Custodian fees	1,209
Directors’ fees	16,547
Professional fees	7,650
Other fees	17,409

Total liabilities	3,728,108

Net assets	$317,455,316

Net assets consist of:
Paid in capital	$271,991,433
Undistributed net investment income	675,406
Undistributed net realized gain on sale of investments	7,614,804
Net unrealized appreciation in value of investments	37,173,673

Net assets	$317,455,316

Capital shares authorized	unlimited
Capital shares outstanding	30,258,306
Net asset value per share (net assets divided by shares outstanding)	$10.49

* Investments, at cost	$282,742,492

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$1,521,200
Interest	4,753

Total investment income	1,525,953

Expenses:
Management fees	661,755
Administration fees	84,343
Transfer agent/maintenance fees	39,724
Custodian fees	4,311
Directors’ fees	19,009
Professional fees	16,820
Reports to shareholders	7,163
Registration fees	26,139
Other	2,007

Total expenses	861,271
Reimbursement of expenses	(56,387)

Net expenses	804,884

Net investment income	721,069

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	7,321,224
Options written	318,595

Net realized gain	7,639,819

Net unrealized appreciation (depreciation) during the year on:
Investments	37,005,631
Options written	35,623

Net unrealized appreciation	37,041,254

Net realized and unrealized gain	44,681,073

Net increase in net assets resulting from operations	$45,402,142

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Mid Cap Value Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008*
Increase (decrease) in net assets from operations:
Net investment income	$721,069	$70,820
Net realized gain during the year on investments	7,639,819	940,993
Net unrealized appreciation during the year on investments	37,041,254	132,419

Net increase in net assets resulting from operations	45,402,142	1,144,232

Distributions to shareholders from:
Net investment income	(116,483)	—
Net realized gain	(966,008)	—

Total distributions to shareholders	(1,082,491)	—

Capital share transactions:
Proceeds from sale of shares	285,643,830	17,301,324
Dividends reinvested	946,155	—
Cost of shares redeemed	(30,890,230)	(1,009,646)

Net increase from capital share transactions	255,699,755	16,291,678

Net increase in net assets	300,019,406	17,435,910

Net assets:
Beginning of year	17,435,910	—

End of year	$317,455,316	$17,435,910

Undistributed net investment income at end of year	$675,406	$70,820

Capital share activity:
Shares sold	31,844,224	1,725,544
Shares reinvested	126,492	—
Shares redeemed	(3,344,963)	(92,991)

Total capital share activity	28,625,753	1,632,553

*	For the period July 11, 2008 (commencement of operations) to September 30, 2008.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Value Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008 [a]
Per Share Data
Net asset value, beginning of period	$10.68	$10.00

Income (loss) from investment operations:
Net investment income [b]	0.08	0.04
Net gain on securities (realized and unrealized)	0.27	0.64

Total from investment operations	0.35	0.68

Less distributions:
Dividends from net investment income	(0.06)	—
Distributions from realized gains	(0.48)	—

Total distributions	(0.54)	—

Net asset value, end of period	$10.49	$10.68

Total Return	5.30%	6.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317,455	$17,436

Ratios to average net assets:
Net investment income	0.82%	1.81%
Total expenses [c]	0.98%	1.19%
Net expenses [d]	0.91%	1.10%
Net expenses prior to custodian earnings credits and net of expense waivers	0.91%	1.10%

Portfolio turnover rate	76%	63%

[a]	The Mid Cap Value Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

The Rydex|SGI Equity Fund Select 25 Series returned 0.58%1 during the fiscal year ended September 30, 2009, outperforming the benchmark Russell 1000 Growth Index’s return of –1.85% and the Series’ peer group median return of –2.89%.

The Series pursues its objective by focusing on core holdings of common stocks of growth companies that have exhibited consistent above average earnings and/or revenue growth. We select what we believe to be premier growth companies using a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads an interest rates, along with a quantitative fundamental bottom-up approach.

We structure the portfolio with 20–30 names. This philosophy is applied to a broad range of growth names. We will replace holdings in the portfolio when the fundamentals of a company or the original thesis for selecting the security changes.

Information Technology, Health Care, and Financials Top Performers

The Series’ information technology sector, at 23% of total assets, was still a material underweight to the Index’s nearly 30% allocation. Due to superior stock selection, it was the leading sector for the portfolio with a gain of approximately 20%. Apple, Inc. and Google, Inc. were significant holdings at 4% weights and contributed to overall returns. Apple, Inc. gained over 60% during the period while Cognizant Technology Solutions Corporation was up more than 70%.

The Series benefited from an underweight in health care combined with slight outperformance. Leading securities in the sector were Covidien PLC, Teva Pharmaceutical Industries, Ltd., and Pfizer, Inc.

The marketplace continued to punish the financials sector as a group, however, selectivity of holdings allowed the Series to gain relative to the Index. Goldman Sachs Group, Inc. was up approximately 50% for the fiscal year while JPMorgan Chase & Company increased around 20%. The positions allowed for a positive return in the sector for the Series even though the sector dropped by double-digits for the Index.

Energy Disappoints

The Series was consistent in its outperformance of the Index across sectors except for energy. While close to an even weight with the benchmark, poor security selection resulted in a decline of more than 30% for the Series, nearly twice the drop for the Index. The largest contributors to negative performance in the sector were Nabors Industries, Ltd., which was down about 50%, XTO Energy, Inc., and Transocean, Ltd.

Market Outlook

While markets historically rally in anticipation of a recovery, and experts consider unemployment a lagging indicator, these same factors give us pause. It is hard to imagine a stabilizing and growing economy as more people lose their jobs and consumers, which make up 70% of the economy, continue to pay down debt. The labor market remains very weak and unemployment continues to climb.

For the economy to have a sustained recovery, job creation will be the linchpin that will allow the consumer to increase spending. As the economy recovers, a central question is whether companies will be able to grow revenues rather than maintain profits with massive cost-cutting measures.

We continue to focus on identifying companies with the ability to be substantially better over the next three to five years. We are confident in our ability to identify these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for the confidence you place in us.

Sincerely,

Mark P. Bronzo Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deductions of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Select 25 Series
September 30, 2009	(unaudited)

PERFORMANCE

Select 25 Series vs. Russell 1000 Growth Index

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on September 30, 1999 reflects deduction of the 5.75% sales load and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged capitalization index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	0.58%	(0.47%)	(3.17%)
A Shares with sales charge	(5.18%)	(1.65%)	(3.74%)
B Shares	(0.16%)	(1.20%)	(3.76%)
B Shares with CDSC	(5.15%)	(1.56%)	(3.76%)
C Shares	(0.16%)	(1.20%)	(3.91%)
C Shares with CDSC	(1.15%)	(1.20%)	(3.91%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above do not reflect the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	19.30%
Consumer Staples	9.76
Energy	6.28
Financials	6.45
Health Care	8.85
Industrials	15.11
Information Technology	25.64
Materials	6.37
Cash & Other Assets, Less Liabilities	2.24

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Select 25 Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Select 25 Series - Class A
Actual	$1,000.00	$1,328.87	$7.88
Hypothetical	1,000.00	1,018.30	6.83
Select 25 Series - Class B
Actual	1,000.00	1,325.73	12.24
Hypothetical	1,000.00	1,014.54	10.61
Select 25 Series - Class C
Actual	1,000.00	1,324.38	12.24
Hypothetical	1,000.00	1,014.54	10.61

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 32.89%, 32.57% and 32.44%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.35%, 2.10% and 2.10% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Select 25 Series

	Shares	Value
COMMON STOCKS - 97.8%
Advertising - 2.9%
Omnicom Group, Inc.	25,310	$934,951

Aerospace & Defense - 9.2%
Goodrich Corporation	16,880	917,259
Honeywell International, Inc.	26,350	978,903
ITT Corporation	19,650	1,024,747

		2,920,909

Coal & Consumable Fuels - 2.5%
Peabody Energy Corporation	21,720	808,418

Communications Equipment - 4.0%
Qualcomm, Inc.	28,350	1,275,183

Computer Hardware - 4.3%
Apple, Inc. *	7,470	1,384,713

Department Stores - 3.2%
Kohl’s Corporation *	17,730	1,011,497

Diversified Metals & Mining - 3.1%
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	14,400	987,984

Drug Retail - 3.7%
CVS Caremark Corporation	32,640	1,166,554

Electronic Components - 2.8%
Corning, Inc.	58,405	894,181

Footwear - 3.4%
Nike, Inc. (Cl.B)	16,875	1,091,812

General Merchandise Stores - 3.0%
Target Corporation	20,270	946,204

Health Care Equipment - 3.2%
Covidien plc	23,550	1,018,773

Home Entertainment Software - 2.5%
Activision Blizzard, Inc. *	64,295	796,615

Household Products - 2.1%
Colgate-Palmolive Company	8,800	671,264

Industrial Conglomerates - 3.0%
3M Company	13,050	963,090

Industrial Gases - 3.3%
Air Products & Chemicals, Inc.	13,465	1,044,615

Internet Retail - 3.4%
Amazon.com, Inc. *	11,550	1,078,308

Internet Software & Services - 4.5%
Google, Inc. *	2,880	1,428,047

	Shares	Value
COMMON STOCKS - 97.8% (continued)
IT Consulting & Other Services - 3.6%
Cognizant Technology Solutions Corporation *	29,525	$1,141,437

Oil & Gas Drilling - 3.8%
Transocean, Ltd. *	13,970	1,194,855

Other Diversified Financial Services - 6.4%
Bank of America Corporation	56,620	958,010
JPMorgan Chase & Company	25,095	1,099,663

		2,057,673

Pharmaceuticals - 5.6%
Pfizer, Inc.	57,330	948,812
Teva Pharmaceutical Industries, Ltd. ADR	16,915	855,222

		1,804,034

Railroads - 2.9%
Burlington Northern Santa Fe Corporation	11,750	938,003

Restaurants - 3.4%
Darden Restaurants, Inc.	32,085	1,095,060

Semiconductors - 4.0%
Intel Corporation	64,450	1,261,287

Soft Drinks - 4.0%
PepsiCo, Inc.	21,750	1,275,855

TOTAL COMMON STOCKS (cost $27,194,359)		$31,191,322

Total Investments - 97.8% [1] (cost $27,194,359)		$31,191,322
Cash & Other Assets, Less Liabilities - 2.2%		716,107

Total Net Assets - 100.0%		$31,907,429

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $27,897,434.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Select 25 Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$31,191,322
Cash	1,106,898
Receivables:
Fund shares sold	4,690
Dividends	27,170
Security Investors	9,093
Prepaid expenses	10,564

Total assets	32,349,737

Liabilities:
Payable for:
Securities purchased	324,768
Fund shares redeemed	44,617
Management fees	19,539
Custodian fees	900
Transfer agent/maintenance fees	9,283
Administration fees	2,537
Professional fees	17,026
12b-1 distribution plan fees	12,303
Directors’ fees	1,619
Other	9,716

Total liabilities	442,308

Net assets	$31,907,429

Net assets consist of:
Paid in capital	$48,610,107
Accumulated net realized loss on sale of investments	(20,699,641)
Net unrealized appreciation in value of investments	3,996,963

Net assets	$31,907,429

Class A:
Capital shares outstanding (unlimited number of shares authorized)	3,227,896
Net assets	$22,425,108
Net asset value and redemption price per share	$6.95

Maximum offering price per share (net asset value divided by 94.25%)	$7.37

Class B:
Capital shares outstanding (unlimited number of shares authorized)	898,903
Net assets	$5,740,316
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.39

Class C:
Capital shares outstanding (unlimited number of shares authorized)	583,645
Net assets	$3,742,005
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.41

* Investments, at cost	$27,194,359

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$436,743
Interest	2,027

Total investment income	438,770

Expenses:
Management fees	227,777
Transfer agent/maintenance fees	210,211
Administration fees	29,040
Custodian fees	3,752
Directors’ fees	3,355
Professional fees	19,076
Reports to shareholders	13,797
Registration fees	31,090
Other expenses	4,865
12b-1 distribution fees - Class A	51,681
12b-1 distribution fees - Class B	58,779
12b-1 distribution fees - Class C	38,199

Total expenses	691,622
Less:
Reimbursement of expenses - Class A	(142,247)
Reimbursement of expenses - Class B	(40,316)
Reimbursement of expenses - Class C	(26,001)

Net expenses	483,058

Net investment loss	(44,288)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(9,322,393)

Net realized loss	(9,322,393)

Net unrealized appreciation (depreciation) during the year on:
Investments	9,260,235

Net unrealized appreciation	9,260,235

Net loss	(62,158)

Net decrease in net assets resulting from operations	$(106,446)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Select 25 Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(44,288)	$(231,859)
Net realized loss during the year on investments	(9,322,393)	(5,269,391)
Net unrealized appreciation (depreciation) during the year on investments	9,260,235	(10,067,708)

Net decrease in net assets resulting from operations	(106,446)	(15,568,958)

Distributions to shareholders from:
Net realized gain
Class A	—	(2,418,632)
Class B	—	(850,835)
Class C	—	(907,367)

Total distributions to shareholders	—	(4,176,834)

Capital share transactions:
Proceeds from sale of shares
Class A	8,421,946	14,423,069
Class B	2,137,575	4,664,269
Class C	463,278	1,014,911
Distributions reinvested
Class A	—	2,377,173
Class B	—	845,322
Class C	—	902,367
Cost of shares redeemed
Class A	(10,110,314)	(11,428,342)
Class B	(3,656,353)	(4,903,980)
Class C	(1,859,843)	(4,018,565)

Net increase (decrease) from capital share transactions	(4,603,711)	3,876,224

Net decrease in net assets	(4,710,157)	(15,869,568)

Net assets:
Beginning of year	36,617,586	52,487,154

End of year	$31,907,429	$36,617,586

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	1,538,705	1,645,603
Class B	427,040	569,560
Class C	88,295	122,944
Shares reinvested
Class A	—	269,520
Class B	—	102,963
Class C	—	109,511
Shares redeemed
Class A	(1,744,788)	(1,330,365)
Class B	(683,944)	(602,152)
Class C	(361,341)	(495,291)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class A	2009	2008	2007	2006[a]	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$6.91	$10.66	$9.86	$9.36	$7.81

Income (loss) from investment operations:
Net investment income (loss) [b]	0.01	(0.02)	(0.01)	(0.06)	(0.07)
Net gain (loss) on securities (realized and unrealized)	0.03	(2.87)	0.81	0.56	1.62

Total from investment operations	0.04	(2.89)	0.80	0.50	1.55

Less distributions:
Distributions from realized gains	—	(0.86)	—	—	—

Total distributions	—	(0.86)	—	—	—

Net asset value, end of period	$6.95	$6.91	$10.66	$9.86	$9.36

Total Return [c]	0.58%	(28.85%)	8.11%	5.34%	19.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,425	$23,723	$30,375	$30,078	$8,912

Ratios to average net assets:
Net investment income (loss)	0.09%	(0.20%)	(0.10%)	(0.68%)	(0.79%)
Total expenses [d]	2.04%	1.72%	1.57%	1.76%	1.67%
Net expenses [e]	1.35%	1.35%	1.40%	1.76%	1.67%
Net expenses prior to custodian earning credits and net of expense waivers	1.35%	1.35%	1.40%	1.76%	1.67%

Portfolio turnover rate	134%	198%[f]	21%	39%	13%

Class B	2009	2008	2007	2006[a]	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$6.40	$10.01	$9.33	$8.92	$7.50

Income (loss) from investment operations:
Net investment loss [b]	(0.03)	(0.08)	(0.09)	(0.13)	(0.13)
Net gain (loss) on securities (realized and unrealized)	0.02	(2.67)	0.77	0.54	1.55

Total from investment operations	(0.01)	(2.75)	0.68	0.41	1.42

Less distributions:
Distributions from realized gains	—	(0.86)	—	—	—

Total distributions	—	(0.86)	—	—	—

Net asset value, end of period	$6.39	$6.40	$10.01	$9.33	$8.92

Total Return [c]	(0.16%)	(29.36%)	7.29%	4.60%	18.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,740	$7,394	$10,868	$16,073	$7,000

Ratios to average net assets:
Net investment loss	(0.66%)	(0.95%)	(0.88%)	(1.46%)	(1.54%)
Total expenses [d]	2.79%	2.47%	2.32%	2.53%	2.42%
Net expenses [e]	2.10%	2.10%	2.15%	2.53%	2.42%
Net expenses prior to custodian earning credits and net of expense waivers	2.10%	2.10%	2.15%	2.53%	2.42%

Portfolio turnover rate	134%	198%[f]	21%	39%	13%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class C	2009	2008		2007	2006[a]	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$6.42	$10.04		$9.36	$8.94	$7.52

Income (loss) from investment operations:
Net investment loss [b]	(0.03)	(0.08)		(0.08)	(0.13)	(0.13)
Net gain (loss) on securities (realized and unrealized)	0.02	(2.68)		0.76	0.55	1.55

Total from investment operations	(0.01)	(2.76)		0.68	0.42	1.42

Less distributions:
Distributions from realized gains	—	(0.86)		—	—	—

Total distributions	—	(0.86)		—	—	—

Net asset value, end of period	$6.41	$6.42		$10.04	$9.36	$8.94

Total Return [c]	(0.16%)	(29.37%)		7.26%	4.70%	18.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,742	$5,501		$11,245	$12,777	$5,029

Ratios to average net assets:
Net investment loss	(0.66%)	(0.92%)		(0.86%)	(1.44%)	(1.54%)
Total expenses [d]	2.78%	2.46%		2.32%	2.52%	2.42%
Net expenses [e]	2.10%	2.10%		2.15%	2.52%	2.42%
Net expenses prior to custodian earning credits and net of expense waivers	2.10%	2.10%		2.15%	2.52%	2.42%

Portfolio turnover rate	134%	198	% [f]	21%	39%	13%

[a]

The financial highlights for the Select 25 Series exclude the historical financial highlights of the Enhanced Index Series, Class A, B and C shares, the Large Cap Growth Series, Class A, B and C shares and the Social Awareness Series, Class A, B and C shares. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 received as a result of the merger. The assets of the Enhanced Index, Large Cap Growth and Social Awareness Series’ were acquired by the Select 25 Series on June 16, 2006.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Small Cap Growth Series returned –6.89%1, slightly underperforming the benchmark Russell 2000 Growth Index’s return of –6.32% and its peer group median of –6.18%.

The Series uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The manager chooses securities that it believes are attractively valued with the greatest potential for long-term growth of capital.

The manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies, which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Consumer Discretionary, Materials, Industrials, and Information Technology Top Performers

While the Series had an even weight in the consumer discretionary sector, holdings gained approximately 28% compared to 6% for the Index. Life Time Fitness, Inc., Jarden Corporation, and WMS Industries, Inc. all gained more than 100% during the fiscal year.

In addition to being an overweight position, securities in the materials sector soared around 60% against a 6% loss for the Index. The top three performers, Terra Industries, Inc., Kaiser Aluminum Corporation, and Agrium, Inc., were active bets not part of the Series’ benchmark.

An underweight position in industrials helped boost overall performance for the Series while returns in the sector were slightly better than the Index. Portfolio holding BE Aerospace, Inc. gained over 100% during the period while Bucyrus International, Inc. was up more than 80%.

Superior stock selection in the information technology sector, which was 20% of total Series assets, contributed to portfolio returns. Skyworks Solutions, Inc. and Alliance Data Systems Corporation both gained more than 150% during the period. Other performing securities included Fairchild Semiconductor International, Inc. and QLogic Corporation.

Health Care and Consumer Staples Disappoint

Poor stock selection in the health care sector hurt the Series as holdings lost approximately 35% relative to a 6% loss in the Index. Both CardioNet, Inc. and RTI Biologics, Inc. dropped more than 70% during the period. Other securities detracting from performance were Psychiatric Solutions, Inc. and Wright Medical Group, Inc.

While not a large weight in the Series, holdings in the consumer staples sector lost around 30% as the sector for the Index gained 3%. The largest drags in the sector were Bare Escentuals, Inc. and Church & Dwight Company.

Market Outlook

While there are indications that the economy is stabilizing from a macroeconomic standpoint, the economy and markets remain uncertain with contradictory information. The statement released by the FOMC from their meeting on September 23, 2009 showed an economy that was slowly improving. A positive indicator for the equity markets is the direction of earnings revisions, which is higher. The cost of capital is cheap, as interest rates remain very low with no sign of inflation. Therefore, companies are able to expand but it is through merger and acquisition activity rather than organic growth.

We believe that it is more important that ever that we maintain discipline in our investment approach based on our core philosophy and rigorous fundamental process to identify the securities that can provide the best long-term performance for shareholders.

On behalf of Security Global Investors, I would like to thank you for trusting your funds with us.

Sincerely,

Joseph O’Connor
Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Small Cap Growth Series
September 30, 2009	(unaudited)

PERFORMANCE

Small Cap Growth Series vs. Russell 2000 Growth Index

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	(6.89%)	(2.56%)	(0.13%)
A Shares with sales charge	(12.26%)	(3.70%)	(0.72%)
B Shares	(7.47%)	(3.25%)	(0.78%)
B Shares with CDSC	(12.05%)	(3.60%)	(0.78%)
C Shares	(7.51%)	(3.28%)	(0.89%)
C Shares with CDSC	(8.43%)	(3.28%)	(0.89%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	14.73%
Consumer Staples	3.81
Energy	5.58
Financials	6.45
Health Care	11.75
Industrials	11.81
Information Technology	26.56
Materials	4.80
Utilities	1.97
Exchange Traded Funds	8.84
Cash & Other Assets, Less Liabilities	3.70

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Small Cap Growth Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Small Cap Growth Series - Class A
Actual	$1,000.00	$1,391.30	$16.07
Hypothetical	1,000.00	1,011.63	13.51
Small Cap Growth Series - Class B
Actual	1,000.00	1,388.81	20.42
Hypothetical	1,000.00	1,007.97	17.16
Small Cap Growth Series - Class C
Actual	1,000.00	1,386.72	20.28
Hypothetical	1,000.00	1,008.07	17.07

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 39.13%, 38.88% and 38.67%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (2.68%, 3.41% and 3.39% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Small Cap Growth Series

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 1.8%
BE Aerospace, Inc. *	8,490	$170,989
DigitalGlobe, Inc. *	3,120	69,794

		240,783

Aluminum - 0.5%
Kaiser Aluminum Corporation	1,650	59,994

Apparel Retail - 1.3%
Jos A. Bank Clothiers, Inc. *	3,710	166,097

Apparel, Accessories & Luxury Goods - 4.4%
Carter’s, Inc. *	4,700	125,490
FGX International Holdings, Ltd. *	15,100	210,645
Hanesbrands, Inc. *	7,700	164,780
Lululemon Athletica, Inc. *	4,200	95,550

		596,465

Application Software - 8.3%
Informatica Corporation *	8,200	185,156
JDA Software Group, Inc. *	3,824	83,899
Longtop Financial Technologies, Ltd. ADR *	2,100	59,766
Nuance Communications, Inc. *	11,265	168,524
Solera Holdings, Inc.	8,650	269,102
VanceInfo Technologies, Inc. ADR *	16,150	313,956

		1,080,403

Biotechnology - 1.1%
Halozyme Therapeutics, Inc. *	9,240	65,696
Martek Biosciences Corporation *	3,450	77,936

		143,632

Casinos & Gaming - 1.2%
WMS Industries, Inc. *	3,540	157,742

Coal & Consumable Fuels - 1.0%
Massey Energy Company	4,850	135,267

Communications Equipment - 1.4%
InterDigital, Inc. *	7,820	181,111

Computer Storage & Peripherals - 3.1%
Novatel Wireless, Inc. *	16,325	185,452
QLogic Corporation *	13,170	226,524

		411,976

Construction & Engineering - 0.3%
Aecom Technology Corporation *	1,500	40,710

Construction & Farm Machinery & Heavy Trucks - 2.3%
Bucyrus International, Inc.	3,000	106,860
Wabtec Corporation	5,300	198,909

		305,769

Data Processing & Outsourced Services - 2.0%
Alliance Data Systems Corporation *	4,425	270,279

	Shares	Value
COMMON STOCKS - 96.3% (continued)
Diversified Metals & Mining - 1.0%
Thompson Creek Metals Company, Inc. *	10,500	$126,735

Diversified Support Services - 0.9%
Ritchie Bros Auctioneers, Inc.	4,800	117,792

Education Services - 1.0%
DeVry, Inc.	2,400	132,768

Electric Utilities - 1.0%
ITC Holdings Corporation	2,870	130,441

Electrical Components & Equipment - 2.4%
Baldor Electric Company	9,180	250,980
Regal-Beloit Corporation	1,350	61,709

		312,689

Electronic Equipment & Instruments - 2.0%
Flir Systems, Inc. *	5,700	159,429
Rofin-Sinar Technologies, Inc. *	4,870	111,815

		271,244

Exchange Traded Funds - 8.8%
iShares Russell 2000 Growth Index Fund	17,880	1,171,319

Fertilizers & Agricultural Chemicals - 1.3%
Terra Industries, Inc.	4,825	167,283

Health Care Equipment - 2.0%
Integra LifeSciences Holdings Corporation *	3,670	125,331
Wright Medical Group, Inc. *	7,800	139,308

		264,639

Health Care Services - 2.8%
CardioNet, Inc. *	9,710	65,251
Clarient, Inc. *	8,000	33,680
LHC Group, Inc. *	4,390	131,393
Mednax, Inc. *	2,650	145,538

		375,862

Health Care Supplies - 1.5%
Haemonetics Corporation *	3,465	194,456

Household Products - 1.7%
Church & Dwight Company, Inc.	3,950	224,123

Housewares & Specialties - 2.4%
Jarden Corporation	11,375	319,296

Human Resources & Employment Services - 0.8%
Watson Wyatt Worldwide, Inc.	2,500	108,900

Hypermarkets & Super Centers - 0.7%
BJ’s Wholesale Club, Inc. *	2,630	95,259

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Small Cap Growth Series

	Shares	Value
COMMON STOCKS - 96.3% (continued)
Industrial Machinery - 1.4%
IDEX Corporation	6,820	$190,619

Internet Software & Services - 0.8%
Constant Contact, Inc. *	5,450	104,913

Investment Banking & Brokerage - 3.0%
Knight Capital Group, Inc. *	8,100	176,175
Stifel Financial Corporation *	3,500	192,150
TradeStation Group, Inc. *	5,625	45,844

		414,169

Leisure Facilities - 1.7%
Life Time Fitness, Inc. *	7,880	221,034

Life Sciences Tools & Services - 1.1%
Charles River Laboratories International, Inc. *	4,000	147,920

Metal & Glass Containers - 2.0%
Silgan Holdings, Inc.	5,350	282,105

Movies & Entertainment - 0.7%
Imax Corporation *	10,475	98,570

Multi-Line Insurance - 1.9%
HCC Insurance Holdings, Inc.	9,000	246,150

Multi-Utilities - 1.0%
NorthWestern Corporation	5,330	130,212

Oil & Gas Equipment & Services - 2.4%
Oil States International, Inc. *	4,700	165,110
Superior Energy Services, Inc. *	6,710	151,109

		316,219

Oil & Gas Exploration & Production - 2.2%
Bill Barrett Corporation *	4,300	140,997
Comstock Resources, Inc. *	3,670	147,094

		288,091

Packaged Foods & Meats - 1.4%
Flowers Foods, Inc.	7,070	185,870

Pharmaceuticals - 3.3%
Endo Pharmaceuticals Holdings, Inc. *	5,350	121,070
Perrigo Company	9,120	309,988

		431,058

Railroads - 1.5%
Kansas City Southern *	7,385	195,629

Regional Banks - 1.5%
TCF Financial Corporation	14,870	193,905

Research & Consulting Services - 0.4%
ICF International, Inc. *	1,700	51,544

	Shares	Value
COMMON STOCKS - 96.3% (continued)
Restaurants - 2.0%
Einstein Noah Restaurant Group, Inc. *	6,300	$75,852
McCormick & Schmick’s Seafood Restaurants, Inc. *	6,150	45,756
Panera Bread Company *	2,500	137,500

		259,108

Semiconductor Equipment - 1.8%
Formfactor, Inc. *	7,055	168,755
Tessera Technologies, Inc. *	2,520	70,283

		239,038

Semiconductors - 4.9%
ON Semiconductor Corporation *	35,265	290,936
Skyworks Solutions, Inc. *	27,190	359,997

		650,933

Systems Software - 2.3%
Rovi Corporation *	9,200	309,120

TOTAL COMMON STOCKS (cost $9,843,956)		$12,759,241

Total Investments - 96.3% [1] (cost $9,843,956)		$12,759,241
Cash & Other Assets, Less Liabilities - 3.7%		490,074

Total Net Assets - 100.0%		$13,249,315

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $10,122,490.

ADR	American Depositary Receipt

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Small Cap Growth Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value *	$12,759,241
Cash	414,646
Receivables:
Fund shares sold	11,060
Securities sold	163,090
Dividends	2,472
Prepaid expenses	17,009

Total assets	13,367,518

Liabilities:
Payable for:
Securities purchased	79,482
Fund shares redeemed	1,749
Management fees	9,167
Custodian fees	3,000
Transfer agent/maintenance fees	5,064
Administration fees	1,423
Professional fees	10,650
12b-1 distribution plan fees	4,696
Directors’ fees	775
Other	2,197

Total liabilities	118,203

Net assets	$13,249,315

Net assets consist of:
Paid in capital	$19,493,381
Accumulated net realized loss on sale of investments	(9,159,351)
Net unrealized appreciation in value of investments	2,915,285

Net assets	$13,249,315

Class A:
Capital shares outstanding (unlimited number of shares authorized)	943,385
Net assets	$9,965,517
Net asset value and redemption price per share	$10.56

Maximum offering price per share (net asset value divided by 94.25%)	$11.20

Class B:
Capital shares outstanding
(unlimited number of shares authorized)	187,350
Net assets	$1,766,270
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.43

Class C:
Capital shares outstanding (unlimited number of shares authorized)	157,902
Net assets	$1,517,528
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.61

* Investments, at cost	$9,843,956

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$64,464
Interest	2,217

Total investment income	66,681

Expenses:
Management fees	104,632
Transfer agent/maintenance fees	92,540
Administration fees	25,000
Custodian fees	7,435
Directors’ fees	1,446
Professional fees	18,028
Reports to shareholders	3,959
Registration fees	32,021
Other expenses	2,984
12b-1 distribution fees - Class A	21,577
12b-1 distribution fees - Class B	16,915
12b-1 distribution fees - Class C	16,010

Total expenses	342,547
Less:
Reimbursement of expenses - Class A	(6,028)
Reimbursement of expenses - Class B	(1,247)
Reimbursement of expenses - Class C	(1,148)
Earnings credits applied	(152)

Net expenses	333,972

Net investment loss	(267,291)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(5,298,229)

Net realized loss	(5,298,229)

Net unrealized appreciation (depreciation) during the year on:
Investments	3,555,194

Net unrealized appreciation	3,555,194

Net loss	(1,743,035)

Net decrease in net assets resulting from operations	$(2,010,326)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Small Cap Growth Series

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(267,291)	$(561,834)
Net realized loss during the year on investments	(5,298,229)	(3,033,923)
Net unrealized appreciation (depreciation) during the year on investments	3,555,194	(9,845,449)

Net decrease in net assets resulting from operations	(2,010,326)	(13,441,206)

Distributions to shareholders from:
Net realized gain
Class A	(68,412)	(3,191,745)
Class B	(15,241)	(420,821)
Class C	(14,153)	(306,607)

Total distributions to shareholders	(97,806)	(3,919,173)

Capital share transactions:
Proceeds from sale of shares
Class A	2,029,895	5,720,827
Class B	248,049	484,765
Class C	317,482	862,243
Distributions reinvested
Class A	67,918	3,177,232
Class B	15,032	416,649
Class C	14,129	305,485
Cost of shares redeemed
Class A	(3,116,009)	(28,269,263)
Class B	(805,709)	(1,955,259)
Class C	(820,807)	(1,160,706)

Net decrease from capital share transactions	(2,050,020)	(20,418,027)

Net decrease in net assets	(4,158,152)	(37,778,406)

Net assets:
Beginning of year	17,407,467	55,185,873

End of year	$13,249,315	$17,407,467

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	233,845	2,568,429
Class B	32,329	35,400
Class C	41,277	58,495
Shares reinvested
Class A	8,334	199,200
Class B	2,056	28,874
Class C	1,894	20,753
Shares redeemed
Class A	(384,736)	(4,133,463)
Class B	(107,295)	(146,349)
Class C	(106,372)	(88,178)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Growth Series

Class A	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$11.43	$18.53	$15.63	$15.76	$13.11
Income (loss) from investment operations:
Net investment loss [a]	(0.18)	(0.24)	(0.23)	(0.23)	(0.24)
Net gain (loss) on securities (realized and unrealized)	(0.63)	(5.55)	3.13	0.10	2.89

Total from investment operations	(0.81)	(5.79)	2.90	(0.13)	2.65

Less distributions:
Distributions from realized gains	(0.06)	(1.31)	—	—	—

Total distributions	(0.06)	(1.31)	—	—	—

Net asset value, end of period	$10.56	$11.43	$18.53	$15.63	$15.76

Total Return [b]	(6.89%)	(33.25%)	18.55%	(0.82%)	20.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,966	$12,414	$45,430	$45,451	$22,637
Ratios to average net assets:
Net investment loss	(2.04%)	(1.59%)	(1.32%)	(1.46%)	(1.67%)
Total expenses [c]	2.67%	1.98%	1.80%	2.01%	2.10%
Net expenses [d]	2.60%	1.98%	1.80%	2.01%	2.10%
Net expenses prior to custodian earning credits and net of expense waivers	2.60%	1.98%	1.80%	2.01%	2.10%

Portfolio turnover rate	200%	169%	145%	136%	134%

Class B	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$10.28	$16.92	$14.38	$14.60	$12.24

Income (loss) from investment operations:
Net investment loss [a]	(0.21)	(0.32)	(0.33)	(0.36)	(0.33)
Net gain (loss) on securities (realized and unrealized)	(0.58)	(5.01)	2.87	0.14	2.69

Total from investment operations	(0.79)	(5.33)	2.54	(0.22)	2.36

Less distributions:
Distributions from realized gains	(0.06)	(1.31)	—	—	—

Total distributions	(0.06)	(1.31)	—	—	—

Net asset value, end of period	$9.43	$10.28	$16.92	$14.38	$14.60

Total Return [b]	(7.47%)	(33.72%)	17.66%	(1.51%)	19.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,766	$2,675	$5,792	$5,919	$8,283

Ratios to average net assets:
Net investment loss	(2.77%)	(2.42%)	(2.07%)	(2.31%)	(2.41%)
Total expenses [c]	3.41%	2.82%	2.56%	2.79%	2.85%
Net expenses [d]	3.33%	2.82%	2.55%	2.79%	2.85%
Net expenses prior to custodian earning credits and net of expense waivers	3.33%	2.82%	2.56%	2.79%	2.85%

Portfolio turnover rate	200%	169%	145%	136%	134%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Growth Series

Class C	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$10.48	$17.23	$14.64	$14.88	$12.47

Income (loss) from investment operations:
Net investment loss [a]	(0.22)	(0.33)	(0.33)	(0.35)	(0.33)
Net gain (loss) on securities (realized and unrealized)	(0.59)	(5.11)	2.92	0.11	2.74

Total from investment operations	(0.81)	(5.44)	2.59	(0.24)	2.41

Less distributions:
Distributions from realized gains	(0.06)	(1.31)	–	–	–

Total distributions	(0.06)	(1.31)	–	–	–

Net asset value, end of period	$9.61	$10.48	$17.23	$14.64	$14.88

Total Return [b]	(7.51%)	(33.76%)	17.69%	(1.61%)	19.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,518	$2,318	$3,964	$4,304	$4,420

Ratios to average net assets:
Net investment loss	(2.77%)	(2.43%)	(2.07%)	(2.29%)	(2.42%)
Total expenses [c]	3.40%	2.83%	2.56%	2.79%	2.85%
Net expenses [d]	3.32%	2.83%	2.55%	2.79%	2.85%
Net expenses prior to custodian earning credits and net of expense waivers	3.33%	2.83%	2.56%	2.79%	2.85%

Portfolio turnover rate	200%	169%	145%	136%	134%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Equity Fund Small Cap Value Series gained 24.15%1. The Series’ benchmark, the Russell 2000 Value index, was down –12.61% during the same period, a difference of nearly 37%. Superior stock selection accounted for the difference in returns.

The development of the Small Cap Value Series was a natural extension of our long-term success with the Mid Cap Value Series. The same portfolio manager and research team manage the Series using the same approach but focusing on small capitalization companies. We seek companies that can increase shareholders’ return on capital and then hold companies over three to five years to capture long-term improvements in profitability. We focus on investing in companies rather than securities and the size of the holding is reflective of our confidence in the opportunity.

Industrials, Materials, Information Technology, and Financials Top Performers

The Series benefited from strong performance across sectors led by industrials, materials, information technology, and financials.

The industrials sector was a large overweight position relative to the benchmark. Additionally, portfolio holdings outperformed with a return of approximately 19% compared to a 14% loss in the Index. McDermott International, Inc., a holding not in the Index, increased around 180% over the period. Other industrials securities contributing to performance included ICF International Inc., Insituform Technologies, Inc., and GeoEye. Inc.

The Series’ best performing sector was materials, which gained approximately 100% over the fiscal year versus a 5% gain for the Index. Louisiana-Pacific Corporation was up more than 200%, as Schweitzer-Mauduit International, Inc. gained nearly 200%, and Clearwater Paper Corporation soared over 300% during the period.

Holdings in the information technology sector increased approximately 70%, well above the 7% gain for the benchmark. On a relative basis, top performers included IXYS Corporation, ANADIGICS, Inc., RF Micro Devices, Inc., and Maxwell Technologies, Inc.

Limiting exposure to certain sectors helped the Series. With a 36% weighting in financials for the Index, a weight of less than one-third of that helped to mitigate losses. In addition, Series holdings lost around 8% against the 24% drop in the benchmark. Pico Holdings, Inc., which was up over 60%, was the best performer in the Series.

Consumer Discretionary and Utilities Disappoint

With strong performance from nearly every sector in the portfolio, only the consumer discretionary and utilities holdings did not add to positive performance. While the Series had a strong showing from Chico’s FAS, Inc. and BJ’s Restaurants, Inc., it was not enough to overcome the losses generated from Talbots, Inc., Oxford Industries, Inc., and Brown Shoe Company, Inc.

The Series had an even weight in the utilities sector and, overall, was even with the Index. Detracting from performance were allocations to Allete, Inc., Westar Energy, Inc., and Empire District Electric Company.

Market Outlook

While there are indications that the economy may be stabilizing from a macroeconomic standpoint in the third quarter, the economy and markets remain uncertain with contradictory information. We recognize that these are unprecedented times and therefore will require the successful long-term investor to remain focused and disciplined. We intend to do just that.

As with our Large Cap Value and Mid Cap Value Series, the core investment approach and rigorous bottom-up analysis focusing on return on invested capital will continue to be our focus. We will continue to seek the best companies with solid financial statements that will be able to perform well over the next three to five year market cycle.

On behalf of Security Global Investors, I would like to thank you for trusting your funds with us. As always, we continue to do our best to seek the potential available in small capitalization companies.

Sincerely,

James P. Schier Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Equity Fund
Performance Summary	Small Cap Value Series
September 30, 2009	(unaudited)

PERFORMANCE

Small Cap Value Series vs. Russell 2000 Value Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Small Cap Value Series on July 11, 2008 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Value Index is an unmanaged index that measures the performance of securities of small to mid cap U.S. companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	Since Inception (7-11-08)
A Shares	24.15%	33.64%
A Shares with Sales Charge	17.01%	27.32%
C Shares	23.16%	32.58%
C Shares with CDSC	22.16%	32.58%
Institutional Class	24.40%	33.96%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	9.34%
Consumer Staples	8.18
Energy	12.05
Financials	11.79
Health Care	4.85
Industrials	19.76
Information Technology	10.49
Materials	9.97
Utilities	6.45
Exchange Traded Funds	4.81
Cash & Other Assets, Less Liabilities	2.31

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Performance Summary	Small Cap Value Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Small Cap Value Series - Class A
Actual	$1,000.00	$1,585.63	$10.05
Hypothetical	1,000.00	1,017.30	7.84
Small Cap Value Series - Class C
Actual	1,000.00	1,579.52	14.87
Hypothetical	1,000.00	1,013.54	11.61
Small Cap Value Series - Institutional Class
Actual	1,000.00	1,588.52	8.44
Hypothetical	1,000.00	1,018.55	6.58

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 58.56%, 57.95% and 58.85%, for Class A, C and Institutional Class shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.55%, 2.30% and 1.30% for Class A, C and Institutional Class shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Small Cap Value Series

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 4.0%
Ceradyne, Inc.*	1,000	$18,330
GeoEye, Inc.*	4,000	107,200
Orbital Sciences Corporation*	3,581	53,608

		179,138

Apparel Retail - 2.9%
Brown Shoe Company, Inc.	5,700	45,714
Chico’s FAS, Inc. 1,*	5,700	74,099
Talbots, Inc.	1,473	13,596

		133,409

Apparel, Accessories & Luxury Goods - 2.2%
Fossil, Inc. 1,*	800	22,760
Maidenform Brands, Inc.*	5,000	80,300

		103,060

Asset Management & Custody Banks - 1.5%
Fifth Street Finance Corporation	6,324	69,121

Biotechnology - 0.1%
Combinatorx, Inc.*	2,392	3,349

Building Products - 1.0%
Trex Company, Inc.*	2,500	45,500

Coal & Consumable Fuels - 1.1%
Evergreen Energy, Inc.*	40,900	25,358
USEC, Inc. 1,*	5,500	25,795

		51,153

Communications Equipment - 0.8%
Symmetricom, Inc. 2,*	7,500	38,850

Computer & Electronics Retail - 0.9%
Conn’s, Inc.*	3,800	42,902

Computer Hardware - 0.2%
Silicon Graphics International Corporation *	1,706	11,447

Computer Storage & Peripherals - 1.5%
Adaptec, Inc.*	19,900	66,466

Construction & Engineering - 2.3%
Insituform Technologies, Inc.*	5,500	105,270

Construction & Farm Machinery & Heavy Trucks - 1.4%
Force Protection, Inc.*	11,800	64,428

Construction Materials - 0.5%
Eagle Materials, Inc. [1]	822	23,493

Consumer Finance - 0.3%
First Marblehead Corporation *	5,520	12,144

Electric Utilities - 3.2%
Allete, Inc. [1]	1,904	63,917
Empire District Electric Company	2,400	43,416

	Shares	Value
COMMON STOCKS - 97.7% (continued)
Electric Utilities - 3.2% (continued)
Westar Energy, Inc.	2,300	$44,873

		152,206

Electrical Components & Equipment - 2.3%
LaBarge, Inc.*	4,200	47,250
Power-One, Inc. 2,*	12,700	24,765
UQM Technologies, Inc.*	5,500	31,625

		103,640

Electronic Manufacturing Services - 3.2%
Maxwell Technologies, Inc.*	5,700	105,051
Methode Electronics, Inc.	4,474	38,790

		143,841

Exchange Traded Funds - 4.8%
iShares Russell 2000 Value Index Fund	3,900	220,467

Food Retail - 1.7%
Winn-Dixie Stores, Inc.*	6,000	78,720

Forest Products - 2.8%
Louisiana-Pacific Corporation 1,*	19,300	128,731

Gas Utilities - 1.5%
Atmos Energy Corporation [1]	2,400	67,632

Health Care Equipment - 0.9%
Aspect Medical Systems, Inc.*	3,400	40,732

Health Care Services - 3.8%
Amedisys, Inc.*	550	23,997
Mednax, Inc.*	1,500	82,379
Providence Service Corporation *	2,435	28,392
RehabCare Group, Inc.*	2,000	43,380

		178,148

Highways & Railtracks - 0.2%
Quixote Corporation [2]	3,500	8,715

Human Resources & Employment Services - 0.7%
Administaff, Inc.	1,200	31,524

Industrial Conglomerates - 1.5%
McDermott International, Inc. 1,*	2,700	68,229

Industrial Machinery - 1.0%
Flow International Corporation*	17,822	46,159

Insurance Brokers - 0.2%
Arthur J Gallagher & Company	350	8,530

IT Consulting & Other Services - 2.7%
CACI International, Inc.*	1,700	80,359
Satyam Computer Services, Ltd. ADR	6,478	42,625

		122,984

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Equity Fund
September 30, 2009	Small Cap Value Series

	Shares	Value
COMMON STOCKS - 97.7% (continued)
Mortgage REIT’s - 0.4%
Redwood Trust, Inc.	1,300	$20,150

Multi-Line Insurance - 1.6%
Horace Mann Educators Corporation	5,100	71,247

Multi-Sector Holdings - 0.8%
Pico Holdings, Inc. 1,*	1,100	36,685

Multi-Utilities - 1.7%
NorthWestern Corporation	3,100	75,733

Office Services & Supplies - 0.2%
United Stationers, Inc.*	231	10,998

Oil & Gas Drilling - 0.7%
Vantage Drilling Company *	17,300	31,659

Oil & Gas Equipment & Services - 4.0%
Global Industries, Ltd.*	13,352	126,843
Tesco Corporation*	7,400	59,052

		185,895

Oil & Gas Exploration & Production - 3.7%
GMX Resources, Inc.*	3,300	51,843
Goodrich Petroleum Corporation*	2,554	65,919
Gulfport Energy Corporation*	2,700	23,598
PetroHawk Energy Corporation*	1,100	26,631

		167,991

Oil & Gas Storage & Transportation - 2.5%
Southern Union Company	5,550	115,385

Packaged Foods & Meats - 4.7%
Del Monte Foods Company	8,100	93,798
Smart Balance, Inc.*	6,600	40,524
TreeHouse Foods, Inc. 1,*	2,200	78,474

		212,796

Paper Packaging - 1.4%
Bemis Company, Inc. [1]	2,400	62,184

Paper Products - 2.3%
Clearwater Paper Corporation 1,*	800	33,064
Schweitzer-Mauduit International, Inc.	1,300	70,668

		103,732

Personal Products - 1.8%
Elizabeth Arden, Inc.*	7,100	83,567

Property & Casualty Insurance - 3.3%
Employers Holdings, Inc.	2,800	43,344
Hanover Insurance Group, Inc.	2,600	107,458

		150,802

Regional Banks - 3.7%
Associated Banc-Corporation	3,038	34,694
Bancfirst Corporation	600	22,158
Commerce Bancshares, Inc. [1]	1,220	45,433
Heritage Financial Corporation	1,213	15,951

	Shares	Value
COMMON STOCKS - 97.7% (continued)
Regional Banks - 3.7% (continued)
Old National Bancorp	4,789	$53,636

		171,872

Research & Consulting Services - 3.7%
ICF International, Inc.*	2,500	75,800
Navigant Consulting, Inc.*	5,000	67,500
School Specialty, Inc.*	1,000	23,720

		167,020

Restaurants - 1.4%
Burger King Holdings, Inc.	3,630	63,852

Semiconductors - 2.1%
IXYS Corporation [2]	9,300	79,143
Supertex, Inc.*	600	18,000

		97,143

Specialty Chemicals - 3.0%
Landec Corporation*	10,900	69,760
Zoltek Companies, Inc.*	6,600	69,300

		139,060

Specialty Stores - 1.9%
Cabela’s, Inc.*	6,378	85,083

Trucking - 1.6%
Saia, Inc.*	4,100	65,928
Universal Truckload Services, Inc.	550	9,081

		75,009

TOTAL COMMON STOCKS (cost $3,760,580)		$4,477,851
Total Investments - 97.7% [3] (cost $3,760,580)		$4,477,851

Cash & Other Assets, Less Liabilities - 2.3%		105,837

Total Net Assets - 100.0%		$4,583,688

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $3,763,318.

ADR	American Depositary Receipt

*	Non-income producing security
[1]	Security is segregated as collateral for open written option contracts.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $151,473 (cost $148,314), or 3.3% of total net assets.
[3]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund

Small Cap Value Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$4,477,851
Cash	103,179
Receivables:
Fund shares sold	65,117
Securities sold	50,849
Dividends	2,226
Security Investors	3,231
Prepaid expenses	15,910

Total assets	4,718,363

Liabilities:
Payable for:
Securities purchased	102,933
Fund shares redeemed	11
Written options, at value (premiums received, $20,226)	16,535
Management fees	3,393
Custodian fees	495
Transfer agent/maintenance fees	503
Administration fees	682
Professional fees	7,400
12b-1 distribution plan fees	1,126
Directors’ fees	197
Other	1,400

Total liabilities	134,675

Net assets	$4,583,688

Net assets consist of:
Paid in capital	$3,726,616
Undistributed net realized gain on sale of investments	136,110
Net unrealized appreciation in value of investments	720,962

Net assets	$4,583,688

Class A:
Capital shares outstanding (unlimited number of shares authorized)	245,181
Net assets	$3,244,986
Net asset value and redemption price per share	$13.24

Maximum offering price per share (net asset value divided by 94.25%)	$14.05

Class C:
Capital shares outstanding (unlimited number of shares authorized)	54,083
Net assets	$708,923
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.11

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	47,431
Net assets	$629,779
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.28

* Investments, at cost	$3,760,580

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$20,650
Interest	211

Total investment income	20,861

Expenses:
Management fees	18,673
Transfer agent/maintenance fees	2,723
Administration fees	2,573
Custodian fees	1,115
Directors’ fees	293
Professional fees	12,292
Reports to shareholders	1,341
Registration fees	51,305
Other expenses	2,840
12b-1 distribution fees - Class A	2,693
12b-1 distribution fees - Class C	4,272

Total expenses	100,120
Less:
Reimbursement of expenses - Class A	(36,326)
Reimbursement of expenses - Class C	(17,505)
Reimbursement of expenses - Institutional Class	(15,036)

Net expenses	31,253

Net investment loss	(10,392)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	146,791
Options written	4,332

Net realized gain	151,123

Net unrealized appreciation (depreciation) during the year on:
Investments	650,801
Options written	3,538

Net unrealized appreciation	654,339

Net realized and unrealized gain	805,462

Net increase in net assets resulting from operations	$795,070

The accompanying notes are an integral part of the financial statements

Rydex | SGI Equity Fund
Statement of Changes in Net Assets	Small Cap Value Series

	Year Ended September 30, 2009	Period Ended September 30, 2008*
Increase (decrease) in net assets from operations:
Net investment loss	$(10,392)	$(895)
Net realized gain during the year on investments	151,123	81,197
Net unrealized appreciation during the year on investments	654,339	66,623

Net increase in net assets resulting from operations	795,070	146,925

Distributions to shareholders from:
Net realized gain
Class A	(37,409)	—
Class C	(26,547)	—
Institutional Class	(20,967)	—

Total distributions to shareholders	(84,923)	—

Capital share transactions:
Proceeds from sale of shares
Class A	2,415,545	350,960
Class C	242,210	343,156
Institutional Class	144,125	333,333
Distributions reinvested
Class A	37,409	—
Class C	26,547	—
Institutional Class	20,967	—
Cost of shares redeemed
Class A	(126,867)	—
Class C	(59,944)	(485)
Institutional Class	(340)	—

Net increase from capital share transactions	2,699,652	1,026,964

Net increase in net assets	3,409,799	1,173,889

Net assets:
Beginning of year	1,173,889	—

End of year	$4,583,688	$1,173,889

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	216,245	34,804
Class C	23,833	34,174
Institutional Class	11,584	33,333
Shares reinvested
Class A	4,545	—
Class C	3,234	—
Institutional Class	2,545	—
Shares redeemed
Class A	(10,413)	—
Class C	(7,117)	(41)
Institutional Class	(31)	—

*	For the period July 11, 2008 (commencement of operations) to September 30, 2008.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Value Series

Class A	Year Ended September 30, 2009	Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$11.48	$10.00

Income (loss) from investment operations:
Net investment loss [b]	(0.05)	—
Net gain on securities (realized and unrealized)	2.44	1.48

Total from investment operations	2.39	1.48

Less distributions:
Distributions from realized gains	(0.63)	—

Total distributions	(0.63)	—

Net asset value, end of period	$13.24	$11.48

Total Return [c]	24.15%	14.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245	$400

Ratios to average net assets:
Net investment loss	(0.46%)	(0.19%)
Total expenses [d]	4.92%	6.10%
Net expenses [e]	1.55%	1.55%
Net expenses prior to custodian earning credits and net of expense waivers	1.55%	1.55%

Portfolio turnover rate	58%	86%

Class C	Year Ended September 30, 2009	Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$11.46	$10.00

Income (loss) from investment operations:
Net investment loss [b]	(0.11)	(0.02)
Net gain on securities (realized and unrealized)	2.39	1.48

Total from investment operations	2.28	1.46

Less distributions:
Distributions from realized gains	(0.63)	—

Total distributions	(0.63)	—

Net asset value, end of period	$13.11	$11.46

Total Return [c]	23.16%	14.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$709	$391

Ratios to average net assets:
Net investment loss	(1.15%)	(0.94%)
Total expenses [d]	6.40%	6.88%
Net expenses [e]	2.30%	2.30%
Net expenses prior to custodian earning credits and net of expense waivers	2.30%	2.30%

Portfolio turnover rate	58%	86%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Value Series

Institutional Class	Year Ended September 30, 2009	Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$11.49	$10.00

Income (loss) from investment operations:
Net investment loss [b]	(0.01)	—
Net gain on securities (realized and unrealized)	2.43	1.49

Total from investment operations	2.42	1.49

Less distributions:
Distributions from realized gains	(0.63)	—

Total distributions	(0.63)	—

Net asset value, end of period	$13.28	$11.49

Total Return [c]	24.40%	14.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$630	$383

Ratios to average net assets:
Net investment income (loss)	(0.14%)	0.06%
Total expenses [d]	5.44%	5.90%
Net expenses [e]	1.30%	1.30%
Net expenses prior to custodian earning credits and net of expense waivers	1.30%	1.30%

Portfolio turnover rate	58%	86%

[a]	Security Small Cap Value Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return have been annualized.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

The Rydex|SGI Large Cap Value Fund returned –5.59%1 in the period, outperforming the benchmark Russell 1000 Value Index’s return of –10.62% and the Fund’s peer group median return of –7.42%. Security selection was the determining factor in overall performance in fiscal year ending September 30, 2009.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Health Care, Industrials, and Consumer Discretionary Top Performers

In aggregate, the health care sector accounted for nearly all the Fund’s excess performance. While it was a slightly underweight position, holdings in the portfolio gained over 20% compared to a 2% loss for the Index. Leading the way were significant positions in Schering-Plough Corporation (up more than 50%), Medco Health Solutions, Inc., and Hospira, Inc.

The Fund had a large overweight position in industrials, 22% to 9%, and was able to hold losses to approximately 10% compared to a 20% decline for the Index. McDermott International, Inc. lost just 1% allowing it to add value on a relative basis. An underweight position in General Electric Company helped performance, as did a more than 20% return on holding Parker Hannifin Corporation.

The consumer discretionary sector was positioned as an even weight but produced a positive return of about 4% versus a 2% loss in the Index. Top contributors to the Fund were J.C. Penney Company, Inc. and Time Warner, Inc., both of which were substantial holdings during the period.

Financials, Energy, and Information Technology Disappoint

Even as an underweight position, the financials sector made up 18% of total assets. Fund holdings declined more than 20%, several percentage points more than the loss for the Index. The largest detractor was Capital One Financial Corporation, which declined over 80%. Berkshire Hathaway, Inc., (Cl A), with an average period weight of more than 5%, lost over 20%. JPMorgan Chase & Company and Wells Fargo & Company also dragged down portfolio performance in the sector.

The Fund had a 14% weight in energy, still an underweight position, but holdings dropped approximately 15% compared to an 11% loss for the Index. Exxon Mobil Corporation, Williams Companies, Inc. and Chevron Corporation negatively contributed to Fund performance.

The Fund was slightly overweight information technology but holdings declined about 4% against a rise of 9% for the benchmark. A retreat of more than 15% in Tyco Electronics, Ltd. pulled down performance in the sector.

Market Outlook

With many industries going through a process of business and capacity rationalization in a lower demand environment, financial flexibility provides an advantage to those companies that have opportunities to gain market share or acquire desirable assets from disadvantaged competitors.

Our bottom-up approach views opportunity in the context of the potential long-term impact on individual companies. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to uncover these companies.

Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI
Performance Summary	Large Cap Value Fund
September 30, 2009	(unaudited)

PERFORMANCE

Large Cap Value Fund vs. Russell 1000 Value Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	(5.59%)	3.17%	(0.22%)
A Shares with sales charge	(11.02%)	1.95%	(0.82%)
B Shares	(5.91%)	2.68%	(0.89%)
B Shares with CDSC	(10.50%)	2.31%	(0.89%)
C Shares	(6.80%)	2.25%	(1.08%)
C Shares with CDSC	(7.72%)	2.25%	(1.08%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	8.03%
Consumer Staples	9.71
Energy	14.20
Financials	15.40
Health Care	9.23
Industrials	22.87
Information Technology	10.13
Materials	1.38
Telecommunication Services	1.03
Utilities	5.20
Cash & Other Assets, Less Liabilities	2.82

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI
Performance Summary	Large Cap Value Fund
September 30, 2009	(unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Large Cap Value
Fund - Class A
Actual	$1,000.00	$1,406.32	$7.54
Hypothetical	1,000.00	1,018.80	6.33
Large Cap Value
Fund - Class B
Actual	1,000.00	1,406.33	6.03
Hypothetical	1,000.00	1,020.05	5.06
Large Cap Value
Fund - Class C
Actual	1,000.00	1,400.95	12.04
Hypothetical	1,000.00	1,015.04	10.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 40.63%, 40.63% and 40.10%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Fund annualized expense ratio (1.25%, 1.00% and 2.00% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI
September 30, 2009	Large Cap Value Fund

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 2.7%
Precision Castparts Corporation	692	$70,494
United Technologies Corporation	19,300	1,175,949

		1,246,443

Air Freight & Logistics - 3.6%
FedEx Corporation	22,200	1,669,884

Asset Management & Custody Banks - 0.2%
Bank of New York Mellon Corporation	2,800	81,172

Building Products - 3.0%
USG Corporation *	79,000	1,357,220

Computer Hardware - 2.3%
Hewlett-Packard Company	22,500	1,062,225

Consumer Finance - 0.5%
First Marblehead Corporation *	101,980	224,356

Data Processing & Outsourced Services - 5.5%
Western Union Company	134,600	2,546,632

Department Stores - 3.7%
JC Penney Company, Inc.	50,700	1,711,125

Diversified Banks - 4.3%
U.S. Bancorp	48,327	1,056,428
Wells Fargo & Company	32,116	905,029

		1,961,457

Diversified Chemicals - 1.4%
Dow Chemical Company	24,300	633,501

Drug Retail - 2.4%
CVS Caremark Corporation	30,800	1,100,792

Electric Utilities - 3.7%
American Electric Power Company, Inc.	365	11,311
Edison International	50,300	1,689,074

		1,700,385

Electronic Manufacturing Services -2.3%
Tyco Electronics, Ltd.	46,950	1,046,046

Health Care Equipment - 4.2%
Covidien plc	20,350	880,341
Hospira, Inc. *	24,400	1,088,240

		1,968,581

Health Care Services - 2.2%
Medco Health Solutions, Inc. *	18,100	1,001,111

Home Improvement Retail - 1.7%
Lowe’s Companies, Inc.	36,800	770,592

Hypermarkets & Super Centers -4.8%
Costco Wholesale Corporation	19,500	1,100,970
Wal-Mart Stores, Inc.	22,600	1,109,434

		2,210,404

	Shares	Value
COMMON STOCKS - 97.2% (continued)
Independent Power Producers & Energy Traders - 1.5%
NRG Energy, Inc. *	24,500	$690,655

Industrial Conglomerates - 5.5%
General Electric Company	55,100	904,742
McDermott International, Inc. *	62,600	1,581,903

		2,486,645

Industrial Machinery - 2.3%
Parker Hannifin Corporation	20,300	1,052,352

Insurance Brokers - 1.6%
AON Corporation	18,100	736,489

Integrated Oil & Gas - 7.7%
Chevron Corporation	18,600	1,309,998
ConocoPhillips	8,900	401,924
Exxon Mobil Corporation	26,800	1,838,748

		3,550,670

Integrated Telecommunication Services - 1.0%
Windstream Corporation	46,776	473,841

Managed Health Care - 1.8%
Aetna, Inc.	29,500	820,985

Movies & Entertainment - 2.6%
Time Warner, Inc.	41,866	1,204,903

Oil & Gas Equipment & Services -2.5%
Halliburton Company	42,000	1,139,040

Oil & Gas Exploration & Production -1.8%
Chesapeake Energy Corporation	29,600	840,640

Oil & Gas Storage & Transportation -2.2%
Williams Companies, Inc.	55,600	993,572

Other Diversified Financial Services -1.4%
JPMorgan Chase & Company	14,563	638,151

Pharmaceuticals - 1.0%
Schering-Plough Corporation	15,900	449,175

Property & Casualty Insurance -5.6%
Berkshire Hathaway, Inc. *	26	2,626,000

Railroads - 2.8%
Union Pacific Corporation	21,800	1,272,030

Regional Banks - 1.8%
Fifth Third Bancorp	22,000	222,860
Regions Financial Corporation	94,000	583,740

		806,600

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI
September 30, 2009	Large Cap Value Fund

	Shares	Value
COMMON STOCKS - 97.2% (continued)
Research & Consulting Services -3.1%
Equifax, Inc.	48,700	$1,419,118

Tobacco - 2.5%
Altria Group, Inc.	18,600	331,266
Philip Morris International, Inc.	16,800	818,832

		1,150,098

TOTAL COMMON STOCKS (cost $47,032,848)		$44,642,890

Total Investments - 97.2% [1] (cost $47,032,848)		$44,642,890
Cash & Other Assets, Less Liabilities - 2.8%		1,295,495

Total Net Assets - 100.0%		$45,938,385

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $47,043,215.

plc	Public Limited Company

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI

Large Cap Value Fund

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value *	$44,642,890
Cash	1,312,665
Receivables:
Fund shares sold	45,877
Dividends	68,434
Security Investors	8,629
Prepaid expenses	23,432

Total assets	46,101,927

Liabilities:
Payable for:
Fund shares redeemed	95,210
Management fees	24,347
Custodian fees	1,027
Transfer agent/maintenance fees	8,421
Administration fees	3,635
Professional fees	10,600
12b-1 distribution plan fees	10,327
Directors’ fees	3,939
Other	6,036

Total liabilities	163,542

Net assets	$45,938,385

Net assets consist of:
Paid in capital	$64,679,559
Undistributed net investment income	396,085
Accumulated net realized loss on sale of investments	(16,747,301)
Net unrealized depreciation in value of investments	(2,389,958)

Net assets	$45,938,385

Class A:
Capital shares outstanding (unlimited number of shares authorized)	6,104,397
Net assets	$38,008,016
Net asset value and redemption price per share	$6.23

Maximum offering price per share (net asset value divided by 94.25%)	$6.61

Class B:
Capital shares outstanding (unlimited number of shares authorized)	831,059
Net assets	$4,802,127
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.78

Class C:
Capital shares outstanding (unlimited number of shares authorized)	533,135
Net assets	$3,128,242
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.87

* Investments, at cost	$47,032,848

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$1,021,735
Interest	4,701

Total investment income	1,026,436

Expenses:
Management fees	312,763
Transfer agent/maintenance fees	221,025
Administration fees	45,884
Custodian fees	4,205
Directors’ fees	6,356
Professional fees	18,092
Reports to shareholders	18,669
Registration fees	44,840
Other expenses	26,005
12b-1 distribution fees - Class A	99,135
12b-1 distribution fees - Class C	31,864

Total expenses	828,838
Less:
Reimbursement of expenses - Class A	(176,684)
Reimbursement of expenses - Class B	(24,652)
Reimbursement of expenses - Class C	(15,127)

Net expenses	612,375

Net investment income	414,061

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(9,241,804)
Options written	94,634

Net realized loss	(9,147,170)

Net unrealized appreciation (depreciation) during the year on:
Investments	(2,052,233)

Net unrealized depreciation	(2,052,233)

Net loss	(11,199,403)

Net decrease in net assets resulting from operations	$(10,785,342)

The accompanying notes are an integral part of the financial statements

Rydex | SGI
Statement of Changes in Net Assets	Large Cap Value Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment income	$414,061	$639,605
Net realized loss during the year on investments	(9,147,170)	(4,539,850)
Net unrealized depreciation during the year on investments	(2,052,233)	(19,633,290)

Net decrease in net assets resulting from operations	(10,785,342)	(23,533,535)

Distributions to shareholders from:
Net investment income
Class A	(503,278)	(378,053)
Class B	(90,508)	(22,222)
Net realized gain
Class A	(377,459)	(2,835,403)
Class B	(49,025)	(523,802)
Class C	(28,173)	(232,292)

Total distributions to shareholders	(1,048,443)	(3,991,772)

Capital share transactions:
Proceeds from sale of shares
Class A	9,579,824	42,964,106
Class B	2,086,370	3,386,023
Class C	1,077,179	2,180,812
Distributions reinvested
Class A	846,030	3,086,622
Class B	138,477	540,480
Class C	28,048	228,558
Cost of shares redeemed
Class A	(29,267,639)	(36,583,296)
Class B	(4,280,914)	(6,331,496)
Class C	(1,844,593)	(2,035,897)

Net increase (decrease) from capital share transactions	(21,637,218)	7,435,912

Net decrease in net assets	(33,471,003)	(20,089,395)

Net assets:
Beginning of year	79,409,388	99,498,783

End of year	$45,938,385	$79,409,388

Undistributed net investment income at end of year	$396,085	$583,228

Capital share activity:
Shares sold
Class A	1,952,259	5,509,142
Class B	449,727	457,814
Class C	222,048	284,364
Shares reinvested
Class A	170,227	377,800
Class B	29,908	70,743
Class C	5,930	29,416
Shares redeemed
Class A	(5,975,380)	(4,639,628)
Class B	(934,814)	(849,539)
Class C	(389,302)	(274,934)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

Class A	2009	2008	2007	2006	Year Ended September 30, 2005 [a]
Per Share Data
Net asset value, beginning of period	$6.72	$9.18	$7.65	$6.78	$5.71
Income (loss) from investment operations:
Net investment income [b]	0.05	0.05	0.04	0.01	0.03
Net gain (loss) on securities (realized and unrealized)	(0.45)	(2.14)	1.49	0.90	1.04

Total from investment operations	(0.40)	(2.09)	1.53	0.91	1.07

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	—	(0.04)	—
Distributions from realized gains	(0.04)	(0.33)	—	—	—

Total distributions	(0.09)	(0.37)	—	(0.04)	—

Net asset value, end of period	$6.23	$6.72	$9.18	$7.65	$6.78

Total Return [c]	(5.59%)	(23.45%)	20.04%	13.45%	18.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,008	$66,902	$79,998	$64,786	$45,295

Ratios to average net assets:
Net investment income	0.88%	0.68%	0.51%	0.17%	0.56%
Total expenses [d]	1.70%	1.36%	1.35%	1.49%	1.61%
Net expenses [e]	1.25%	1.25%	1.27%	1.49%	1.61%
Net expenses prior to custodian earning credits and net of expense waivers	1.25%	1.25%	1.27%	1.49%	1.61%

Portfolio turnover rate	25%	48%	25%	54%	110%

Class B	2009[f]	2008[f]	2007[f]	2006	Year Ended September 30, 2005[a]
Per Share Data
Net asset value, beginning of period	$6.29	$8.58	$7.18	$6.38	$5.42

Income (loss) from investment operations:
Net investment income (loss) [b]	0.06	0.07	(0.01)	(0.04)	(0.01)
Net gain (loss) on securities (realized and unrealized)	(0.46)	(2.02)	1.41	0.84	0.97

Total from investment operations	(0.40)	(1.95)	1.40	0.80	0.96

Less distributions:
Dividends from net investment income	(0.07)	(0.01)	—	—	—
Distributions from realized gains	(0.04)	(0.33)	—	—	—

Total distributions	(0.11)	(0.34)	—	—	—

Net asset value, end of period	$5.78	$6.29	$8.58	$7.18	$6.38

Total Return [c]	(5.91%)	(23.39%)	19.50%	12.54%	17.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,802	$8,097	$13,784	$12,761	$8,500

Ratios to average net assets:
Net investment income (loss)	1.16%	0.93%	(0.08%)	(0.58%)	(0.16%)
Total expenses [d]	1.47%	1.11%	1.92%	2.26%	2.36%
Net expenses [e]	1.00%	1.00%	1.85%	2.26%	2.36%
Net expenses prior to custodian earning credits and net of expense waivers	1.00%	1.00%	1.85%	2.26%	2.36%

Portfolio turnover rate	25%	48%	25%	54%	110%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

Class C	2009	2008	2007	2006	Year Ended September 30, 2005[a]
Per Share Data
Net asset value, beginning of period	$6.35	$8.72	$7.31	$6.49	$5.52

Income (loss) from investment operations:
Net investment income (loss) [b]	0.01	—	(0.02)	(0.04)	(0.01)
Net gain (loss) on securities (realized and unrealized)	(0.45)	(2.04)	1.43	0.86	0.98

Total from investment operations	(0.44)	(2.04)	1.41	0.82	0.97

Less distributions:
Distributions from realized gains	(0.04)	(0.33)	—	—	—

Total distributions	(0.04)	(0.33)	—	—	—

Net asset value, end of period	$5.87	$6.35	$8.72	$7.31	$6.49

Total Return [c]	(6.80%)	(24.09%)	19.29%	12.63%	17.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,128	$4,410	$5,717	$3,536	$2,899

Ratios to average net assets:
Net investment income (loss)	0.14%	(0.07%)	(0.23%)	(0.60%)	(0.18%)
Total expenses [d]	2.46%	2.11%	2.10%	2.25%	2.36%
Net expenses [e]	2.00%	2.00%	2.02%	2.25%	2.36%
Net expenses prior to custodian earning credits and net of expense waivers	2.00%	2.00%	2.02%	2.25%	2.36%

Portfolio turnover rate	25%	48%	25%	54%	110%

[a]	Security Investors (SI) became the advisor of the Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SI paid Dreyfus Corporation for sub-advisory services.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]

Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Series declined –6.89%1, less than the –10.62% return of its benchmark, the Russell 1000 Value Index.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolio based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Health Care, Industrials, and Consumer Staples Top Performers

In aggregate, the health care sector accounted for all the Series’ excess performance. While it was a slightly underweight position, holdings in the portfolio gained over 20% compared to a 2% loss for the Index. Leading the way were significant positions in Schering-Plough Corporation (up more than 50%), Medco Health Solutions, Inc., and Hospira, Inc.

The Series had a large overweight position in Industrials, 22% to 9%, and was able to hold losses to approximately 10% compared to a 20% decline for the Index. McDermott International, Inc. lost just 1% allowing it to add value on a relative basis. An underweight position in General Electric Company helped performance, as did a more than 20% return on holding Parker Hannifin Corporation

The consumer staples sector was a slight overweight position that added relative performance to the Series with investments in Philip Morris International, Inc. and CVS Caremark Corporation.

Information Technology, Energy, and Financials Disappoint

The Series was slightly overweight in the information technology sector, but holdings declined about 5% against a rise of 9% for the benchmark. A retreat of more than 15% in Tyco Electronics, Ltd. pulled down performance in the sector.

The Series had a 14% weight in energy, still an underweight position, but holdings dropped 14% compared to a 11% loss for the Index. Exxon Mobil Corporation, Williams Companies, Inc., and Chevron Corporation negatively contributed to Series performance.

Even as an underweight position, the financials sector made up 16% of total assets. Series holdings declined more than 20%. The largest detractor was Capital One Financial Corporation, which declined over 80%. Berkshire Hathaway, Inc. (Cl A) lost over 20%. JPMorgan Chase & Company and First Marblehead Corporation also dragged down portfolio performance in the sector.

Market Outlook

With many industries going through a process of business and capacity rationalization in a lower demand environment, financial flexibility provides an advantage to those companies that have opportunities to gain market share or acquire desirable assets from disadvantaged competitors.

Our bottom-up approach views opportunity in the context of the potential long-term impact on individual companies. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to uncover these companies.

Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

[1]

Performance figures are based on Class I shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI Large Cap Value Fund
Performance Summary	Large Cap Value Institutional Series
September 30, 2009	(unaudited)

PERFORMANCE

Large Cap Value Institutional Series vs. Russell 1000 Value Index

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Large Cap Value Institutional Series on July 11, 2008 (date of inception), and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	Since Inception (7-11-08)
Large Cap Value Institutional Series	(6.89%)	(36.69%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	8.37%
Consumer Staples	10.74
Energy	15.61
Financials	14.83
Health Care	9.97
Industrials	23.38
Information Technology	10.18
Materials	1.58
Telecommunication Services	1.17
Utilities	5.80
Liabilities, Less Cash & Other Assets	(1.63)

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI Large Cap Value Fund
Performance Summary	Large Cap Value Institutional Series
September 30, 2009	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

Series Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009[1]	Expenses Paid During Period[2]
Large Cap Value Institutional Series
Actual	$1,000.00	$1,413.35	$5.93
Hypothetical	1,000.00	1,020.16	4.96

[1]

The actual ending account value is based on the actual total return of the Series for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 41.34%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.98%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI Large Cap Value Fund
September 30, 2009	Large Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 101.6%
Aerospace & Defense - 2.8%
United Technologies Corporation	1,230	$74,944

Air Freight & Logistics - 3.8%
FedEx Corporation	1,400	105,308

Asset Management & Custody Banks - 0.4%
Bank of New York Mellon Corporation	400	11,596

Building Products - 2.9%
USG Corporation *	4,590	78,856

Computer Hardware - 2.3%
Hewlett-Packard Company	1,350	63,734

Consumer Finance - 0.4%
First Marblehead Corporation *	4,676	10,287

Data Processing & Outsourced Services - 5.6%
Western Union Company	7,940	150,224

Department Stores - 3.9%
JC Penney Company, Inc.	3,170	106,988

Diversified Banks - 5.0%
U.S. Bancorp	3,041	66,476
Wells Fargo & Company	2,517	70,930

		137,406

Diversified Chemicals - 1.6%
Dow Chemical Company	1,650	43,016

Drug Retail - 2.6%
CVS Caremark Corporation	1,960	70,050

Electric Utilities - 4.1%
American Electric Power Company, Inc.	26	806
Edison International	3,330	111,821

		112,627

Electronic Manufacturing Services - 2.3%
Tyco Electronics, Ltd.	2,810	62,607

Health Care Equipment - 4.7%
Covidien plc	1,150	49,749
Hospira, Inc. *	1,760	78,495

		128,244

Health Care Services - 2.4%
Medco Health Solutions, Inc. *	1,180	65,266

Home Improvement Retail - 2.1%
Lowe’s Companies, Inc.	2,680	56,119

Hypermarkets & Super Centers - 5.3%
Costco Wholesale Corporation	1,140	64,364
Wal-Mart Stores, Inc.	1,660	81,490

		145,854

	Shares	Value
COMMON STOCKS - 101.6% (continued)
Independent Power Producers & Energy Traders - 1.7%
NRG Energy, Inc. *	1,600	$45,104

Industrial Conglomerates - 5.4%
General Electric Company	3,540	58,127
McDermott International, Inc. *	3,570	90,213

		148,340

Industrial Machinery - 2.2%
Parker Hannifin Corporation	1,140	59,098

Insurance Brokers - 1.8%
AON Corporation	1,170	47,607

Integrated Oil & Gas - 8.2%
Chevron Corporation	1,190	83,812
ConocoPhillips	660	29,806
Exxon Mobil Corporation	1,620	111,148

		224,766

Integrated Telecommunication Services - 1.2%
Windstream Corporation	3,130	31,707

Managed Health Care - 1.8%
Aetna, Inc.	1,720	47,868

Movies & Entertainment - 2.4%
Time Warner, Inc.	2,240	64,467

Oil & Gas Equipment & Services - 3.1%
Halliburton Company	3,060	82,987

Oil & Gas Exploration & Production - 2.0%
Chesapeake Energy Corporation	1,900	53,960

Oil & Gas Storage & Transportation - 2.3%
Williams Companies, Inc.	3,490	62,366

Other Diversified Financial Services - 1.6%
JPMorgan Chase & Company	976	42,768

Pharmaceuticals - 1.1%
Schering-Plough Corporation	1,050	29,663

Property & Casualty Insurance - 3.7%
Berkshire Hathaway, Inc. *	1	101,000

Railroads - 2.9%
Union Pacific Corporation	1,360	79,356

Regional Banks - 1.9%
Fifth Third Bancorp	1,500	15,195
Regions Financial Corporation	6,000	37,260

		52,455

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Large Cap Value Fund
September 30, 2009	Large Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 101.6% (continued)
Research & Consulting Services - 3.3%
Equifax, Inc.	3,070	$89,460

Tobacco - 2.8%
Altria Group, Inc.	1,450	25,825
Philip Morris International, Inc.	1,030	50,202

		76,027

TOTAL COMMON STOCKS (cost $2,801,506)		$2,762,125

Total Investments - 101.6% [1] (cost $2,801,506)		$2,762,125
Liabilities, Less Cash & Other Assets - (1.6)%		(44,482)

Total Net Assets - 100.0%		$2,717,643

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $2,806,808.

plc	Public Limited Company

*	Non-income producing security
[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Large Cap Value Fund

Large Cap Value Institutional Series

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value*	$2,762,125
Cash	2,908
Receivables:
Dividends	4,529
Security Investors	1,203
Prepaid expenses	9,257

Total assets	2,780,022

Liabilities:
Payable for:
Fund shares redeemed	49,288
Management fees	1,505
Administration fees	327
Transfer agent/maintenance fees	30
Custodian fees	999
Directors’ fees	162
Professional fees	7,350
Other fees	2,718

Total liabilities	62,379

Net assets	$2,717,643

Net assets consist of:
Paid in capital	$3,058,558
Undistributed net investment income	21,709
Accumulated net realized loss on sale of investments	(323,243)
Net unrealized depreciation in value of investments	(39,381)

Net assets	$2,717,643

Capital shares authorized	unlimited
Capital shares outstanding	305,541
Net asset value per share (net assets divided by shares outstanding)	$8.89

* Investments, at cost	$2,801,506

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$59,807
Interest	243

Total investment income	60,050

Expenses:
Management fees	17,758
Administration fees	2,476
Transfer agent/maintenance fees	377
Custodian fees	1,487
Directors’ fees	352
Professional fees	12,367
Reports to shareholders	2,672
Registration fees	25,507
Other	1,830

Total expenses	64,826
Reimbursement of expenses	(38,034)

Net expenses	26,792

Net investment income	33,258

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(282,659)
Options written	2,365

Net realized loss	(280,294)

Net unrealized appreciation (depreciation) during the year on:
Investments	42,891

Net unrealized appreciation	42,891

Net realized and unrealized loss	(237,403)

Net decrease in net assets resulting from operations	$(204,145)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Large Cap Value Fund
Statement of Changes in Net Assets	Large Cap Value Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008*
Increase (decrease) in net assets from operations:
Net investment income	$33,258	$8,072
Net realized loss during the year on investments	(280,294)	(42,949)
Net unrealized appreciation (depreciation) during the year on investments	42,891	(82,272)

Net decrease in net assets resulting from operations	(204,145)	(117,149)

Distributions to shareholders from:
Net investment income	(19,621)	—

Total distributions to shareholders	(19,621)	—

Capital share transactions:
Proceeds from sale of shares	2,460,110	3,308,936
Dividends reinvested	19,622	—
Cost of shares redeemed	(2,416,519)	(313,591)

Net increase from capital share transactions	63,213	2,995,345

Net increase (decrease) in net assets	(160,553)	2,878,196

Net assets:
Beginning of year	2,878,196	—

End of year	$2,717,643	$2,878,196

Undistributed net investment income at end of year	$21,709	$8,072

Capital share activity:
Shares sold	343,781	330,636
Shares reinvested	2,763	—
Shares redeemed	(340,533)	(31,106)

Total capital share activity	6,011	299,530

*	For the period July 11, 2008 (commencement of operations) to September 30, 2008.

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Large Cap Value Fund
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Institutional Series

	Year Ended September 30, 2009	Period Ended September 30, 2008 [a]
Per Share Data
Net asset value, beginning of period	$9.61	$10.00

Income (loss) from investment operations:
Net investment income [b]	0.09	0.03
Net loss on securities (realized and unrealized)	(0.76)	(0.42)

Total from investment operations	(0.67)	(0.39)

Less distributions:
Dividends from net investment income	(0.05)	—

Total distributions	(0.05)	—

Net asset value, end of period	$8.89	$9.61

Total Return	(6.89%)	(3.90%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,718	$2,878

Ratios to average net assets:
Net investment income	1.22%	1.17%
Total expenses [c]	2.37%	2.33%
Net expenses [d]	0.98%	0.98%
Net expenses prior to custodian earnings credits and net of expense waivers	0.98%	0.98%

Portfolio turnover rate	45%	35%

[a]

The Large Cap Value Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

November 16, 2009

To Our Shareholders:

For the fiscal year ended September 30, 2009, the Rydex|SGI Mid Cap Growth Fund returned 2.32%1, beating the Russell MidCap Growth Index’s return of –0.40% and its peer group median return of –3.14%.

The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The manager chooses securities that it believes are attractively valued with the greatest potential for long-term growth of capital.

The manager seeks to identify securities of companies that are able to grow and reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We target securities of companies that appear likely to generate above average profitability at prices that do not reflect that potential.

Consumer Discretionary, Industrials, and Information Technology, Top Performers

The consumer discretionary sector consisted of 22% total Fund assets, which was a 3% overweight position. Holdings for the Fund returned approximately 17%, exceeding the 6% of the Index. Leading positions included Jarden Corporation (up more than 100%), Penn National Gaming, Inc., Darden Restaurants, Inc., and WMS Industries, Inc.

While an underweight position, holdings in the industrials sector increased about 14% against a 6% drop for the Russell MidCap Growth Index. Goodrich Corporation was a 3% weight and gained over 30% during the period. Precision Castparts Corporation, while half that weight, gained more than 80%.

Superior stock selection in the even weighted information technology sector boosted Fund performance. Securities in the Fund gained approximately 18% relative to a 10% increase in the benchmark. Cognizant Technology Solutions, Inc. was a material position in the portfolio and gained nearly 70%. Skyworks Solutions, Inc. gained over 100% while ON Semiconductor Corporation contributed to positive returns.

Energy, Financials, and Consumer Staples Disappoint

The energy, financials, and consumer staples sectors were three of the smaller weightings in the portfolio. Each sector suffered during the fiscal year due to poor stock selection.

The energy sector was an even weight position but lost 24% compared to a 6% decline for the Index. Hurting overall returns were allocations to Williams Companies, Inc. and Peabody Energy Corporation.

The financials sector continued to suffer during the fiscal year as there were no industries in which to find cover and Fund holdings lost nearly 20%. Fund holdings in the sector that detracted from overall returns were Assurant, Inc., BB&T Corporation, and T. Rowe Price Group, Inc.

The Fund held only 4% of assets in the consumer staples sector but security selection produced a loss of about 25%. All four holdings in the sector, Kroger Company, J.M. Smucker Company, Clorox Company, and Kellogg Company, had a negative impact on returns.

Market Outlook

As the economy recovers, a central question is whether companies will be able to grow revenues rather than maintain profits with massive cost-cutting measures. If so, it is more likely to be at what investors are referring to as the “new normal”—increasing revenues from the now lower levels rather than returning to the higher revenue levels of the past.

We are overweight basic materials and energy as global demand improves with renewed growth in China and India. We are overweight Industrials in anticipation of better economic growth later in 2009. We remain overweight financials as we expect strong third quarter EPS reports due to the record fixed income and equity issuance during the quarter. We are also overweight the consumer discretionary sector as we anticipate that the job losses will begin to stabilize and spending will improve later in 2009.

On behalf of Security Global Investors, I would like to thank you for trusting your funds with us. As always, we continue to do our best to seek the potential available in mid capitalization companies.

Sincerely,

Joseph O’Connor
Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

The strategies discussed herein do not assure a profit. The Fund is distributed by Rydex Distributors, Inc.

Rydex | SGI
Performance Summary	Mid Cap Growth Fund
September 30, 2009	(unaudited)

PERFORMANCE

Mid Cap Growth Fund vs. Russell MidCap Growth Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Growth Fund on September 30, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions of the redemption of fund shares. The Russell MidCap Growth Index is an unmanaged capitalization-weighted index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 9-30-09	1 Year	5 Years	10 Years
A Shares	2.32%	(0.72%)	3.32%
A Shares with sales charge	(3.51%)	(1.89%)	2.72%
B Shares	1.61%	(1.45%)	2.65%
B Shares with CDSC	(3.39%)	(1.67%)	2.65%
C Shares	1.58%	(1.46%)	2.56%
C Shares with CDSC	0.58%	(1.46%)	2.56%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-09

Consumer Discretionary	17.78%
Consumer Staples	1.78
Energy	7.33
Financials	3.70
Health Care	11.18
Industrials	12.00
Information Technology	28.39
Materials	7.81
Exchange Traded Funds	5.00
Repurchase Agreement	5.08
Liabilities, Less Cash & Other Assets	(0.05)

Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Rydex | SGI
Performance Summary	Mid Cap Growth Fund
September 30, 2009	(unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009 [1]	Expenses Paid During Period [2]
Mid Cap Growth Fund - Class A
Actual	$1,000.00	$1,388.53	$10.30
Hypothetical	1,000.00	1,016.44	8.69
Mid Cap Growth Fund - Class B
Actual	1,000.00	1,380.95	14.68
Hypothetical	1,000.00	1,012.73	12.41
Mid Cap Growth Fund - Class C
Actual	1,000.00	1,384.43	14.76
Hypothetical	1,000.00	1,012.68	12.46

[1]

The actual ending account value is based on the actual total return of the Fund for the period April 1, 2009 to September 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2009 to September 30, 2009 was 38.85%, 38.10% and 38.44%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Fund annualized expense ratio (1.72%, 2.47% and 2.47% for Class A, B, and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Rydex | SGI
September 30, 2009	Mid Cap Growth Fund

	Shares	Value
COMMON STOCKS - 94.9%
Advertising - 2.1%
Omnicom Group, Inc.	49,270	$1,820,034

Aerospace & Defense - 4.6%
Goodrich Corporation	16,050	872,157
ITT Corporation	32,900	1,715,735
Precision Castparts Corporation	12,615	1,285,090

		3,872,982

Apparel Retail - 3.4%
Gap, Inc.	68,730	1,470,822
TJX Companies, Inc.	37,630	1,397,955

		2,868,777

Application Software - 1.3%
Nuance Communications, Inc. *	74,085	1,108,312

Asset Management & Custody Banks - 2.1%
BlackRock, Inc.	8,340	1,808,278

Casinos & Gaming - 1.6%
WMS Industries, Inc. *	30,815	1,373,116

Coal & Consumable Fuels - 1.0%
Peabody Energy Corporation	21,730	808,791

Computer Storage & Peripherals - 1.7%
QLogic Corporation *	83,205	1,431,126

Data Processing & Outsourced Services - 5.7%
Alliance Data Systems Corporation *	32,570	1,989,376
Global Payments, Inc.	43,485	2,030,749
Western Union Company	42,750	808,830

		4,828,955

Electrical Components & Equipment - 2.7%
Baldor Electric Company	54,200	1,481,828
Roper Industries, Inc.	16,370	834,543

		2,316,371

Exchange Traded Funds - 5.0%
iShares Russell Midcap Growth Index Fund	100,065	4,255,764

Health Care Equipment - 4.5%
Beckman Coulter, Inc.	34,370	2,369,468
Zimmer Holdings, Inc. *	26,500	1,416,425

		3,785,893

Home Entertainment Software - 2.6%
Activision Blizzard, Inc. *	180,180	2,232,430

Homefurnishing Retail - 2.5%
Bed Bath & Beyond, Inc. *	57,370	2,153,670

Hotels, Resorts & Cruise Lines - 1.4%
Starwood Hotels & Resorts Worldwide, Inc.	36,700	1,212,201

	Shares	Value
COMMON STOCKS - 94.9% (continued)
Household Products - 1.8%
Clorox Company	25,700	$1,511,674

Housewares & Specialties - 5.1%
Fortune Brands, Inc.	35,400	1,521,492
Jarden Corporation	98,380	2,761,526

		4,283,018

Industrial Gases - 4.7%
AirGas, Inc.	42,005	2,031,783
Praxair, Inc.	24,025	1,962,602

		3,994,385

Industrial Machinery - 3.0%
Dover Corporation	66,500	2,577,540

IT Consulting & Other Services - 5.3%
Amdocs, Ltd. *	67,200	1,806,336
Cognizant Technology Solutions Corporation *	69,545	2,688,610

		4,494,946

Leisure Facilities - 1.7%
Life Time Fitness, Inc. *	50,365	1,412,738

Life Sciences Tools & Services - 4.2%
Illumina, Inc. *	46,100	1,959,250
Thermo Fisher Scientific, Inc. *	37,215	1,625,179

		3,584,429

Metal & Glass Containers - 3.1%
Ball Corporation	53,822	2,648,042

Multi-Line Insurance - 1.6%
HCC Insurance Holdings, Inc.	48,850	1,336,048

Oil & Gas Drilling - 1.3%
Noble Corporation	28,515	1,082,429

Oil & Gas Equipment & Services - 3.5%
National Oilwell Varco, Inc. *	36,150	1,559,150
Weatherford International, Ltd. *	72,100	1,494,633

		3,053,783

Oil & Gas Storage & Transportation - 1.5%
Williams Companies, Inc.	72,005	1,286,729

Pharmaceuticals - 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	42,365	2,141,974

Railroads - 1.7%
Union Pacific Corporation	24,620	1,436,577

Semiconductors - 5.5%
ON Semiconductor Corporation *	314,465	2,594,336
Skyworks Solutions, Inc. *	157,025	2,079,011

		4,673,347

Systems Software - 6.2%
Check Point Software Technologies *	60,885	1,726,090
Rovi Corporation *	44,400	1,491,840

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI
September 30, 2009	Mid Cap Growth Fund

	Shares	Value
COMMON STOCKS - 94.9% (continued)
Systems Software - 6.2% (continued)
Sybase, Inc. *	55,660	$2,165,174

		5,383,104

TOTAL COMMON STOCKS (cost $68,626,203)		$80,777,463

	Shares	Value
WARRANTS - 0.0%
Nova Biosource Fuels, Inc. $2.40, 7/5/2011 [1]	208,050	2,107

TOTAL WARRANTS (cost $214,905)		$2,107

	Principal Amount	Value
REPURCHASE AGREEMENT - 5.1%
UMB Financial Corp, 0.05%, dated 9/30/09, matures 10/01/09; repurchase amount $4,319,006 (Collateralized by GNR, 3.50%, 5/16/39 with a value of $4,405,380) [1]	$4,319,000	$4,319,000

TOTAL REPURCHASE AGREEMENT (cost $4,319,000)		$4,319,000

Total Investments - 100.0% [2] (cost $73,160,108)		$85,098,570

Liabilities, Less Cash & Other Assets - 0.0%		(38,638)

Total Net Assets - 100.0%		$85,059,932

For federal income tax purposes the identified cost of investments owned at September 30, 2009 was $73,848,150.

ADR	American Depositary Receipt

*	Non-income producing security
[1]	Value determined based on Level 2 inputs established by ASC 820.
[2]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI

Mid Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at value *	$85,098,570
Cash	11
Receivables:
Fund shares sold	14,260
Securities sold	4,610,812
Dividends	43,090
Prepaid expenses	22,049

Total assets	89,788,792

Liabilities:
Payable for:
Securities purchased	4,410,759
Fund shares redeemed	180,192
Management fees	51,866
Custodian fees	712
Transfer agent/maintenance fees	16,343
Administration fees	6,910
Professional fees	18,850
12b-1 distribution plan fees	25,289
Directors’ fees	4,763
Other	13,176

Total liabilities	4,728,860

Net assets	$85,059,932

Net assets consist of:
Paid in capital	$118,817,348
Accumulated net realized loss on sale of investments	(45,695,878)
Net unrealized appreciation in value of investments	11,938,462

Net assets	$85,059,932

Class A:
Capital shares outstanding (unlimited number of shares authorized)	11,006,954
Net assets	$71,984,712
Net asset value and redemption price per share	$6.54

Maximum offering price per share (net asset value divided by 94.25%)	$6.94

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,511,097
Net assets	$7,453,636
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.93

Class C:
Capital shares outstanding (unlimited number of shares authorized)	988,727
Net assets	$5,621,584
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.69

* Investments, at cost	$73,160,108

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$531,293
Interest	8,795

Total investment income	540,088

Expenses:
Management fees	508,100
Transfer agent/maintenance fees	334,742
Administration fees	64,752
Custodian fees	2,520
Directors’ fees	8,514
Professional fees	27,300
Reports to shareholders	20,723
Registration fees	42,607
Other expenses	30,879
12b-1 distribution fees - Class A	142,453
12b-1 distribution fees - Class B	59,573
12b-1 distribution fees - Class C	48,083

Total expenses	1,290,246

Net investment loss	(750,158)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(21,443,279)

Net realized loss	(21,443,279)

Net unrealized appreciation (depreciation) during the year on:
Investments	22,788,661

Net unrealized appreciation	22,788,661

Net realized and unrealized gain	1,345,382

Net increase in net assets resulting from operations	$595,224

The accompanying notes are an integral part of the financial statements

Rydex | SGI
Statement of Changes in Net Assets	Mid Cap Growth Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(750,158)	$(988,218)
Net realized loss during the year on investments	(21,443,279)	(22,363,569)
Net unrealized appreciation (depreciation) during the year on investments	22,788,661	(13,666,899)

Net increase (decrease) in net assets resulting from operations	595,224	(37,018,686)

Distributions to shareholders from:
Net realized gain
Class A	(535,743)	(28,305,723)
Class B	(73,574)	(3,379,810)
Class C	(53,571)	(2,111,785)

Total distributions to shareholders	(662,888)	(33,797,318)

Capital share transactions:
Proceeds from sale of shares
Class A	12,472,300	13,994,661
Class B	2,327,638	1,239,490
Class C	1,992,612	1,676,082
Distributions reinvested
Class A	513,214	27,267,564
Class B	72,606	3,319,686
Class C	50,288	1,945,651
Cost of shares redeemed
Class A	(12,908,354)	(70,720,345)
Class B	(2,576,449)	(4,954,737)
Class C	(2,633,411)	(3,272,723)

Net decrease from capital share transactions	(689,556)	(29,504,671)

Net decrease in net assets	(757,220)	(100,320,675)

Net assets:
Beginning of year	85,817,152	186,137,827

End of year	$85,059,932	$85,817,152

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	2,324,333	1,697,528
Class B	571,695	186,925
Class C	344,666	236,049
Shares reinvested
Class A	111,569	3,416,988
Class B	20,804	542,432
Class C	12,509	275,979
Shares redeemed
Class A	(2,528,289)	(8,463,584)
Class B	(647,831)	(800,385)
Class C	(506,175)	(434,505)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Growth Fund

Class A	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$6.46	$11.11	$12.03	$12.65	$11.02

Income (loss) from investment operations:
Net investment loss [a]	(0.05)	(0.05)	(0.08)	(0.12)	(0.10)

Net gain (loss) on securities (realized and unrealized)	0.18	(2.46)	0.35	0.47	2.46

Total from investment operations	0.13	(2.51)	0.27	0.35	2.36

Less distributions:
Distributions from realized gains	(0.05)	(2.14)	(1.19)	(0.97)	(0.73)

Total distributions	(0.05)	(2.14)	(1.19)	(0.97)	(0.73)

Net asset value, end of period	$6.54	$6.46	$11.11	$12.03	$12.65

Total Return [b]	2.32%	(26.24%)	2.10%	2.81%	21.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,985	$71,655	$160,544	$192,159	$183,676

Ratios to average net assets:
Net investment loss	(0.99%)	(0.63%)	(0.67%)	(0.93%)	(0.85%)
Total expenses [c]	1.78%	1.50%	1.41%	1.40%	1.42%
Net expenses [d]	1.78%	1.50%	1.41%	1.40%	1.42%
Net expenses prior to custodian earning credits and net of expense waivers	1.78%	1.50%	1.41%	1.40%	1.42%

Portfolio turnover rate	138%	191%[e]	34%	41%	31%

Class B	2009	2008	2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$4.92	$9.09	$10.12	$10.86	$9.61

Income (loss) from investment operations:
Net investment loss [a]	(0.07)	(0.09)	(0.14)	(0.18)	(0.16)
Net gain (loss) on securities (realized and unrealized)	0.13	(1.94)	0.30	0.41	2.14

Total from investment operations	0.06	(2.03)	0.16	0.23	1.98

Less distributions:
Distributions from realized gains	(0.05)	(2.14)	(1.19)	(0.97)	(0.73)

Total distributions	(0.05)	(2.14)	(1.19)	(0.97)	(0.73)

Net asset value, end of period	$4.93	$4.92	$9.09	$10.12	$10.86

Total Return [b]	1.61%	(26.92%)	1.34%	2.12%	20.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,454	$7,711	$14,877	$22,010	$27,115

Ratios to average net assets:
Net investment loss	(1.73%)	(1.40%)	(1.43%)	(1.68%)	(1.61%)
Total expenses [c]	2.53%	2.26%	2.16%	2.15%	2.17%
Net expenses [d]	2.53%	2.26%	2.16%	2.15%	2.17%
Net expenses prior to custodian earning credits and net of expense waivers	2.53%	2.26%	2.16%	2.15%	2.17%

Portfolio turnover rate	138%	191%[e]	34%	41%	31%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Growth Fund

Class C	2009	2008		2007	2006	Year Ended September 30, 2005
Per Share Data
Net asset value, beginning of period	$5.67	$10.11		$11.13	$11.84	$10.43

Income (loss) from investment operations:
Net investment loss [a]	(0.08)	(0.10)		(0.15)	(0.19)	(0.18)
Net gain (loss) on securities (realized and unrealized)	0.15	(2.20)		0.32	0.45	2.32

Total from investment operations	0.07	(2.30)		0.17	0.26	2.14

Less distributions:
Distributions from realized gains	(0.05)	(2.14)		(1.19)	(0.97)	(0.73)

Total distributions	(0.05)	(2.14)		(1.19)	(0.97)	(0.73)

Net asset value, end of period	$5.69	$5.67		$10.11	$11.13	$11.84

Total Return [b]	1.58%	(26.87%)		1.31%	2.20%	20.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,622	$6,452		$10,717	$15,505	$16,330

Ratios to average net assets:
Net investment loss	(1.74%)	(1.40%)		(1.43%)	(1.68%)	(1.60%)
Total expenses [c]	2.54%	2.26%		2.16%	2.15%	2.17%
Net expenses [d]	2.54%	2.26%		2.16%	2.15%	2.17%
Net expenses prior to custodian earning credits and net of expense waivers	2.54%	2.26%		2.16%	2.15%	2.17%

Portfolio turnover rate	138%	191	% [e]	34%	41%	31%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the fund.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

September 30, 2009

1. Significant Accounting Policies

Rydex | SGI Large Cap Value, Equity and Mid Cap Growth Funds (formerly Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund, respectively), (collectively referred to herein as the Funds) are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-end management investment companies. The shares of Rydex | SGI Equity Fund and Large Cap Value Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Rydex | SGI Equity Fund and Large Cap Value Fund account for the assets of each series separately. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. “Institutional” Class shares are offered primarily for direct investment by institutions, such as pension and profit sharing plans, endowments, foundations and corporations. Institutional class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification TM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC had no material effect on the Funds’ financial statements.

A. Security Valuation – Valuations of the Funds’ or Series’ securities are supplied by pricing services approved by the Board of Directors. The Funds’ officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds or Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund or Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued taking into consideration securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds’ or Series’ investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a Fund or Series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund or Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Funds or Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ or Series’ policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund or Series may be delayed or limited.

Notes to Financial Statements

September 30, 2009

C. Foreign Currency Transactions – The accounting records of the Funds or Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds or Series. Foreign investments may also subject the Fund or Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds or Series do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts – Certain Funds or Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Fund or Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these Funds or Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures - The Funds or Series may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange values. The Funds or Series, as applicable, may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund or Series, as applicable, may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds or Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds or Series. The Funds or Series realize a gain or loss when the contract is closed or expires.

F. Options Purchased and Written – The Funds or Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the Funds’ or Series’ portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund or Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short – Certain Funds or Series may make short sales “against the box,” in which the Fund or Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ or Series’ net assets be in deposits on short sales against the box. If a Fund or Series makes a short sale, the Fund or Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund or Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund or Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund or Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds or Series may make short sales that are not “against the box,” which create opportunities to increase the Fund’s or Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually

Notes to Financial Statements

September 30, 2009

increase, although a Fund or Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund or Series are liable for any dividends or interest payable on securities while those securities are in a short position and are recorded as dividend expense in the statement of operations. As collateral for its short positions, the Fund or Series are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund or Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.

I. Expenses – Expenses that are directly related to one of the Funds or Series are charged directly to that Fund or Series. Other operating expenses are allocated to the Funds or Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund or Series are allocated to each respective class in proportion to the relative net assets of each class.

J. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

K. Taxes – The Funds or Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

The evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s or Series’ tax returns is required to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. For all open tax years (September 30, 2006 - September 30, 2009) and all major taxing jurisdictions through the end of the reporting period, the Fund’s or Series’ management has completed a review and evaluation and has determined that no tax liability is required and no additional disclosures are needed as of September 30, 2009.

L. Earnings Credits – Under the fee agreement with the custodian, the Funds or Series may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

M. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

N. Indemnifications - Under the Funds’ or Series’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds or Series. In addition, in the normal course of business, the Funds or Series enter into contracts that provide general indemnification to other parties. The Funds’ or Series’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds or Series that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements

September 30, 2009

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), based on the following annual rates for the year ended September 30, 2009:

Management Fees (as a % of net assets)
Rydex | SGI Equity Fund:
All Cap Value Series	0.70%
Alpha Opportunity Series	1.25%
Equity Series	0.75%
Global Series	1.00%
Global Institutional Series	1.00%
Mid Cap Value Series	0.82%[1]
Mid Cap Value Institutional Series	0.75%
Select 25 Series	0.75%
Small Cap Growth Series	0.85%[2]
Small Cap Value Series	1.00%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	0.65%
Large Cap Value Institutional Series	0.65%
Rydex | SGI Mid Cap Growth Fund	0.75%

[1]

Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Series in excess of $ 200 million.

[2]

Effective November 24, 2008, SI receives a management fee from the Small Cap Growth Series at an annual rate of 0.85% of the average daily net assets. Prior to November 24, 2008, SI received a management fee from Small Cap Growth Series of 1.00% of the average daily net assets.

SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund or Series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Rydex | SGI Equity Fund:
All Cap Value Series	0.095%
Alpha Opportunity Series	0.15%
Equity Series	0.095%
Global Series	0.05% + greater of 0.10% or $60,000
Global Institutional Series	0.15%
Mid Cap Value Series	0.095%
Mid Cap Value Institutional Series	0.095%
Select 25 Series	0.095%
Small Cap Growth Series	0.095%
Small Cap Value Series	0.095%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	0.095%
Large Cap Value Institutional Series	0.095%
Rydex | SGI Mid Cap Growth Fund	0.095%
Minimum charge per Series or Fund	$25,000 [1]
Certain out-of-pocket charges	Varies

[1]

SI has agreed not to charge the $25,000 minimum fee for the Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series and Large Cap Value Institutional Series through December 31, 2009, and on all the Cap Value Series indefinitely.

SI is paid the following for providing transfer agent services to the Funds or Series:

Annual per account charge	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Annual minimum charge (per Series or Fund)	$25,000	[1]
Certain out-of-pocket charges	Varies

[1]

SI has agreed not to charge the $25,000 minimum fee for the Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series and Large Cap Value Institutional Series through December 31, 2009, and on all the Cap Value Series indefinitely.

Notes to Financial Statements

September 30, 2009

The investment advisory contracts for the following Funds or Series provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles) The limits are listed below:

	Limit	Effective Date		Contract End Date
Rydex | SGI Equity Fund:
All Cap Value Series - Class A	1.35%	10/3/2008		1/31/2010
All Cap Value Series - Class C	2.10%	10/3/2008		1/31/2010
All Cap Value Series - Institutional Class	1.10%	10/3/2008		1/31/2010
Alpha Opportunity Series - Class A	1.95%	8/18/2008		1/31/2010
Alpha Opportunity Series - Class B	2.70%	8/18/2008		1/31/2010
Alpha Opportunity Series - Class C	2.70%	8/18/2008		1/31/2010
Alpha Opportunity Series - Institutional Class	1.70%	11/7/2008		1/31/2010
Global Institutional Series	1.15%	7/11/2008		1/31/2011
Mid Cap Value Institutional Series	0.90%	4/13/2009	[1]	4/30/2010
Select 25 Series - Class A	1.35%	1/11/2007		1/31/2010
Select 25 Series - Class B	2.10%	1/11/2007		1/31/2010
Select 25 Series - Class C	2.10%	1/11/2007		1/31/2010
Small Cap Value Series - Class A	1.55%	7/11/2008		1/31/2011
Small Cap Value Series - Class C	2.30%	7/11/2008		1/31/2011
Small Cap Value Series - Institutional Class	1.30%	7/11/2008		1/31/2011
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund - Class A	1.25%	1/1/2007		1/31/2010
Large Cap Value Fund - Class B	2.00%	1/1/2007		1/31/2010
Large Cap Value Fund - Class C	2.00%	1/1/2007		1/31/2010
Large Cap Value Institutional Series	0.98%	7/11/2008		1/31/2010

[1]	Prior to April 13, 2009 the expense limit was 1.10%

The Investment Manager is entitled to reimbursement by the All Cap Value Series, Alpha Opportunity Series, Global Institutional Series, Mid Cap Value Institutional Series, Select 25 Series, Small Cap Value Series, Large Cap Value Fund and the Large Cap Value Institutional Series of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of September 30, 2009, the amount of fees waived or expenses reimbursed in the All Cap Value Series, Alpha Opportunity Series, Global Institutional Series, Mid Cap Value Institutional Series, Select 25 Series, Small Cap Value Series, Large Cap Value Fund and the Large Cap Value Institutional Series were $56,488, $360,351, $88,806, $56,387, $208,564, $68,867, $216,463 and $38,034, respectively. As of September 30, 2009, no amounts were recouped by the Investment Manager.

The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund’s or Series’ Class B and Class C shares, and 0.25% of the average daily net assets of each Fund’s or Series’ Class A shares. Effective August 25, 2005, the Global Series ceased charging 12b-1 fees on Class B shares in accordance with the FINRA sales cap regulations. Effective August 1, 2007, the Rydex | SGI Large Cap Value Fund ceased charging 12b-1 fees on Class B shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

Notes to Financial Statements

September 30, 2009

Security Distributors, Inc. (SDI), an affiliate and a distributor of the Funds, retained underwriting commissions during the year ended September 30, 2009, on sales of shares after allowances to brokers an dealers in the following amounts:

SDI Underwriting Commissions
Rydex | SGI Equity Fund:
All Cap Value Series	$6,147
Alpha Opportunity Series	7,840
Equity Series	23,820
Global Series	84,281
Mid Cap Value Series	293,004
Select 25 Series	11,545
Small Cap Growth Series	69,527
Small Cap Value Series	1,114
Rydex | SGI Large Cap Value Fund	28,805
Rydex | SGI Mid Cap Growth Fund	27,378

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include Security Global Investors (SGI) and SDI.

At September 30, 2009, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds or Series, as follows:

Fund or Series	Percent of outstanding shares owned
Rydex | SGI Equity Fund:
All Cap Value Series	42.55%
Alpha Opportunity Series	14.29%
Equity Series	15.16%
Global Institutional Series	100%
Select 25 Series	9.17%
Small Cap Growth Series	21.35%
Small Cap Value Series	31.05%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	18.06%
Large Cap Value Institutional Series	100%
Rydex | SGI Mid Cap Growth Fund	6.91%

3. Investment Transactions

Investment transactions for the year ended September 30, 2009, (excluding overnight investments and short-term commercial paper) were as follows:

	Purchases	Proceeds from Sales
Rydex | SGI Equity Fund:
All Cap Value Series	$1,979,376	$155,046
Alpha Opportunity Series	63,952,071	74,105,104
Equity Series	112,813,399	126,589,073
Global Series	343,068,877	340,469,496
Global Institutional Series	20,174,547	22,052,273
Mid Cap Value Series	342,017,437	225,644,782
Mid Cap Value Institutional Series	321,524,940	68,478,407
Select 25 Series	40,300,968	43,715,108
Small Cap Growth Series	23,153,639	24,500,513
Small Cap Value Series	3,691,437	1,054,196
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	11,760,285	29,938,563
Large Cap Value Institutional Series	1,473,091	1,205,996
Rydex | SGI Mid Cap Growth Fund	91,448,303	91,624,454

4. Open Futures Contracts

Open futures contracts for Alpha Opportunity Series as of September 30, 2009, were as follows:

Alpha Opportunity Series
S&P 500 Index Futures
Position	Long
Number of Contracts	9
Expiration Date	12-18-2009
Contract Amount	$2,333,856
Market Value	$2,369,025
Unrealized Gain	$35,169

5. Options Written

Information as to options written by the Funds or Series during the year ended September 30, 2009, and options outstanding at September 30, 2009 is provided below:

All Cap Value Series Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Allette, Inc.	10-16-09	$35.00	2	$60
Chico’s FAS, Inc.	11-20-09	15.00	7	245
Eagle Materials, Inc.	10-16-09	30.00	1	45
Fossil, Inc.	10-16-09	25.00	1	300
Louisiana-Pacific Corporation	11-20-09	7.50	13	780
SCANA Corporation	11-20-09	35.00	1	80
TreeHouse Foods, Inc.	11-20-09	40.00	2	60
USEC, Inc.	10-16-09	5.00	1	15

Total call options outstanding (premiums received, $1,701)			28	$1,585

Notes to Financial Statements

September 30, 2009

All Cap Value Series Written Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Great Plains Energy, Inc.	12/18/09	$15.00	5	$25

Total call options outstanding (premiums received, $532)			5	$25

All Cap Value Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	28	1,701

Balance at September 30, 2009	28	$1,701

All Cap Value Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	5	532

Balance at September 30, 2009	5	$532

Equity Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	596	105,028
Exercise	(123)	(12,355)
Expired	(473)	(92,673)

Balance at September 30, 2009	—	$—

Equity Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	679	70,996
Exercised	(416)	(31,476)
Expired	(263)	(39,520)

Balance at September 30, 2009	—	$—

Mid Cap Value Series Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Allette, Inc.	10-16-09	$35.00	1,427	$42,810
Bemis Company, Inc.	10-16-09	25.00	1,628	179,080
Chico’s FAS, Inc.	11-20-09	15.00	3,600	126,000
Commerce Bancshares, Inc.	11-20-09	40.00	800	40,000
Community Health Systems, Inc.	12-18-09	30.00	1,600	576,000
Eagle Materials, Inc.	10-16-09	30.00	517	23,265
Fossil, Inc.	10-16-09	25.00	1,095	328,500
Louisiana-Pacific Corporation	11-20-09	7.50	10,000	600,000
Redwood Trust, Inc.	01-15-10	17.50	1,222	73,320
SCANA Corporation	11-20-09	35.00	2,100	168,000
USEC, Inc.	10-16-09	5.00	1,136	17,040

Total call options outstanding (premiums received, $2,200,451)			25,125	$2,174,015

Mid Cap Value Series Written Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Bemis Company, Inc.	01-15-10	$25.00	1,521	$190,125
GMX Resources, Inc.	11-20-09	10.00	2,173	43,460
Great Plains Energy, Inc.	12-18-09	15.00	3,245	16,225

Total call options outstanding (premiums received, $790,339)			6,939	$249,810

Mid Cap Value Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	4,997	$985,532
Opened	50,287	7,238,720
Exercised	(9,726)	(2,083,573)
Expired	(20,433)	(3,940,228)

Balance at September 30, 2009	25,125	$2,200,451

Mid Cap Value Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	8,932	$1,507,358
Opened	29,659	4,680,393
Exercised	(8,932)	(1,507,358)
Expired	(22,720)	(3,890,054)

Balance at September 30, 2009	6,939	$790,339

Mid Cap Value Institutional Series

Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Allette, Inc.	10-16-09	$35.00	470	$14,100
Bemis Company, Inc.	10-16-09	25.00	96	10,560
Chico’s FAS, Inc.	11-20-09	15.00	1,274	44,590
Community Health Systems, Inc.	12-18-09	30.00	338	121,680
Eagle Materials, Inc.	10-16-09	30.00	170	7,650
Fossil, Inc.	10-16-09	25.00	358	107,400
Louisiana-Pacific Corporation	11-20-09	7.50	2,500	150,000
Redwood Trust, Inc.	01-15-10	17.50	403	24,180
SCANA Corporation	11-20-09	35.00	697	55,760
TreeHouse Foods, Inc.	11-20-09	40.00	75	2,250
USEC, Inc.	10-16-09	5.00	256	3,840

Total call options outstanding (premiums received, $519,263)			6,637	$542,010

Mid Cap Value Institutional Series Written

Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Bemis Company, Inc.	01-15-10	$25.00	249	$31,125
GMS Resources, Inc.	11-20-09	10.00	434	8,680

Total call options outstanding (premiums received, $81,299)			683	$39,805

Notes to Financial Statements

September 30, 2009

Mid Cap Value Institutional Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	117	$23,422
Opened	7,582	710,494
Exercised	(542)	(117,792)
Expired	(520)	(96,861)

Balance at September 30, 2009	6,637	$519,263

Mid Cap Value Institutional Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	222	$37,332
Opened	1,882	303,034
Exercised	(222)	(37,332)
Expired	(1,199)	(221,734)

Balance at September 30, 2009	683	$81,300

Small Cap Value Series Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Allete, Inc.	10-16-09	$35.00	5	$150
Bemis Company, Inc.	10-16-09	25.00	6	660
Chico’s FAS, Inc.	11-20-09	15.00	12	420
Clearwater Paper Corporation	01-15-10	50.00	4	1,020
Commerce Bancshares, Inc.	11-20-09	40.00	2	100
Eagle Materials, Inc.	10-16-09	30.00	2	90
Fossil, Inc.	10-16-09	25.00	4	1,200
Louisiana Pacific Corporation	11-20-09	7.50	76	4,560
McDermott International, Inc.	11-20-09	25.00	7	1,435
Pico Holdings, Inc.	01-15-10	30.00	8	3,680
TreeHouse Foods, Inc.	11-20-09	40.00	5	150
USEC, Inc.	10-16-09	5.00	3	45

Total call options outstanding (premiums received, $12,682)			134	$13,510

Small Cap Value Series Written Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Force Protection, Inc.	12-18-09	$5.00	30	$1,200
Great Plains Energy, Inc.	12-18-09	15.00	10	50
Methode Electronics, Inc.	01-15-10	7.50	20	1,100
Tesco Corporation	12-18-09	7.50	15	675

Total call options outstanding (premiums received, $7,544)			75	$3,025

Small Cap Value Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	1	$298
Opened	158	16,898
Exercised	(13)	(2,180)
Expired	(12)	(2,334)

Balance at September 30, 2009	134	$12,682

Small Cap Value Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	86	9,542
Expired	(11)	(1,998)

Balance at September 30, 2009	75	7,544

Large Cap Value Fund Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	418	74,550
Exercised	(75)	(7,534)
Expired	(343)	(67,016)

Balance at September 30, 2009	—	$—

Large Cap Value Fund Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	481	50,685
Exercised	(304)	(23,067)
Expired	(177)	(27,618)

Balance at September 30, 2009	—	$—

Large Cap Value Institutional Series Written Call Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	13	1,943
Expired	(13)	(1,943)

Balance at September 30, 2009	—	$—

Large Cap Value Institutional Series Written Put Options

	Number of Contracts	Market Value
Balance at September 30, 2008	—	$—
Opened	21	1,768
Exercised	(17)	(1,345)
Expired	(4)	(423)

Balance at September 30, 2009	—	$—

Notes to Financial Statements

September 30, 2009

6. Derivative Investment Holdings Categorized by Risk Exposure

The Funds adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective March 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2009:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Futures - equity contracts	Receivable: Variation margin	Payable: Variation margin
Options - equity contracts	Investments, at value	Outstanding options written, at value

The following table sets forth the fair value of the Funds’ derivative contracts by primary risk exposure as of September 30, 2009:

Asset Derivative Investments Value

Fund	Futures Equity Contracts*	Options Equity Contracts	Total Value at September 30, 2009
Rydex | SGI Equity Fund:
Alpha Opportunity Series	$35,169	$—	$35,169

Liability Derivative Investments Value

Fund	Futures Equity Contracts*	Options Equity Contracts	Total Value at September 30, 2009
Rydex | SGI Equity Fund:
All Cap Value Series	$—	$1,610	$1,610
Mid Cap Value Series	—	2,423,825	2,423,825
Mid Cap Value Institutional Series	—	581,815	581,815
Small Cap Value Series	—	16,535	16,535

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements.

Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Notes to Financial Statements

September 30, 2009

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of September 30, 2009:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures - equity contracts	Net realized gain (loss) on futures contracts and change in net unrealized appreciation (depreciation) on futures contracts

Options - equity contracts	Net realized gain (loss) on options written and change in net unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of September 30, 2009:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Options Equity Contracts	Total Value at September 30, 2009
Rydex | SGI Equity Funds:
Alpha Opportunity Series	$(2,673,119)	$—	$(2,673,119)
Equity Series	—	132,192	132,192
Mid Cap Value Series	—	7,830,282	7,830,282
Mid Cap Value Institutional Series	—	318,595	318,595
Small Cap Value Series	—	4,332	4,332
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	—	94,634	94,634
Large Cap Value Institutional Series	—	2,365	2,365

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Options Equity Contracts	Total Value at September 30, 2009
Rydex | SGI Equity Fund:
All Cap Value Series	$—	$623	$623
Alpha Opportunity Series	942,667	—	942,667
Mid Cap Value Series	—	1,257,425	1,257,425
Mid Cap Value Institutional Series	—	35,623	35,623
Small Cap Value Series	—	3,538	3,538

Notes to Financial Statements

September 30, 2009

7. Federal Tax Matters

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2009, were as follows:

	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Rydex | SGI Equity Fund:
All Cap Value Series	$183,007	$(35,946)	$147,061
Alpha Opportunity Series	563,235	(1,690,771)	(1,127,536)
Equity Series	21,434,031	(21,029,067)	404,964
Global Series	15,147,231	(1,256,961)	13,890,270
Global Institutional Series	629,239	(54,950)	574,289
Mid Cap Value Series	137,266,271	(121,129,824)	16,136,447
Mid Cap Value Institutional Series	39,751,420	(2,846,729)	36,904,691
Select 25 Series	3,756,486	(462,598)	3,293,888
Small Cap Growth Series	2,915,787	(279,036)	2,636,751
Small Cap Value Series	782,316	(67,783)	714,533
Rydex | SGI Large Cap Value Fund
Large Cap Value Fund	4,507,461	(6,907,786)	(2,400,325)
Large Cap Value Institutional Series	243,157	(287,840)	(44,683)
Rydex | SGI Mid Cap Growth Fund	12,514,806	(1,264,386)	11,250,420

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 are as follows:

2009	Ordinary Income	Capital Gain	Return of Capital	Total
Rydex | SGI Equity Fund:
Equity Series	$392,434	$—	$639,278	$1,031,712
Global Series	239,128	—	683,073	922,201
Global Institutional Series	21,309	—	—	21,309
Mid Cap Value Series	3,483,597	86,413,567	—	89,897,164
Mid Cap Value Institutional Series	1,082,491	—	—	1,082,491
Small Cap Growth Series	—	97,806	—	97,806
Small Cap Value Series	84,923	—	—	84,923
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	620,709	427,734	—	1,048,443
Large Cap Value Institutional Series	19,621	—	—	19,621
Rydex | SGI Mid Cap Growth Fund	—	651,342	11,546	662,888

2008	Ordinary Income	Capital Gain	Return of Capital	Total
Rydex | SGI Equity Fund:
Alpha Opportunity Series	$5,776,326	$538,039	$694,650	$7,009,015
Equity Series	4,835,812	43,837,340	281,587	48,954,739
Global Series	5,659,144	57,506,309	120,132	63,285,585
Mid Cap Value Series	9,452,756	169,378,319	—	178,831,075
Select 25 Series	—	4,176,834	—	4,176,834
Small Cap Growth Series	841,392	3,077,781	—	3,919,173
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	400,275	3,591,497	—	3,991,772
Rydex | SGI Mid Cap Growth Fund	6,035,045	27,762,273	—	33,797,318

In the Rydex | SGI Equity Fund - Equity Series, subsequent to the September 30, 2008 reporting period, it was determined that a recharacterization of $282,643 was required between distributions paid from ordinary income and distributions paid from return of capital.

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

Notes to Financial Statements

September 30, 2009

As of September 30, 2009, the components of distributable earnings on a tax basis were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Rydex | SGI Equity Fund:
All Cap Value Series	$3,576	$—	$(22,756)	$147,684	$128,504
Alpha Opportunity Series	—	—	(13,628,594)	(1,140,844)	(14,769,438)
Equity Series	—	—	(40,519,164)	404,964	(40,114,200)
Global Series	—	—	(55,652,487)	13,899,193	(41,753,294)
Global Institutional Series	61,382	—	(2,291,544)	574,392	(1,655,770)
Mid Cap Value Series	1,105,623	—	(75,200,073)	16,703,412	(57,391,038)
Mid Cap Value Institutional Series	8,586,009	—	(45,564)	36,923,438	45,463,883
Select 25 Series	—	—	(19,996,566)	3,293,888	(16,702,678)
Small Cap Growth Series	—	—	(8,880,816)	2,636,750	(6,244,066)
Small Cap Value Series	133,540	5,308	—	718,224	857,072
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	396,085	—	(16,736,934)	(2,400,325)	(18,741,174)
Large Cap Value Institutional Series	21,709	—	(317,941)	(44,683)	(340,915)
Rydex | SGI Mid Cap Growth Fund	—	—	(45,007,835)	11,250,419	(33,757,416)

*	Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.
**	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

Notes to Financial Statements

September 30, 2009

For the year ended September 30, 2009, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below. The post-October losses that are deferred to the first day of the next fiscal year are as follows:

	Capital Loss Carryovers Utilized	Capital Loss Carryovers Expired	Remaining Capital Loss Carryovers	Expires In	Deferred Post- October Losses
Rydex | SGI Equity Fund:
All Cap Value Series	$—	$—	$4,080	2017	$18,676

Alpha Opportunity Series	$—	$—	$8,215,458	2017	$5,413,137

Equity Series	$—	$—	$10,341,572	2017	$30,177,593

Global Series	$—	$—	$674,209	2010	$17,677,910
	—	—	37,300,368	2017	37,300,368

	$—	$—	$37,974,577

Global Institutional Series	$—	$—	$1,263,838	2017	$1,027,707

Mid Cap Value Series	$—	$—	$3,357,672	2017	$71,842,401

Mid Cap Value Institutional Series	$—	$—	$—		$45,464

Select 25 Series *	$—	$2,412,936	$—	2009	$6,543,280
	—	—	2,582,076	2010
	—	—	3,390,876	2011
	—	—	38,639	2012
	—	—	7,441,695	2017

	$—	$2,412,936	$13,453,286

Small Cap Growth Series	$—	$—	$4,589,755	2017	$4,291,061

Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	$—	$—	$7,053,807	2017	$9,683,127

Large Cap Value Institutional Series	$—	$—	$70,714	2017	$247,227

Rydex | SGI Mid Cap Growth Fund	$—	$567,035	$—	2009	$17,668,750
	—	—	567,035	2010
	—	—	16,944	2011
	—	—	26,755,106	2017

	$—	$567,035	$27,339,085

*	Subject to limitations pursuant to Section 382 of the Internal Revenue Code.

Notes to Financial Statements

September 30, 2009

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-in- Capital
Rydex | SGI Equity Fund:
Alpha Opportunity Series	$133,577	$129,862	$(263,439)
Equity Series	607,809	(251,173)	(356,636)
Global Series	755,951	(298,347)	(457,604)
Global Institutional Series	21,394	(21,394)	—
Mid Cap Value Series	(86,360)	86,359	1
Select 25 Series	2,405,312	44,288	(2,449,600)
Small Cap Growth Series	1,319	267,291	(268,610)
Small Cap Value Series	(10,392)	10,392	—
Rydex | SGI Large Cap Value Fund
Large Cap Value Fund	7,418	(7,418)	—
Rydex | SGI Mid Cap Growth Fund	578,581	750,158	(1,328,739)

8. Affiliated Transactions*

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a Fund or Series result in that portfolio company being considered an affiliated company of such Fund or Series, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Mid Cap Value Series of the Rydex | SGI Equity Fund as of September 30, 2009 amounted to $60,558,946, which represents 6.2% of net assets. There were no affiliated companies held in any other Fund or Series. Transactions in the Mid Cap Value Series during the year ended September 30, 2009, in which the portfolio company is an “affiliated person” are as follows:

	Balance 9-30-08	Gross Additions	Gross Reductions	Balance 9-30-09	Realized Gain/(Loss)	Investment Income
Bimini Capital Management, Inc. (Shares)	1,474,400	—	—	1,474,400	—	—
Bimini Capital Management, Inc. (Cost)	$16,310,457	$—	$—	$16,310,457	$—	$—
Hydrogen Corporation (Shares)	1,260,000	5,700	—	1,265,700	—	—
Hydrogen Corporation (Cost)	$5,225,328	$45	$—	$5,225,373	$—	$—
IXYS Corporation (Shares)	2,410,360	338,540	(387,600)	2,361,300	—	—
IXYS Corporation (Cost)	$20,342,793	$2,792,880	$(2,807,170)	$20,328,503	$905,453	$242,704
Maxwell Technologies, Inc. (Shares)	1,325,300	120,700	—	1,446,000	—	—
Maxwell Technologies, Inc. (Cost)	$14,607,503	$1,114,061	$—	$15,721,564	$—	$—
Power-One, Inc. (Shares)	5,626,300	—	—	5,626,300	—	—
Power-One, Inc. (Cost)	$26,663,702	$—	$—	$26,663,702	$—	$—
Quixote Corporation (Shares)	479,100	—	(10,000)	469,100	—	—
Quixote Corporation (Cost)	$9,318,028	$—	$(220,800)	$9,097,228	$(191,900)	$—
Thermoenergy Corporation (Shares)	1,963,964	1,828,906	(210,438)	3,582,432	—
Thermoenergy Corporation (Cost)	$2,094,000	$878,580	$(198,559)	$2,774,021	$(135,454)

*	As a result of the Rydex | SGI Mid Cap Values Series’ beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

Notes to Financial Statements

September 30, 2009

9. Alpha Opportunity Series

Alpha Opportunity Series (the “Fund”) contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator has been named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund has delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund is working to resolve these issues with LBIE and the Administrator. As of September 30, 2009, included in the statement of net assets are the value of restricted long positions of $7,704,854, restricted cash representing the value of short sale proceeds of $4,277,298 and liabilities for short sales of $7,341,377 representing the value of securities sold short at the date of termination. Until such time as the liability for short sales is settled and all restrictions are removed, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

10. Fair Value of Financial Instruments

The Funds adopted FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FASB 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1	-	quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2	-	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3	-	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

Notes to Financial Statements

September 30, 2009

The following table provides the fair value measurement of applicable Fund assets by level within the fair value hierarchy as of September 30, 2009. These assets are measured on a recurring basis.

		LEVEL 1	LEVEL 2	LEVEL 3
Description	Total	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Rydex | SGI Equity Fund:
All Cap Value Series
ASSETS:
Common Stocks	$1,948,635	$1,948,635	$—	$—

LIABILITIES:
Options (net of premiums received)	623	623	—	—

Alpha Opportunity Series
ASSETS:
Common Stocks	13,620,521	13,620,521	—	—
U.S. Government Sponsored Agency Bonds & Notes	1,499,955	—	1,499,955	—
Short Term Investments	2,458,882	—	2,458,882	—
Repurchase Agreement	1,677,016	—	1,677,016	—
Futures Contracts	35,169	35,169	—	—

Total	19,291,543	13,655,690	5,635,853	—

LIABILITIES:
Common Stocks (sold short)	4,226,856	537,615	—	3,689,241
Foreign Stocks (sold short)	3,652,136	—	—	3,652,136

Total	7,878,992	537,615	—	7,341,377

Equity Series
ASSETS:
Common Stocks	180,037,467	180,037,467	—	—

Global Series
Common Stocks	55,077,882	55,077,882	—	—
Foreign Stocks	55,930,876	55,930,876	—	—
Short Term Investments	2,875,778	—	2,875,778	—

Total	113,884,536	111,008,758	2,875,778	—

Global Institutional Series
Common Stocks	2,485,271	2,485,271	—	—
Foreign Stocks	2,362,340	2,362,340	—	—

Total	4,847,611	4,847,611	—	—

Mid Cap Value Series
ASSETS:
Common Stocks	946,346,267	946,346,267	—	—
Warrants	6,861	—	6,861	—
Convertible Bonds	5,263,000	—	5,263,000	—
Commercial Paper	29,999,730	—	29,999,730	—

Total	981,615,858	946,346,267	35,269,591	—

				(continued	)

Notes to Financial Statements

September 30, 2009

(continued)		LEVEL 1	LEVEL 2	LEVEL 3
Description	Total	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
LIABILITIES:
Options (net of premiums received)	$566,965	$566,965	$—	$—

Mid Cap Value Institutional Series
ASSETS:
Common Stocks	314,106,418	314,106,418	—	—
Repurchase Agreement	5,791,000	—	5,791,000	—

	319,897,418	314,106,418	5,791,000	—

LIABILITIES:
Options (net of premiums received)	18,748	18,748	—	—

Select 25 Series
Common Stocks	31,191,322	31,191,322	—	—

Small Cap Growth Series
Common Stocks	12,759,241	12,759,241	—	—

Small Cap Value Series
ASSETS:
Common Stocks	4,477,851	4,477,851	—	—

LIABILITIES:
Options (net of premiums received)	3,691	3,691	—	—

Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund
Common Stocks	44,642,890	44,642,890	—	—

Large Cap Value Institutional Series
Common Stocks	2,762,125	2,762,125	—	—

Rydex | SGI Mid Cap Growth Fund
ASSETS:
Common Stocks	80,777,463	80,777,463	—	—
Warrants	2,107	—	2,107	—
Repurchase Agreement	4,319,000	—	4,319,000	—

Total	85,098,570	80,777,463	4,321,107	—

Notes to Financial Statements

September 30, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2009:

	LEVEL 3 – Fair value measurement using significant unobservable inputs
	Securities	Derivatives	Total
Alpha Opportunity Series
LIABILITIES:
Beginning Balance	$7,122,424	$—	$7,122,425
Total realized gains or losses included in earnings	—	—	—
Total unrealized gains or losses included in earnings	163,246	—	163,245
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	55,707	—	55,707

Ending Balance	$7,341,377	$—	$7,341,377

11. Other Liabilities

Rydex | SGI Equity Fund-Mid Cap Value Series, Rydex | SGI Equity Fund-Mid Cap Value Institutional Series and Rydex | SGI Equity Fund-Equity Series (collectively, the “Funds”) each wrote put option contracts through Lehman Brothers Inc., (“Lehman”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by Lehman, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of September 30, 2009.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2009 was $473,594 for Rydex | SGI Equity Fund-Mid Cap Value Series, $15,940 for Rydex | SGI Equity Fund-Mid Cap Value Institutional Series, and $18,615 for Rydex | SGI Equity Fund-Equity Series.

12. Subsequent Events

Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition of disclosure in the financial statements. This evaluation was completed through November 24, 2009, the date the financial statements were issued.

Effective October 1, 2009, the Global Institutional Series expense limit changed from 1.15% to 1.00%.

Effective October 1, 2009, the Small Cap Value Series expense limit changed for Class A shares, Class C shares and the Institutional class of shares from 1.55%, 2.30% and 1.30% to 1.30%, 2.05% and 1.05%, respectively.

Effective October 16, 2009, Rydex Distributors, Inc. (“Rydex Distributors”) is the sole distributor to Rydex | SGI Equity Fund, Rydex | SGI Large Cap Value Fund and Rydex | Mid Cap Growth Fund.

Effective January 4, 2010, Rydex | SGI Equity Fund, Rydex | SGI Large Cap Value Fund and Rydex | SGI Mid Cap Growth Fund and their underlying Series will no longer be accepting subscriptions for shares from either existing shareholder or from new shareholders in Class B shares.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Rydex | SGI Equity Fund, Rydex | SGI Large Cap Value Fund and Rydex | SGI Mid Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex | SGI Equity Fund (formerly Security Equity Fund, comprised of All Cap Value, Alpha Opportunity, Equity, Global, Global Institutional, Mid Cap Value, Mid Cap Value Institutional, Select 25, Small Cap Growth and Small Cap Value Series), Rydex | SGI Large Cap Value Fund (formerly Security Large Cap Value Fund, comprised of Large Cap Value Fund and Large Cap Value Institutional Series) and Rydex | SGI Mid Cap Growth Fund (formerly Security Mid Cap Growth Fund) (the Funds) as of September 30, 2009, and the related statements of operations for each of the periods then ended, and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 9 to the financial statements, the Alpha Opportunity Series of the Rydex | SGI Equity Fund (“Alpha Opportunity”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime broker services related to Alpha Opportunity’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrators. Information flow to Alpha Opportunity from the administrators has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainly exists regarding the ultimate timing of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Funds at September 30, 2009, and the results of their operations for each of the periods then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 24, 2009

Directors (unaudited)

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**	President - Washburn University
(09-20-46)	President - J&J Bonanza
2005

Penny A. Lumpkin**	Partner – Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President - Palmer Companies, Inc. (Small Business and Shopping
1993	Center Development)
Vice President - PLB (Real Estate Equipment Leasing)
Vice President - Town Crier (Retail)
Prior to 2002:
Vice President - Bellaire Shopping Center (Managing and Leasing)
Partner - Goodwin Enterprises (Retail)

Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail HealthCare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka

Richard M. Goldman*	Senior Vice President - Security Benefit Corporation
(03-04-61)	President & CEO – Rydex Holdings, LLC
2008 (President, Director &	President – Security Investors, LLC
Chairman of the Board)	Director – Security Distributors, Inc.
Director – First Security Benefit Life Insurance and Annuity Company of New York
President & Manager – Security Global Investors, LLC
President – Security Investments Corporation
Managing Member – RM Goldman Partners, LLC
President & CEO – ForstmannLeff
Managing Director – Head of the Americas Institutional Business, Deutsche
Asset Management

*	This director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This director is also an officer of the funds.
**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each director oversees 30 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Officers (unaudited)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years
Mark P. Bronzo	Portfolio Manager, Security Investors, LLC
(11-01-60)	Managing Director & Chief Compliance Officer, Nationwide Separate
Vice President – 2008	Accounts LLC

Christina Fletcher	Vice President & Portfolio Manager - Security Investors, LLC
(07-25-72)	Credit Analyst/Portfolio Manager - Horizon Cash Management
Vice President - 2005	Senior Money Market Trader - Scudder Investments

Brenda M. Harwood	Vice President, Chief Compliance Officer & Treasurer - Security Global
(11-03-63)	Investors, LLC
Chief Compliance Officer - 2004	Assistant Vice President - Security Benefit Life Insurance Company
Treasurer – 1988	Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Amy J. Lee	Secretary - Security Investors, LLC
(06-05-61)	Secretary & Chief Compliance Officer - Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary - Security Benefit
Corporation & Security Benefit Life Insurance Company
Director - Brecek & Young Advisors, Inc.

Mark Mitchell	Vice President & Portfolio Manager - Security Investors, LLC
(08-24-64)	Vice President & Portfolio Manager - Security Benefit Life Insurance Company
Vice President – 2003

Joseph C. O’Connor	Portfolio Manager, Security Investors, LLC
(07-15-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President – 2008

Christopher Phalen	Vice President & Head of Fixed Income - Security Global Investors, LLC;
(11-9-70) Vice President – 2002	Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance Company
Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Daniel W. Portanova	Portfolio Manager, Security Investors, LLC
(10-02-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President – 2008

James P. Schier	Vice President & Senior Portfolio Manager - Security Investors, LLC;
(12-28-57)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President – 1998	Company

Christopher D. Swickard	Assistant Secretary - Security Investors, LLC
(10-09-65)	Second Vice President & Assistant General Counsel - Security Benefit
Assistant Secretary – 1996	Corporation and Security Benefit Life Insurance Company
Assistant Secretary - Security Distributors, Inc.

David G. Toussaint	Vice President & Portfolio Manager - Security Investors, LLC
(10-10-66)	Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance
Vice President – 2001	Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Tax Information (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2009 which qualify for the dividends received deduction for corporate shareholders is as follows:

Rydex | SGI Equity Fund:
Equity Series	100%
Global Series	100%
Global Institutional Series	95%
Mid Cap Value Series	100%
Mid Cap Value Institutional Series	11%
Small Cap Value Series	5%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	100%
Large Cap Value Institutional Series	100%

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2009, taxed at the maximum rate of 15% is as follows:

Rydex | SGI Equity Fund:
Equity Series	100%
Global Series	100%
Global Institutional Series	100%
Mid Cap Value Series	100%
Mid Cap Value Institutional Series	11%
Small Cap Value Series	5%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	100%
Large Cap Value Institutional Series	100%

For federal income tax purposes, the Funds designate capital gain dividends for the fiscal year ended September 30, 2009 as follows:

Rydex | SGI Equity Fund:
Mid Cap Value Series	$86,413,567
Small Cap Growth Series	97,806
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	427,734
Rydex | SGI Mid Cap Growth Fund	651,342

Additional information for foreign shareholders only:

For the year ended September 30, 2009, the following ordinary distributions paid qualified as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C):

Rydex | SGI Equity Fund:
Global Institutional Series	11%
Mid Cap Value Series	7%
Rydex | SGI Large Cap Value Fund:
Large Cap Value Fund	8%
Large Cap Value Institutional Series	3%

For the year ended September 30, 2009, the following ordinary distributions paid qualified as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(C):

Rydex | SGI Equity Fund:
Mid Cap Value Institutional Series	93%
Small Cap Value Series	100%

Other Information

Each of the Rydex | SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Rydex | SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Rydex | SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

Rydex | SGI Privacy Policies

Rydex Funds, Rydex | SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex”)

Our Commitment to You

When you become a Rydex | SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex | SGI client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex | SGI account application or when you request a transaction that involves Rydex and Rydex | SGI funds or one of the Rydex | SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex | SGI. For example, if you ask to transfer assets from another financial institution to Rydex | SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex | SGI investment products and services, we may share your information within the Rydex | SGI family of affiliated companies. This would include, for example, sharing your information within Rydex | SGI so we can make you aware of new Rydex and Rydex | SGI funds or the services offered through another Rydex | SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex | SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex | SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies

Rydex | SGI Privacy Policies (continued)

or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 732
One Security Benefit Place — Topeka, Kansas 66636-0001 — securitybenefit.com
Rydex Distributors, Inc.

SDI 604	46-06043-00 2009/09/30

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $14,100 in 2008 and $16,400 in 2009.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2008 and $9,250 in 2009, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,300 in 2008 and $6,500 in 2009. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2) Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,550 in 2008 and $15,750 in 2009.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY LARGE CAP VALUE FUND

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	December 7, 2009

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	December 7, 2009